Exhibit 10.8

REPUBLIC OF NICARAGUA

CENTRAL AMERICA

STATE NOTARY PUBLIC

AUTHENTICATED COPY

VALE TRES CORDOBAS

Seal:
Republic of Nicaragua
Central America	SERIES “M”
No. 1766001

PUBLIC DEED NUMBER SEVENTY ONE (No.71).- CONCESSION AGREEMENT FOR THE EXPLORATION AND EXPLOITATION OF HYDROCARBONS FOR THE “PERLAS” PROSPECT.   In the city of Managua, at three o’clock in the afternoon of March five of the year two thousand nine.- Before me, GEOVANNY FRANCISCO SALINAS BRENES, Attorney and Notary Public for the Republic of Nicaragua, domiciled and residing in this city of Managua, duly authorized by the Supreme Court to act as the Eleventh Notary Public for the State during the five year period ending August one of the year two thousand nine, pursuant to the Minutes of Certificate of Office number one hundred fourteen dash two thousand eight (114-2008) beginning at eight hours of the morning of the first day of November of the year two thousand eight, in accordance with the Book of Agreements number seventy six seventy six of the year two thousand eight, page seventy six of the Book of Contracts of the year two thousand eight and the Certification of the Book of Records of Ownership Number seventy Six (76), dated eight o’clock and fifteen minutes of the morning of the first day of November of the year two thousand eight, page number seventy six, of the Book of Records of Ownership, filed with the Attorney General’s Executive Office for the Republic, appear: A) Dr. JOAQUIN HERNAN ESTRADA SANTAMARIA, of age, married, attorney and Notary Public, at this domicile, bearer of the citizenship identification number zero, eight, one, dash, two, one, one, zero, five, seven, dash, zero, zero, zero, nine  U (081-211057-0009U), and B) Mr. STANTON EDWARD ROSS, of age, married, businessman, domiciled in Chanute, State of Kansas, in transit through this city, passport number  three zero eight two one zero four six nine (308210469) of the United Status of America, issued on April 6, 2006 (04/06/2006) and expiration date of April 5, 2016 (04/05/2016), and C) also appearing Mr. Roberto Octavio Argüello Villavicencio, of age, single, Attorney, domiciled in Managua, bearer of the identification card number zero, zero, one, dash, zero, seven, zero, eight, seven, eight, dash, zero, zero, six, zero, letter “B” (001-070878-0060B) who has ample knowledge of the English and Spanish languages and who will act as the interpreter for the transaction, as designated by Mr. Stanton Edward Ross, who does not have knowledge of the Spanish language, all in accordance with Law number one hundred thirty nine (139), the Law that gives greater responsibility to the office of the Notary Public.  At the end of this public instrument, Mr. Roberto Octavio Argüello Villavicencio will sign this instrument along with the appearing parties, and the undersigned Notary.  I hereby swear to know the appearing parties and that, in my opinion, they have the necessary legal civil capacity to bind and contract and especially to sign this public instrument as follows.  A) Doctor JOAQUIN HERNAN ESTRADA SANTAMARIA, on behalf of the State and Government of the Republic of Nicaragua, as the Attorney General for the Republic of Nicaragua in accordance with article two, item two, articles eleven and twelve of the Organic Law of the Attorney General’s Office of the Republic published in La Gaceta, the Official Daily Newspaper number two hundred forty four (244) of December twenty four of the year two thousand one and article five (5) of Decree thirty three dash two thousand four (33-2004), Reforms and Additions to Decree number twenty four dash two thousand two (24-2002), Regulation of the Organic Law of the Attorney General’s Office of the Republic published in La Gaceta, the Official Daily Newspaper number eighty nine (89) of May seven of the year two thousand four.  He accepts his nomination and takes office as follows: One (1) The Certification that integrates and literally says “CERTIFICATION Paul Herbert Oquist Kelley, National Policies Council Coordinator, hereby certifies the Presidential Agreement No. 12-2007 and Act No. 1 that literally reads as follows: “PRESIDENTIAL AGREEMENT No. 12-2007.   The President of the Republic of Nicaragua, in accordance with the powers granted unto him through the Political Constitution, AGREES to Article 1. To nominate the following citizen, Doctor Joaquin Hernán Estrada Santamaria, as the Attorney General for the Republic (referenced herein); Article 2.  The following citizens are nominated as Presidents, Vice-Presidents, Directors and Sub-directors of Autonomous and Decentralized Entities: (referenced herein).  Article 3. This agreement will be in effect as of this date.  Be it published in La Gaceta, the Official Daily Newspaper. In Managua, the Presidential House, on January ten of the year two thousand seven.  Daniel Ortega Saavedra, President of the Republic of Nicaragua.  ACT No. 1, in the city of Managua, at Plaza de los No Alineados Omar Torrijos Herrera, at six o’clock in the evening of January ten of the year two thousand seven.  I, Daniel Ortega Saavedra, President of the Republic of Nicaragua, in order for the following individuals, Members of the Cabinet and Directors of Autonomous Entities to take the office for which they were nominated by Presidential Agreements No. 11-2007, 12-2007, 13-2007, 14-2007, 15-2007 and 16-2007, as follows:  Dr. Joaquin Hernán Estrada Santamaria is nominated as the Attorney General for the Republic (referenced herein).  The following citizens are nominated Presidents, Vice-Presidents, Directors and Sub-directors of Autonomous and Decentralized Entities (referenced herein).  To this end, I proceeded with the Oath of Office under the Law as follows: “Do you solemnly promise, before God, the Country, our national heroes and your honor, to faithfully comply with the duties of the position conferred unto you?” to which he replied: “Yes, I promise” and I concluded by saying: “If you so do, the country will reward you; otherwise, you will be held responsible”.  This concluded the act and the nominated party was in charge of his position.  The certification of this act will serve as sufficient document of qualification for all legal purposes.  This document was fully read, agreed to, approved, ratified and signed.  Daniel Ortega Saavedra, President of the Republic of Nicaragua, Joaquin Hernán Estrada Santamaria (referenced herein)”. This agrees with the originals, against which it was duly verified.  At the request of the interested party, I hereby prepare this Certification, in the City of Managua, Presidential House, on January sixteen of the year two thousand seven. (signature) Paul Herbert Oquist Kelley, National Policies Council Coordinator. Seal of the National Policies Council Coordinator.”  It is in accordance with the original against which it was compared.   And 2 Presidential Agreement Number four hundred sixty seven dash two thousand eight (467-2008) published in La Gaceta, Official Newspaper  number two hundred fifteen 9215) of November eleven (11) of the year two thousand eight (2008) which is integrated and literally reads as follows: PRESIDENTIAL AGREEMENT No. 467-2008.  The President of the Republic, CONSIDERING that the Political Constitution of the Republic of Nicaragua in article 102 institutes that the natural resources are a national asset and that preservation of the environment and the conservation, development and exploitation of same revert to the State who has the option to sign contracts for the exploration of such resources whenever such are of national interest.  II. That in accordance with the Political Constitution of the Republic of Nicaragua, article 181, second paragraph, which establishes that the concessions and exploration contracts of natural resources must have the approval of the Autonomous Regional Council.  III That the attributions established in Law No. 286, the Special Law of Exploration and Exploitation of Hydrocarbons published in La Gaceta, Official Daily Newspaper Number 109 of June 12, 1998, and Decree No. 43-98, Regulation to the Special Law of Exploration and Exploitation of Hydrocarbons, published in La Gaceta, Official Daily Newspaper No. 117 of June 24, 1998, of the Instituto Nicaragüense de Energia (INE) have been transferred to the Ministry of Energy and Mines (MEM), an entity created by Law No. 612, the Law of Reform and Addition to Law No. 290, the Law of Organization, Competence and Procedures of the Executive Power, published in La Gaceta, Official Daily Newspaper No. 20 of January 29, 2007.  IV  That in accordance with Resolution No. 08-2003 of April 11, 2003, published in La Gaceta, Official Daily Newspaper Number 100 of May 30, 2003, the INE’s Administrative Council granted Infinity, INC., which changed its legal name to INFINITY ENERGY RESOURCE, INC., the concession area denominated “Perlas Prospect”, Offshore the Caribbean. V  That the Presidential Agreement 185-2006 published in La Gaceta, Official Daily Newspaper No. 93 of May 15, 2006, authorized the signature of the petroleum concession contract for the area identified as the Perlas Prospect between the Republic of Nicaragua and the Petroleum Company INFINITY ENERGY RESOURCES, INC,INFINITY ENERGY RESOURCES INC.  VI  That citizens of the Autonomous Regions of the Atlantic of the Republic of Nicaragua submitted aan appeal (Recurso de Amparo) against signature of the Contracts for the Exploration and Exploitation of Hydrocarbons between them and the Concession Contract granted to the petroleum company INFINITY ENERGY RESOURCES, INC and whereby the Supreme Court of the Republic of Nicaragua through Sentence No. 92 of May 2, 2007, declared that the Appeal (Recurso de Amparo)  to have grounds since the Concession Contracts were signed without approval of the North Atlantic Autonomous Region and the South Atlantic Autonomous Region Councils.  VII  That the award of the “Perlas Prospect” concession area to INFINITY ENERGY RESOURCES, INC is legal  since once the concession is approved by the North Atlantic Autonomous Region and South Atlantic Autonomous Region Councils the corresponding Contract must be subscribed.  VIII  That the North Atlantic Autonomous Regional Council in a meeting on August 13, 2008, and the South Atlantic Autonomous Regional Council in a meeting on July 4 and 5, 2008, approved the Concession Contract for the Exploration and Exploitation of Hydrocarbons in the Perlas Prospect granted on behalf of INFINITY ENERGY RESOURCES, INC.  IX  That the Ministry of Energy and Mines (MEM) submitted to the President of the Republic the Minutes of the Concession Contract for Petroleum Exploration and Exploitation to be signed with INFINITY ENERGY RESOURCES, INC. in accordance with article 24 of Law No. 286, the Law for Exploration and Exploitation of Hydrocarbons, in accordance with the laws in effect.    By the powers vested by the Political Constitution, it is hereby AGREED Article 1.  Having fulfilled the requirements established in the Political Constitution of the Republic of Nicaragua and pertaining laws, the Attorney General of the Republic, on behalf and in representation of the State for the Republic of Nicaragua, is empowered to proceed with the subscription of the Concession Contract for Petroleum Exploration and Exploitation with the petroleum company INFINITY ENERGY RESOURCES, INC. under the terms negotiated by the Ministry of Energy and Mines and with the approval of the North Atlantic Autonomous Region Council in a meeting held on August 13, 2008, and the South Atlantic Autonomous Region Council, in a meeting held on July 4 and 5 , 2008.  The area to be granted, identified as the Perlas Prospect, will proceed in accordance with Resolution No. 08-2003 of April 11, 2003, published in la Gaceta, Official Daily Newspaper Number 100, of May 30, 2003, Article 2.  The Attorney General for the Republic must have the respective justifying and required documents to fulfill the provision in the previous article of this Agreement.  Article 3.  The Certification of this Agreement and the taking of office by the Attorney General for the Republic are sufficient documents to accredit his representation.  Article 4.  This Agreement goes into effect as of this date.  Be it published in La Gaceta, Official Daily Newspaper.  In the city of Managua, Government House, on October thirty one of the year two thousand eight.  Daniel Ortega Saavedra, president of the republic of Nicaragua.  Paul Oquist Kelly, National Policies Private Secretary.  B)  Mr. STANTON EDWARD ROSS, acting in the name and representation of the business company denominated INFINITY ENERGY RESOURCES INC., an American company constituted in accordance with the laws of the State of Delaware, United States of America, accredits his representation through the following documents: I – Deed Number thirteen of April ten of the year two thousand six, which integrates and literally says: PUBLIC DEED NUMBER THIRTEEN (13) TRANSLATION OF THE DOCUMENT.  In the city of Managua, Republic of Nicaragua, at three o’clock in the afternoon of April ten of the year two thousand six.  Before me, BOANERGE ANTONIO OJEDA BACA, Attorney and Notary Public for Nicaragua, with domicile and residence in the city of Managua and duly authorized to act before the Supreme Court  during the five year period that expires on June eight of the year eight, appear Angélica Arguello Damha, of age, single, attorney, domiciled in Managua, bearer of identification card number zero, zero, one, dash, seven, two, zero, three, eight, one, dash, zero, zero, five, three, Letter “N” (001-270381-0053N) and Roberto Octavio Arguello Villavicencio, of age, single, attorney, domiciled in Managua, bearer of identification card number zero, zero, one, dash, zero, seven, zero, eight, seven, eight, dash, zero, zero, six, zero, letter “B” (001-070878-0060B) the last appearing party, acting as interpreter.  I swear to personally know the appearing parties and that, in my judgment, have the legal civil capacity necessary to bind and to contract and especially to execute this instrument, whereby the appearing parties express themselves in their own name and representation.  FIRST: The first appearing party is in possession of the ARTICLES OF INCORPORATION AND BY- LAWS OF INFINITY RESOURCES, INC. and such articles and by-laws are in the English language, two of the authenticated copies are in English, and we hereby request a notarial translation of the document and its originals through an interpreter in order for this document to be valid in the Republic of Nicaragua.  In accordance with Law number one hundred thirty, the Law which gives more power to the office of Notary Public and article one thousand one hundred thirty two of the Code of Civil Procedure, the undersigned Notary proceeds with the translation of the documents that are in English through an interpreter.  To this end, based on the mentioned law, the undersigned Notary, with more than ten years of service with the Supreme Court, hereby nominates and designates as interpreter the appearing party Roberto Arguello Villavicencio, who has vast knowledge of both the Spanish and English languages, to verify the translation from English into Spanish of said documents.  SECOND: TRANSLATION:  having understood it, he accepts the nomination, being warned of the penalties for false testimony, promising to tell the truth, and states that: to the best of his knowledge and understanding, the Minutes in English read as follows in Spanish: ONE) State of Delaware, Secretary of the State, Corporations Division.  Delivered at 04:43 PM 04/29/2005 PRESENTED AT 04:27 PM 04/29/2005 SRV 050348989 – 3944450 file.  ARTICLES OF INCORPORATION OF INFINITY ENERGY RESOURCES, INC.  ARTICLE 1 – NAME:  The name of the company is Infinity Energy Resource, Inc. (“Company”).  ARTICLE 2 – REGISTERED AGENT.  The domicile of the head offices of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle.  The name of its registered agent at such domicile is Corporation Trust Company. – ARTICLE 3 – PURPOSE  The purpose of the Corporation is to participate in any legal act for which a corporation can be created in accordance with the General Law of Corporations in Delaware and its amendments (“DGCL”) – ARTICLE 4 – CAPITAL STOCK 4.1 Ordinary Shares (a) The total number or ordinary shares of $0.00001 nominal value per share that the Company is authorized to issue is: 75,000,000.  (b) Each bearer of ordinary shares will have the right to one vote for each share it owns with respect to all matters for which the bearers of ordinary shares have the right to vote.  Except for and subject to the preferences, rights and privileges expressly granted to the bearers of all types of shares that are currently in circulation and that prior rights, and all series of preferential shares that can be in effect in the future, except as otherwise stipulated by the laws of the State of Delaware, the bearers of ordinary shares will have all other rights of the Company’s shareholders, including, but not limited to (i) the right to receive dividends whenever so declared by the Board of Directors with respect to the assets legally available for such; and (ii) in case of any distribution of assets due to dissolution and liquidation of the Company, the right to receive in proportionally and equitably all the assets of the Company remaining after payment of the specific amounts to preferred stockholders, if any, who have the right to receive them as stipulated in this instrument or in accordance with this instrument.  4.2 Preferred Stock. (a) The total number of preferred shares in the nominal value of $0.0001 per share that the Company is authorized to issue is of 10,000,000 (b) The Board of Directors is expressly authorized at any time and periodically to issue preferred shares in one or more series, with the right to vote, complete or limited or without the right to vote and with those designations, preferences and special, participating, optional or other rights and requirements, limitations or restrictions of same that are indicated and expressed in the resolution or resolutions established by their issuance as adopted by the Board, subject to the limitations prescribed by law and in accordance with the provisions established in this instrument, including, but not limited to, the following: (1) The designation of the series and number of shares that will integrate the series. (2) The rate of dividends of the series, the conditions and dates in which such dividends will be payable, the relation that such dividends will have with the dividends payable in any other class of classes of shares and if such dividends will or will not be cumulative. (3) If the shares of the series will be subject to ransom on the part of the company, and, if so, the terms, prices and other clauses and conditions of such ransom.  (4) The clauses and the amount of any amortization fund estimated for the purchase or ransom of shares of the series. (5) If the shares of the series will be convertible into or interchangeable with shares of any other class or classes or of all other series of any class or classes of shares of the company and if the conversion or exchange, terms, prices, rates, modifications and other clauses and conditions of such conversion or exchange are available.  (6) The measure in which the holders of shares of the series will or will not have the right to vote with respect to the election of directors.  (7) The restrictions, if any,   with respect to the issuance or reimbursement of any preferred share.  (8) The rights of bearers of the shares of the series in case of liquidation or dissolution of the company.  ARTICLE 5 – DIRECTORS: .5.1 Powers: Number and Election of Directors.  The operations of the Company will be performed by the Board.  The number of directors of the Company must be periodically established in accordance with the By-laws of the company and may be increased or reduced from time to time in accordance with the By-Laws, so long as the number of directors is no less than three nor greater than seven, except as otherwise provided in this Article 5.  The election of the directors does not necessarily have to be by the written vote except and in accordance with what is established in the By-Laws.  The directors will be divided into three classes, designated as Class I, Class II and Class III.   Each class will consist, as much as possible, of one third of the total number of directors forming the Board.  The term of the initial Class I Directors will end in the year 2006; the term of the initial Class II Directors will end in the year 2007 and the term of the initial Class III directors will end in the year 2008.  The functions of the initial class will be determined by the Board of Directors.  In each ordinary shareholders’ meetings the successors of directors whose term has ended on such ordinary meeting and the term of the successors will be of three years.  If the number of directors changes, every increase or reduction will be distributed among the classes so that the number of directors in each class remains as uniform as possible, but under no circumstance will a reduction in the number of directors reduce the term of a director occupying its position.  Each director will exercise his/her functions until the ordinary meeting of the year in which his/her term expires and until his/her successor is elected and qualified; however, this will be subject to death, resignation, retirement, incapacity or dismissal of such director from his/her position.  In case any of the bearers of any class or series of preferred shares has the right, through a separate class vote, to elect directors, as specified in Article 4, then the provisions of such class or series of shares will apply with respect to its rights.  The number of directors that the bearers of any of those classes or series of preferred shares can elect will be in addition to the fixed number set forth in the preceding paragraph of Article 5.  5.2 Dismissal.  Subject any right of the bearers of all series of preferred shares, a director may only be dismissed from his/her position prior to the expiration of his/her term by just cause.  5.3 Quorum.  The quorum of the Board for business transaction will consist of no less than a majority of the total number of directors, except as otherwise provided in these Articles of Incorporation or in the By-Laws with respect to the filling of vacancies.  5.4 Directors positions and recent vacancies.  Except as otherwise established with respect to the rights of bearers of any class or series of preferred shares to elect directors under specific circumstances, the positions of directors recently created that result from an increase in the number of directors and the vacancies in the Board resulting from death, resignation, incapacity, dismissal or any other cause, must be filled only with the affirmative vote of the majority of the remaining directors exercising their function or of a single remaining director, although it may represent less than a quorum of the Board.  Every director elected in accordance with the previous sentence will exercise his/her functions for the remaining period of time until the expiration of the term of the new director’s position created or the one created from the vacancy and until the successor of such director has been elected and qualified.  ARTICLE 6 BY-LAWS – Except as otherwise provided in these Articles of Incorporation, including but not limited to the powers granted by the By-Laws, the Board is expressly empowered to adopt, revoke, alter, amend and rescind any or all the by-laws of the Company.   ARTICLE 7  SHAREHOLDERS – 7.1 – Meetings – The shareholders meetings may take place in or outside the State of Delaware, as established by the Board.  Each shareholders meeting will take place on the date, time and place established by the Board.  Except as otherwise established by law and subject to the rights of the bearers of any class or series of preferred shares, the shareholders extraordinary meetings may only be convoked by the Chairman of the Board, the executive director, the president or any employee of the Company through prior written request from the majority of the Board or as established in the By-Laws.  7.2 Action by written consent.  An action that is required or allowed to be taken in any ordinary or extraordinary shareholders meeting that can be taken without a meeting through written consent, only if all the shareholders with the right to vote in such action consent, in writing, to such action.  ARTICLE 8 – VOTING REQUIREMENTS – Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Company (and in spite of the fact that it can be specified otherwise a lower percentage by law, these Articles of Incorporation or the By-Laws) the affirmative vote of the bearers of at least sixty six and two thirds percent (66-2/3%) of the shares of capital stock of the Company in circulation with the right to generally vote in the election of directors (considered for this purpose as a class) will be required if it is necessary to amend, revoke or adopt any provision contrary to Articles 5, 8, 9 or 10 of these Articles of Incorporation.  ARTICLE 9 – RESPONSIBILITIES OF EMPLOYEES AND DIRECTORS  9.1 General – A director of a Company will not be responsible before the Company or its shareholders for monetary damages caused by non-compliance with a fiduciary obligation as director, except in the case where such exemption of responsibility or limitation of same is not allowed in accordance with the DGCL in effect then or in accordance with its future amendments.  9.2 Amendment.  No amendment, modification or revocation of this Article 9 will harm all of the rights or protection of a director at the time of such amendment, modification or revocation.  ARTICLE 10. INDEMNIFICATION. 10.1 General.  The Company will indemnify, to the limit allowed and in the form admissible by the DGCL and its future amendments (however, if there are any amendments, they will only be accepted if they allow the Company to grant rights of indemnification that are more ample than those granted by such law to the Company prior to such amendments) any individual who is a part, or subject to being a part of any legal action, complaint, judgment, or imminent, pending or complete process whether penal, civil, administrative or investigative, due to the fact that such individual (a) is or has been a director or employee of the Company or a predecessor to the Company or (b) is or has been a director of employee of the Company or any predecessor of the Company and has worked for any other company, general partnership, joint venture, trust, benefit plan for employees or another business as director, employee, partner, trustee, employee or agent at the request of the Company or a predecessor of the Company under the condition that , except as indicated in Section 10.4, the Company will indemnify any individual who seeks indemnification associated with a legal process (or part of the same) initiated by same individual, only if such process (or part of same) has been authorized by the Board.  10.2 Expense advances.  The right to indemnification granted in this Article 10 will be a contractual right and will include the right to receive payment from the Company for the expenses incurred with any legal process prior to the final judgment   Such advances will be paid by the Company within twenty days from the receipt of a report or reports from the claimant requesting such timely advance or advances, subject to the condition that if the DGCL so requirements, payment of such expenses incurred by a director or employee in their capacity as director or employee (and not in another capacity such person provides or has provided during his/her term as director or employee, including, but not limited to, services with respect to a benefits plan for employees) prior to the final judgment of a legal process, be made only through previous presentation to the Company of a commitment from such director or employee or in the name of such director or employee to reimburse all the amounts delivered to them as advance if it is determined in a higher court that such director or employee does not have the right to be indemnified in accordance with this Article 10 or another.  10.3 Procedure to obtain indemnification.  In order to obtain indemnification in accordance with this Article 10, a claimant must submit to the Company a request, in writing, that must include all the documentation and information available and necessary to determine if the claimant has such right, and up to what point, to receive indemnification.  Upon presentation by the claimant of the written request for indemnification in accordance with the first sentence of this Section 10.3, a decision with respect to the right of the claimant to receive such indemnification, in accordance with the applicable law, will be made as follows: (a) if it is requested by the claimant or if the are no disinterested Directors (such as defined below) or (b) by a majority vote of the disinterested Directors, although a quorum is not reached.  If it is determined that the claimant has the right to receive indemnification, payment will be made within 10 days following such determination.  10.4 Appeals.   If the Company does not pay the total amount of a claim under Section 10.1 within thirty days following receipt of the written claim by the Company in accordance with Section 10.3, the claimant may, at any time thereafter, initiate an action against the Company to collect the unpaid amount of the claim and, in case of total or partial success, the claimant will have the right to also collect for costs incurred to present such claim. It will be a defense with respect to such action (distinct from an action submitted for compliance with a claim for expenses incurred in defense of such procedure prior to  is final disposition, where the required procedure, if the case, has been offered to the Company) that the claimant has not fulfilled with the Code of Conduct, which makes possible, according to the DGCL, for the Company to indemnify the claimant for the amount demanded, but the Company will have the obligation to provide such defense.  If the Company (including its Board, the independent legal counsel or the shareholders) does not reach an agreement prior to the beginning of the action that the indemnification of the claimant is appropriate under the circumstances due to the fact that he or she has complied with the applicable Code of Conduct established by the DGCL , as the effective determination on the part of the Company (including its Board, the independent legal counsel or the shareholders) that the claimant has not complied with such applicable Code of Conduct, may not be considered as a defense of the action nor will they create an assumption that the claimant has not complied with the applicable Code of Conduct.  10.5 Obligatory Effect.  A determination must be made, in accordance with Section 10.3, that the claimant has the right to receive indemnification, whereby the Company will be obligated through such determination for all legal procedures initiated in accordance with Section 10.4.1.06 Validity of this Article.  The Company may not allege, in any legal procedure initiated in accordance with Section 10.4 that the procedures and presumptions of this Article 10 are not valid, obligatory and apply, and must stipulate in such procedure that the Company commits to comply with all the clauses of this Article 10.  10.07 Non Exclusivity, etc.  The right to indemnification and payment of the expenses incurred to defend a process prior to its final disposition granted in this Article 10 will not be exclusive of any other right that every individual may have, or to acquire, in accordance with any decree, clause of constitutive certificate, by-laws, agreement, vote  of disinterested shareholders or directors, or otherwise.  Non revocation or modification of this Article 10 may lessen, under any circumstance, or affect in an adverse manner the rights of any director, employee, or current or previous employee or agent of this Company or any predecessor of the same, with respect to any event or problem that arises prior to such amendment or modification.  10.08. Insurance.  The Company may maintain an insure, at its expense, to protect itself and any director, employee or agent of the Company or corporation, partnership, joint-venture, trust or another company against all cost, debt or loss, whether the Company has the capacity to indemnify such individual or not against such cost, debt or loss in accordance with the DGCL.  10.09 Indemnification of other individuals.  The Company may grant the right to an indemnification and to receive payment by the Company for expenses incurred in defending any process prior to its final disposition, to any current or former employee or agent of the Company or to any predecessor of the Company, in full compliance with the clauses of this Article 10 with respect to the indemnification and advance of expenses incurred by the directors and employees of the Company.  10.10 Divisibility.  If any clause or clauses of this Article 10 is or are deemed invalid, illegal or not applicable for any reason: (a) the validity, legality and applicability of the remaining clauses of this Article 10 (including, without limitation, each part or each paragraph of this Article 10 that does not contain such clause deemed to be invalid, illegal or not applicable that is not considered in itself invalid, illegal or inapplicable) will not be affected in any way or canceled for such reason and (b) as much as possible, the clauses of this Article 10 (including, but not limited to, each part of each paragraph of this Article 10 that contains such clause deemed to be invalid, illegal or not applicable) will be interpreted in such manner as to make effective the intention manifested by the clause deemed to be invalid, illegal or not applicable.  BYLAWS OF INFINITY ENERGY RESOURCES, INC. Adopted on April 29, 2005. ARTICLE 1 OFFICES -   The head offices of Infinity energy resources, Inc. (“Company”) in the State of Delaware will be in accordance with the Articles of Incorporation of the Company (“Articles of Incorporation”).  The Company will have offices located in any place that the Board so timely agrees.  ARTICLE 2 SHAREHOLDERS – 2.1 Ordinary meetings.  The ordinary meeting of shareholders to elect its directors and to discuss all other business deemed adequate prior to the meeting will be held on the date and hour established by resolution of the Board.  2.02 Extraordinary meetings.  Except as otherwise provided by law, the extraordinary meetings of the shareholders will be convoked by those individuals specified in the Articles of Incorporation and must be convoked by the Secretary of the Company in accordance with written request by the shareholders who have registered 25% or more of the capital stock of the Company with the right to general vote in the election of directors.  Such written request will indicate the purpose of the proposed meeting and will include all the relevant information set forth in Section 2.5.  The topic to be discussed in all extraordinary meeting of the shareholders will be limited to those duly established in the written request and for which all necessary information has been provided in a timely fashion in accordance with Section 2.5.  2.03 Notice of Meeting.  Written notice of the meeting will be delivered no less than ten days and no more than sixteen days prior to the date of the meeting, indicating the place, date and time of such meeting and, in case of an extraordinary meeting, the purpose for which the meeting is convoked; except as otherwise provided in the Articles of Incorporation.  Delivery can be made personally, through the postal service, prepaid telegram, telex, facsimile transmission, cablegram or messenger to each shareholder subscribed in the registry as authorized to vote in such meeting.  If such notice is sent by mail, it will be deemed as received whenever it is deposited in the postal service of the United States, prepaid postage, addressed to the shareholder and sent to his/her address,  as it appears in the shareholders registry of the Company.  2.04 Waiver.  The presence of a shareholder of the Company, whether in person or through proxy in a meeting, whether ordinary or extraordinary, will constitute the waiver of the right of notice to such meeting except when a shareholder is present in the meeting for the express purpose of objecting, at the beginning of such meeting, the discussion of any topic due to the fact the meeting has not been convoked in a legitimate manner. A written waiver to the right to receive notice of such meeting, signed by the shareholder or shareholders authorized to such notice prior, during of after the time of notice or the hour of the meeting, will be equivalent to a notice.  It will not be necessary to specify the matter to be discussed nor the purpose of the entire meeting in the written waiver to the right to receive notice.  2.5 Notice of the matter to be discussed in the shareholders meeting.  No matter can be discussed in any shareholders meeting, including the nomination or election of individuals to the Board, other than (a) those specified in the meeting notice (or any attachment to it) granted by or subject to the direction of the Board (or committee duly authorized by the Board) with respect to an ordinary meeting or an extraordinary meeting convoked by any of the individuals specified in Section 7.1 of the Articles of Incorporation, (b) duly presented at the meeting by or according to the direction of the Board (or any committee duly authorized by the board) or (c) duly presented at the meeting by any shareholder of the Company (1) that is a shareholder subscribed in the registry on the date on which notice was given as specified in Section 2.5 and on the date of registration to determine the shareholders authorized to vote in such meeting and (2) that it complies with the procedures for notice established in this Section 2.5.  Besides all other applicable requirement for the matter to be duly presented at the meeting by a shareholder, the shareholder must have given written notice of the matter in due time and format to the Secretary of the Company. (a) In order for the shareholder’s notice reaches the Secretary in a timely manner,  it must be delivered or sent by mail to be received at the main office of the Company no less than ninety days and no more than one hundred twenty days of the date of the meeting; however, (1) in case the public disclosure of the date of the meeting takes place less than one hundred twenty days prior to the meeting, in order for the shareholder’s notice to be timely it cannot be received after the closing of the tenth business day following the day on which the public disclosure of the date of the meeting has taken place and (2) notwithstanding the preceding item, with respect to an extraordinary meeting convoked through written notice from the shareholders, in accordance with section 2.2, every notice submitted by a shareholder making the request must be delivered simultaneously with such request. (b) In order for the shareholder’s notice to reach the Secretary in a timely manner with respect to any subject other than the nomination of individuals for election of the Board, must make reference to each of the topics such shareholder proposes to discuss at the ordinary meeting and must include (i) a brief description of the matter to be discussed; (ii) the name and address of subscription of the shareholder; (iii) the class or series and number of shares of capital stock of the Company owned by the shareholder, registered or usufruct; (iv) a description of all arrangements or agreements between such shareholder and any other individual or individuals (including their names) with respect to the proposal of such matters and (v) a statement that such shareholder intends to appear in person or through proxy in the meeting to submit such matter at the meeting. (c)  In order for the shareholder’s notice associated wit h the naming of individuals for the Board reaches the secretary in an appropriate manner, it must establish (a)  with respect to each of the proposed candidates, (i) the name, age, business and residential address of the candidate, (ii) main job or position of the candidate, (iii) the class or series and number of shares of the capital stock of the Company owned by the candidate, whether registered or usufruct and (iv) any other information associated with the candidate that could be required for information in a statement of representation or other presentations with respect to requests of representation for the election of directors in accordance with Section 14 of the 1934 Securities Exchange Act and its modifications (the “Securities Exchange Act”) and the provisions and regulations established below; and (b) with respect to the shareholder that delivers the notice, (i) the name and address of subscription; (ii) the lass or series and number of shares of the capital stock of the Company owned by said shareholder, whether registered or usufruct; (iii) a description of all arrangements or agreement between such shareholder and each of the proposed candidates and any other individual or individuals (including their names) in accordance to which the nomination(s) will take place; (iv) a statement that such shareholder has the intention of appearing in person or through proxy in the meeting to nominate the individuals mentioned in such notice and (v) all other information related to such shareholder that need to be disclosed in a statement of representation or other necessary presentations with respect to requests of representation for the election of directors in accordance with Section 14 of the Securities exchange Act and the provisions or regulations promulgated by virtue of the same.  Such notice must be accompanied of a written consent from each candidate proposed to be nominated and to provide services as director in case he/she is elected. (d) In the shareholders meet, no matter can be discussed and the individuals nominated by a shareholder cannot be elected as director unless notice has been given with respect to the proposed action in accordance with the procedures established in this Section 2.5.  The determinations of the president of the meeting as to whether such procedures were fulfilled or not, in a particular case, will be binding and definitive.  2.06 Quorum.  Except as otherwise provided by law, in the Articles of Incorporation of these By-laws, the holders of no less than the majority of the shares with the right to vote in the shareholders meeting who are present in person or through proxy, will constitute a quorum and whatever the majority of such quorum decides will be deemed as the decision of the shareholders except with respect to the election of directors.  If a quorum is not present in the meeting, the president of the meeting will suspend the meeting without prior notice if the time and place are announced in the meeting until such time a quorum is present.  In the suspended meeting in which a quorum is present, any matter can be discussed that was discussed in the original meeting.  In case the suspension lasts for more than thirty days or if soon after it is suspended a new date is entered for the suspended meeting, notice of suspension of the meeting will be delivered to each registered shareholder with the right to vote in a meeting.  2.07 Procedure.  The order of the day and all other topics in each shareholders meeting will be determined by the president of the meeting.  The president of every shareholders meeting will be the president of the Board or, in his/her absence, the member present in the meeting the most seniority in the Company.  ARTICLE 3 – DIRECTORS - 3.01 Number.  Subject to the clauses of the Articles of Incorporation, the number of directors will be determined exclusively and timely through resolution adopted by the Board.  3.2 Ordinary Meetings.  The Board will meet immediately after and at the same place where the shareholders ordinary meeting took place whenever a quorum is present and without the need of notice of such meeting in order to legitimately constitute it.  The ordinary meetings of the Board will be held at the places and times timely determined by the Board. 3.3. Extraordinary Meetings.  The extraordinary meetings of the Board may be convoked at any time and place and for any reason by the president of the board, by the general director or by the majority members of the Board.  3.4 Notice of Meetings.  It is not necessary to give notice for the ordinary meetings of the Board.  Notice will be sent with respect to each extraordinary meeting of the Board to each director, at their usual place of work or to the address provided by the members for such purpose.  Such notice will be deemed sent in the time and form established whenever it (a) is placed in the postal service of the United states no more than three calendar days prior to the date of the meeting or (b) is delivered in person, by telegram, through facsimile or communicated by telephone, at least twenty four hours prior to the time set for the meeting.  It is not necessary for such notice to include a statement of the matter to be discussed nor the purpose of the same.  3.5 Waiver.  The presence of the director in a Board meeting will constitute a waiver to the right of notice of such meeting, except when the director participates in a meeting for the express purpose of objecting, at the beginning of same, to the discussion of any topic due to the fact the meeting has not been formally called or convened.  A written waiver to the right to receive notice signed by the authorized director or directors to such notice, whether before, during or after the time of notice or the time of the meeting will be equivalent to a notice.  3.06 Quorum.   Except as otherwise provided by law, the Articles of Incorporation or these By-laws, it will be necessary to have the presence of the majority of the directors in service at that time and this will be sufficient to constitute a quorum to discuss the matters of every board meeting, and the decision made by the majority of the directors present in the meeting in which a quorum is present will be deemed as made by the Board.  In case a quorum is not reached, the Board meeting will be timely suspended without notice.  3.07 Telephone participation in the meetings.  The members of the Board or any Board committee may participate in a Board meeting or committee meeting through a telephone or similar communication equipment conference call through which all individuals participating in the meeting can hear each other and each participation will constitute the presence of the individual in the meeting.  3.08 Decisions without a meeting Except as otherwise established in the Articles of Incorporation or these By-laws, all decisions that can be made or are allowed to be made can so be made in any meeting of the Board or any of its committees without a meeting in case all members of the Board or its committees sign a written consent, as the case may be, and such written consent is filed with the minutes of procedures of the board or committee.  Any consent may be equivalent to and will be valid on the date of the last signature entered on the same unless otherwise established.  ARTICLE 4 COMMITTEES – 4.01 Designation of committees.  The Board will establish committees to perform the delegated or designated duties as much as permitted by law.  Each committee will consist of one or more directors of the Company.  In the absence or disqualification of a member of a committee, he/she or the members present in all meetings and disqualified to vote, whether or not such members constitute a quorum, may designated, in unanimous form, another member of the Director to act in the meeting in the place of such absent or disqualified member.  4.02 Authority and powers of the committee.  Except as otherwise provided by law, the board may establish, through resolution or amendment to these by-laws, that a committee may exercise all the powers and authority of the Board in handling the business and matters of the Company. ARTICLE 5 – EMPLOYEES – 5.0 Number.  The employees of the Company will be designated or elected by the Board.  The employees will include a general director, a president, if applicable, the number of vice-presidents the Board determines, a secretary, if applicable, the number of secretary assistants as determined by the Board and a treasurer.  Any individual can have two or more positions at the same time.  5.02  Additional Employees.  The Board may nominate any other employee it deems appropriate.  5.03  Duration of the positions.  Resignation.  All employees, agents and employees of the Company will maintain their respective positions or functions according to the will of the Board and may be removed from their positions at any time that board deems appropriate, with or without cause.  Every employee may resign at any time by submitting written notice of such resignation to the general director, the president or the secretary and it is not necessary for such resignation to be accepted in order for it to be effective unless the notice does not establish so.  Any vacancy to a position will be covered by the Board.  Functions.  The employees of the Company will perform the duties and exercise the powers conferred unto them as assigned by the Board or the president and general director.  ARTICLE 6 - CAPITAL STOCK – 6.01  Certificates.  The Board will authorize the issuance of certified or uncertified capital.   Each shareholder of the Company, through written request, will have the right to one or more certificates signed by or in the name of the Company (a) by the general director or president and (b) the secretary or the secretary’s assistant, certifying the number of shares of capital of the Company owned by said shareholder.  Any or all the signatures of the certificate may be sent facsimile.  6.02  Registered shareholders -  The Company will have the right to treat the holder of any registered share or shares of capital of the Company as the holder in fact of such share or shares and, consequently, it will not be subject to acknowledge any equivalent claim or participation in said share or shares in the name of any other individual, whether there is real notice of it or not, except as otherwise provided by law.  6.03 Cancellation of certificates.  All certificates delivered to the Company will be canceled and, except in case of loss, theft or destruction of the certificates, no new certificate will be issued until the previous one(s) with the same number of shares of the same class of capital have been delivered and cancelled.  6.04. Lost or destroyed certificates. The Board may establish that new certificates be issued instead of any certificate or certificates issued until then by the Company that have been declared lost, stolen or destroyed, by preparing a sworn statement of such fact in an acceptable manner to the Board by the person claiming the certificate or certificates have been lost or stolen or destroyed.  At its own discretion and as prior condition for the issuance of any new certificate or certificates, the Board may require that the owner of thee lost, stolen or destroyed certificate(s), or the legal representative of such individual, provide the Company and its transfer or registered agent(s) a title in such manner and amount as specified by the Board as indemnification for any claim that might arise against the Company and its transfer or registered agent(s) due to the loss, theft or destruction of any certificate or the issuance of a new certificate.  ARTICLE 7 – FISCAL PERIOD – 7.1 The Company’s fiscal period will end on December 31 of each year.  ARTICLE 8 – AMENMENT -  The expert continues to talk and says that the authentication from the state of Colorado in English says the following in Spanish: TWO) STATE OF COLORADO, DEPARTMENT OF STATE, CERTIFICATE, UNITED STATES OF AMERICA, STATE OF COLORADO, SS.  I, GINETTE DENNIS, Secretary of State for the State of Colorado, hereby certify that DIANNE HAWK-BROWN, whose name is subscribed on the certificate of acknowledgement of the attached instrument was, at the time of such acknowledgment, a NOTARY PUBLIC duly commissioned, sworn and authorized by the laws of the State of Colorado.  And I now further certify that the signature and official seal attached of the NOTARY PUBLIC mentioned above, to the best of my knowledge, is genuine.  The signature of the notary was compared to the signature on file at my office.  In witness whereof I affix the great seal of the State of Colorado, in the city of Denver, on the 8th day of the month of March, A.D. 2006 (f) Ginette Dennos.  Secretary of State.  Following is a certification of the Secretary of INFINITY ENERGY RESOURCES, INC., which reads as follows in Spanish:  THREE) CERTIFICATE FROM THE SECRETARY OF INFINITY ENERGY RESOURCES, INC.  I, Timothy A. Ficker, duly elected, qualified and acting in the quality of Secretary in accordance with the By-Laws of Infinity energy Resources, Inc., a company organized and existing under the laws of the State of Delaware, U.S.A. (“Company”), hereby certify that the Company’s Articles of Incorporation and the By-Laws and said Articles of Incorporation and By-Laws have not been modified, changed or revoked.  In my presence, I sign, as Secretary of Infinity energy resources, Inc., on the 6th day of the month of March, 2006. (F) Timothy A. Ficker.  Secretary of Infinity energy Resources, Inc. Before me, on the 6th day of March, 2006, appears Timothy A. Ficker, in the quality of Secretary of Infinity Energy Resources, Inc. who signed the certificate and witnesses my signature and seal of office.  (F) Legible.  Notary Public in and for the State of Colorado.  My commission expires: eleven/zero, five/zero, seven (11/05/07) Seal.  For greater integrity of the document, the Consulate General of the Republic of Nicaragua in Houston and the Ministry of Foreign Affairs of Nicaragua authenticate the document which is in Spanish and says the following: FOUR) The Consulate General of the Republic of Nicaragua in Houston, hereby CERTIFIES  the preceding signature that says: GINETTE DENNIS, is authentic and corresponds to that of the name: Ginnette Dennis.  Position: Secretary of the State of Colorado.  Date: March 28, 2006.  “THIS CONSULATE DOES NOT ASSUME RESPONSIBILITY WITH RESPECT TO THE CONTENT OF THE DOCUMENT. “Finally, the authentication from the Ministry of Foreign Affairs of Nicaragua, which says the following: FIVE) Ministry of Foreign Affairs of Nicaragua, Consular Division.  Managua, Nicaragua.  The undersigned, General Consular Director hereby “certifies” that the preceding signature that says: MARIAMERCEDESBECK is authentic and is verified against that used on this date (ba).  MARIA MERCEDES BECK, CONSUL FOR THE REPUBLIC OF NICARAGUA IN HOUSTON, TEXAS, UNITED STATES OF NORTH AMERICA.  The Institution and the Employee (a) do not assume responsibility with respect to the content of the document.  Managua, Wednesday, April 05, 2006, 11;15:45 a.m. (F) Legible.  Lic. Maria Josefina Rojas Romero.  Director of consular Services.  Seal: Ministry of Foreign relations, Managua, Nicaragua.”  So expressed the appearing parties, well instructed by me, Notary Public, concerning the object, value and legal effect of this document, the general clauses that ensure its validity, the special clauses it contains and those that address waivers and implicit and explicit stipulations.  This Deed was read by me, Notary Public, to the appearing parties, who agree, approve, ratify and sign it along with me, who swears to all. (F) Angelica Arguello D. (f) Roberto Octavio Arguello V. (f) Boanerge Ojeada B.  - THE FRONT PAGE NUMBER FORTY SEVEN IS PASSED ON TO PAGE FIFTY SEVEN OF MY PROTOCOL BOOK NUMBER THIRTEEN OF THE CURRENT YEAR, AT THE REQUEST OF MIS ANGELICA ARGUELLO DAMHA, THE FIRST AUTHENTICATED COPY OF SEVEN PAGES THAT I SIGN, SEAL AND INITIAL IN THE CITY OF MANAGUA, AT THREE THIRTY IN THE AFTERNOON OF APRIL TEN OF THE YEAR TWO THOUSAND SIX”   Signature and Notary seal of BOANERGE ANTONIO QUEDA BACA, II. WITNESS PUBLIC DEED NUMBER TWO HUNDRED THIRTY SIX (236).  TRANSLATION OF THE DOCUMENT.  In the city of Managua, Republic of Nicaragua, at eight o’clock in the morning of December ten of the year two thousand eight, before me, WILLIAM MIGUEL ESPINOZA NARVAEZ, attorney and Notary Public for the Republic of Nicaragua, with domicile and residence in this city, duly authorized to act before the Supreme Court  during the five year period that expires on September nineteen two thousand nine, appear Mr. Favio Josué Batres Pérez, of age, single, attorney, with domicile and residence in this city of Managua, identified through identification card number zero zero one dash one six zero six eight zero dash zero three L (001-160680-0073L) and Ms. Ana Cecilia Chamorro Callejas, of age, single, student, with domicile and residence in this city of Managua, identified through identification card number eight eight eight dash one three zero one eight six dash zero zero zero one M (888-130186-001M).  I swear to personally know the appearing parties and that in my judgment they have the necessary legal civil capacity to bind and to contract, and especially to execute this instrument, in their own name and representation.  The first appearing party, Favio Josué Batres Pérez speaks and says: FIRST:  that he is in possession of a Certificate issued by the Secretary of the Board of Directors of Infinity Energy Resources, Inc, an American company constituted in accordance with the laws of the state of Delaware of the United States of America, which contains, as an Annex,  a Resolution of the Board of Directors associated with the negotiation and execution of some Nicaraguan Concession Agreements, as well as a Special power of Attorney on behalf of Mr. Roberto Arguello and Mr. Stanton Ross.  Such Certificate, as well as the Notarial Certificate and two authentic copies of the same are in English; therefore, through this Instrument it is requested that a Notarial translation be provided of the documents that are in English into Spanish through an interpreter, so that such Certificate and its annexes, that is, the Resolution of the Board of Directors and the Special Power of Attorney already mention may be valid in the republic of Nicaragua.  In accordance with article five of law number one hundred thirty nine, “LAW THAT GIVES GREATER POWER TO THE INSTITUTION OF NOTARY PUBLIC” and article one thousand one hundred thirty two of the Code of Civil Procedure of the Republic of Nicaragua, the undersigned notary proceeds with the mentioned translation through an interpreter.  To this end, based on the mentioned law, the undersigned notary, with more than ten years in office as described in the previous instrument and each one having acknowledged that he executed the same by the authority conferred unto him, hereby signs and places his official seal on it. Signature (illegible).  My commission expires on August twenty nine of the year two thousand nine. (seal) CHRISTA R. MORROW, Notary Public in and for the State of Kansas.  My commission expires on August twenty nine of the year two thousand nine. (iii) Certificate from the Secretary of State of the State of Kansas: “STATE OF KANSAS.  Office of the Secretary of State.  Ron Thornburgh (seal: Great Seal of the State of Kansas, January twenty nine 1861.  To all who see this document, Greetings: I, Ron Thornburgh, Secretary of State for the State of Kansas, hereby certify that the files in my office show that on August twenty nine of the year two thousand five CHRISTA R. MORROW was a Notary Public in and for the State of Kansas, with her commission expiring on August 29, 2009 and that, as Notary Public, all the official acts are fully valid.  I further certify that said Notary Public is authorized by the laws of the State of Kansas to give oaths, acknowledgments and perform any other official duty.  In witness whereof, I hereby sign and authorize my seal of office to be affixed hereto. In the city of Topeka, on November twelve of the year two thousand eight. (Seal: SECRETARY OF STATE FOR THE STATE OF KANSAS).  Signature (illegible).  RON THORNBURGH, Secretary of State.” (iv) Certificate from the Office of the Governor of the State of Kansas: STATE OF KANSAS (seal) Office of the Governor.  I, KATHLEEN SEBELIUS, Governor of the State of Kansas, hereby  certify that RON THORNBURGH is the Secretary of State for the State of Kansas, duly elected and qualified; that the signature on the certificate is his authentic signature and that said certificate and witness are in agreement and official.  IN WITHNESS WHEREOF, I have subscribed my name and authorized that the Great Seal of the State be affixed: on November twelve of the year two thousand eight (signature: illegible) Governor (v) Annex A  Resolution of the Board of Directors: “ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF INFINITY ENERGY RESOURCES, INC.  On November six, 2008, in accordance with Section one hundred forty one of the General Law of Companies of Delaware and its amendments, the undersigned, all members of the Board of Directors (“Board) of Infinity Energy Resources, Inc., a  Delaware company, sign this instrument to show their consent to execute the actions   described in this document and the adoption of the following preambles and resolutions without holding a meeting: Negotiation and Execution of the Nicaraguan Concession Contracts  Considering that the Concession Contracts (as defined below) have been approved by the North Atlantic Autonomous Region and the South Atlantic Region; Considering that the Board of Directors of the Company has determined that it feasible and in the best interest of the Company to delegate the authority to Messrs Ross and Arguello Villavicencio to approve, negotiate and execute the Concession Contracts as deemed convenient; THEREFORE, it is resolved that Stanton Edward Ross, of age, married, businessman, domiciled in Chanute, Kansas, identified through the United States Passport number Z eight four, one, one, five, two, four (Z8411524) as President of the Board of Directors and Executive Officer of the Company, be and hereby is authorized to approve the form, terms and provisions, and negotiate and subscribe the PETROLEUM CONCESSION CONTRACT BETWEEN THE STATE OF NICARAGUA AND INFINITY for (i) the area of Perlas, granted to the company in accordance with Resolution thirty nine dash zero two dash two thousand six (39-02-2006) (the “Perlas Contract”) and (ii) the area of Tyra, granted to the Company in accordance with Resolution thirty eight dash zero two two thousand six (38-02-2006) (the “Tyra contract”) together with the Perlas Contract, the “Concession Contracts”); both Resolutions were issued by the INSTITUTO NICARAGUENSE DE ENERGIA (INE) and both contracts were approved by the North Atlantic Autonomous Regional Council and the South Atlantic Autonomous Regional Council and any other act nece4ssary to carry out the negotiation and subscription of the Concession Contract; Furthermore, it is RESOLVED that if Mr. Ross is unable to negotiate and execute the Concession Contracts, alternatively, Roberto Octavio Arguello Villavicencio, of age, single, attorney, identified through the identification card number zero, zero, one, dash, zero, seven, zero, eight, seven, eight, dash, zero, zero, six, zero B (001-070878-0060B) domiciled in this city of Managua, Republic of Nicaragua, is hereby authorized to (a) approve the form, terms and provision, and to negotiate and subscribe the Concession Contracts on behalf of the Company and (b) to execute any other act that is necessary to carry out the negotiation and execution of the mentioned Concession Contracts.  IT IS FURTHER RESOLVED, that a Special Power-of-Attorney is granted on behalf of Messrs. Ross and Arguello Villavicencio in the form of Annex A – General Authorization.  RESOLVE that  any and all acts of the officers previously performed or decided with respect to the preceding resolutions are hereby adopted, ratified and affirmed as   acts authorized and approved by the Company, and FINALLY:  RESOLVE that the officers and directors are and each one hereby is authorized and guided by and on behalf of the Company to execute all documents and carry out all actions they deem necessary, appropriate or recommended to perform the objectives of each of the preceding resolutions.  The actions taken by this agreement will have the same strength and effect as if they had been taken by the undersigned in a Board of Directors meeting, duly called and constituted in accordance with the By-laws and the Articles of Association of the Company.  This agreement can be executed in duplicate copies through signature by facsimile and a signature through facsimile will be deemed an original signature.  IN WITNESS WHEREOF the undersigned have executed this Unanimous Agreement as of November six (6) 2008.  (F) illegible: Stanton E. Ross (F ) illegible: Daniel F. Hutchins, Leroy C. Richie, Robert O. Lorenz.  IN WITNESS WHEREOF, the undersigned have executed this Unanimous Agreement as of November six (6) 2008.  Stanton E. Ross, Daniel F. Hutchins, Leroy C. Richie.  (F) illegible; Robert O. Lorenz. Annex A – SPECIAL POWER.  Be it known to all that through this instrument, the undersigned constitute and grant special powers to Stanton Edward Ross and Roberto Octavio Arguello Villavicencio, to (i) approve the form, terms and provisions, as well as to negotiate and to sign the PETROLEUM CONCESSION CONTRACT BETWEEN THE STATE OF NICARAGUA AND INFINITY ENERGY RESOURCES, INC. for (i) the area of Perlas, granted to the Company in accordance with Resolution thirty nine dash zero two das two thousand six (39-02-2006) (“Perlas Contract”) and (ii) the Tyra area, granted to the company in accordance with resolution thirty eight dash zero two two thousand six (38-02-2006) (“Tyra Contract, together with the Perlas Contract, the “Concession Contracts), both Resolutions issued by the INSTITUTO NICARAGUENSE DE ENERGIA (INE) and both contracts were approved by the North Atlantic Autonomous Regional Council and the South Atlantic Autonomous Regional Council, and (ii) to take any other action  with respect to the above that in the opinion of the attorney-in-fact would be beneficial or in the best interest or legally required by the undersigned, it being understood that the documents signed by the attorney-in-fact  on behalf of the undersigned in accordance with this Special power-of-Attorney will be acts and will contain such terms and conditions that the attorney-in-fact approves at his discretion.  The undersigned hereby grant to each attorney-in-fact the power and authority to act upon and perform any and each act and thing necessary or appropriate in the exercise of any of the rights and powers granted herein, regardless of the requirement, with the power of substitution or revocation, as if the undersigned were personally present,  hereby ratifying and confirming all that said attorney-in-fact or his substitute individual or individuals legally execute by virtue of this special power and the rights and powers granted herein.  This Special power will remain in effect until the Concession Contracts have ended from all aspects, unless it is early revoked by the undersigned through a document signed and delivered to the attorneys-in-fact.  IN WITNESS WHEREOF the undersigned have executed this Unanimous Agreement as of November _____, 2008.  Stanton E. Ross, Daniel F. Hutchins, Leroy C. Richie, Robert O. Lorenz.”  (vi) Annex B. – SPECIAL POWER. Be it known to all that through this instrument, the undersigned constitute and grant special powers to Stanton Edward Ross and Roberto Octavio Arguello Villavicencio, to (i) approve the form, terms and provisions, as well as to negotiate and to sign the PETROLEUM CONCESSION CONTRACT BETWEEN THE STATE OF NICARAGUA AND INFINITY ENERGY RESOURCES, INC. for (i) the area of Perlas, granted to the Company in accordance with Resolution thirty nine dash zero two das two thousand six (39-02-2006) (“Perlas Contract”) and (ii) the Tyra area, granted to the company in accordance with resolution thirty eight dash zero two two thousand six (38-02-2006) (“Tyra Contract, together with the Perlas Contract, the “Concession Contracts”),  both Resolutions issued by the INSTITUTO NICARAGUENSE DE ENERGIA (INE) and both contracts were approved by the North Atlantic Autonomous Regional Council and the South Atlantic Autonomous Regional Council, and (ii) to take any other action  with respect to the above that in the opinion of the attorney-in-fact would be beneficial or in the best interest or legally required by the undersigned, it being understood that the documents signed by the attorney-in-fact  on behalf of the undersigned in accordance with this Special power-of-Attorney will be acts and will contain such terms and conditions that the attorney-in-fact approves at his discretion.  The undersigned hereby grant to each attorney-in-fact the power and authority to act upon and perform any and each act and thing necessary or appropriate in the exercise of any of the rights and powers granted herein, regardless of the requirement, with the power of substitution or revocation, as if the undersigned were personally present,  hereby ratifying and confirming all that said attorney-in-fact or his substitute individual or individuals legally execute by virtue of this special power and the rights and powers granted herein.  This Special power will remain in effect until the Concession Contracts have ended from all aspects, unless it is early revoked by the undersigned through a document signed and delivered to the attorneys-in-fact.  IN WITNESS WHEREOF the undersigned have executed this Unanimous Agreement as of November six (6), 2008.  (F) Stanton E. Ross (F) Illigible.  Daniel F. Hutchins, Leroy C. Richie, Robert O. Lorenz.  IN WITNESS WHEREOF the undersigned executed this Unanimous Consent as of November six (6), 2008.  Stanton E. Ross, Daniel F. Hutchins.  (F) Illegible.  Leroy C. Richie, Robert O. Lorenz.  IN WITNESS WHEREOF the undersigned have executed this Unanimous Consent as of November six (6), 2008.  Stanton E. Ross.  Daniel F. Hutchins.  Leroy C. Richie (F) Illegible.  Robert O. Lorenz.”   The interpreter declares that the preceding translations are correct and true and that he has translated them to the best of his knowledge and understanding.  THIRD:  INSERTIONS:  The appearing party, Favio Josué Batres Pérez declares that the Certificate issued by the Secretary of the Company: ENERGY RESOURCES, INC., SECRETARY”S CERTIFICATE.  Reference is hereby made to certain resolutions (the “Resolutions”) of the Board of Directors of Infinity Energy resources, Inc., a Delaware corporation (the “Company”).  Capitalized terms used and not deemed herein shall have the meanings ascribed to them in the Resolutions.  The undersigned hereby certifies that he is the Secretary of the Company and that, as such, he is authorized to execute this Certificate on behalf of the Company and further certifies that the date hereof: 1. Attached hereto as Exhibit A is a true, correct and complete copy of the power of attorney executed by the Board of Directors of the Company on November 6, 2008, granting certain powers to Messrs. Ross and Arguello Villavicencio in connection with the negotiation and execution of the Nicaraguan concession contracts.  Such power of attorney has not been amended, modified or rescinded, and are in full force and effect in the form adopted {Signature Page Follows].- IN WITNESS WHEREOF, I have signed this certificate as of the 6th day of November 2008 (F) Illegible.  Name: Daniel F. Hutchins Title Secretary.  I, Stanton E. Ross, Chief Executive Officer of the Company, do hereby certify that Daniel F. Hutchins is on the date hereof the duly elected or appointed, qualified and Secretary of the Company and that the signature set forth above is the genuine signature of such officer. (F) Illegible.  Name: Stanton E. Ross.  Title: Chief Executive Officer” (ii) Annex A.   Resolution of the Board of Directors.  EXHIBIT A.  ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF INFINITY ENERGY RESOURCES, INC.  November 6, 2008.  In accordance with Section 141 of the Delaware General Corporation law, as amended, the undersigned, being all of the numbers of the Board of Directors (the “Board”) of Infinity Energy Resources, Inc., a Delaware corporation (the “Company”) hereby execute this instrument to evidence their consent to the taking of the actions set forth herein, and the adoption of the following preambles and resolutions without the holding of a meeting.  Negotiation and Execution of the Nicaraguan Concession Contracts. WHEREAS the Concession Contracts (as defined below) have been approved by the Autonomous region of the Northern Atlantic and the Autonomous region of the Southern Atlantic; and WHEREAS the Board of Directors of the Company has determined that it is advisable and in the best interests of the Company to delegate the authority to Messrs. Ross and Arguello Villavicencio to approve. Negotiate and execute the Concession Contracts as they deem advisable.  NOW THEREFORE, BE IT RESOLVED that Stanton Edward Ross, of legal age and a married businessman from Chanute, Kansas, with a United States passport (number Z8411524), in his role as Chairman Board of Directors and Chief Executive Officer of the Company be, and hereby is, authorized to (a) approve the form, terms and provisions, and negotiate and execute the Pertroleum Concession Contract between the State of Nicaragua and Infinity Energy resources, Inc. for (i) the Perlas Area, awarded to the Company according to Resolution 39-02-2006 (the “Perlas Contract”) and (ii) the Tyra Area, awarded to the Company, according to Resolution 38-02-2006 (the “Tyra Contract”, together with the Perlas Contract, the “Concession Contracts”) both Resolutions having been issued by the INSTITUTO NICARAGUENSE DE ENERGIA (“MEM”) and subsequently both contracts having been approved by the North Atlantic Autonomous Regional Council and the South Atlantic Autonomous Regional Council and (b) to perform any other act that he deems necessary to accomplish the negotiation and execution of the aforementioned Concession Contracts; FURTHER RESOLVED, that if Mr. Ross is unable to negotiate and execute the Concession Contracts, alternatively Roberto Octavio Arguello Villavicencio, of legal age, single and licensed attorney, identification No. 001-070878-0060B, domiciled in the city of Managua, Republic of Nicaragua, shall be authorized to: (a) approve the form, terms and provisions, and negotiate and execute, on behalf of the Company Concession Contracts; and (b) to perform any other act that he deems necessary to accomplish the negotiation and execution of the aforementioned Concession Contracts.  FURTHER RESOLVED that a Special Power of Attorney be issued to Mr. Ross and Mr. Arguello Villavicencio in the from attached as Exhibit A – General Authorization  RESOLVED that any and all acts of the officers and directors heretofore  done, made or taken in connection with any foregoing resolution be, and they hereby are, adopted, ratified and affirmed as the authorized and approved acts of the Company, and finally FURTHER RESOLVED that the officers and directors are, and each of them hereby is, authorized and directed for and on behalf of the Company, to execute all documents and take such further actions as they deem necessary, appropriate or advisable to effect the purposes of each of the foregoing resolutions.  The actions taken by this consent shall have the same force and effect as if   taken by the undersigned at a regular meeting of the Board of Directors of the Company, duly called and constituted pursuant to the Bylaws of the Company and the Act. This consent may be executed in counterparts by facsimile signature and a facsimile signature will constitute an original signature. [Signature page follows].  IN WITNESS WHEREOF, the und4ersigned have executed this Unanimous Consent as of this 6th day of November 2008 (F) Illegible.  Stanton E. Ross (F) Illegible. Daniel F. Hutchins, Leroy C. Richie, Robert O. Lorenz.  IN WITNESS WHEREOF, the undersigned have executed this Unanimous Consent as of this 6th day of November 2008.  Stanton E. Ross, Daniel F. Hutchins, Leroy C. Richie.  (F) Illegible.  Robert O. Lorenz.  Exhibit A POWER OF ATTORNEY.  Know all by these presents, that the undersigned hereby constitute and appoint Stanton Edward Ross and Roberto Octavio Arguello Villavicencio, the undersigned’s true and lawful attorneys-in-fact to (1) approve the form, terms and provisions, and negotiate and execute the PETROLEUM CONCESSION CONTRACT BETWEEN THE STATE OF NICARAGUA AND INFINITY ENERGY RESOURCES, INC. for (i) the Perlas Area, awarded to the Company according to Resolution 39-02-2006 (the “Perlas Contract”) and (ii) the Tyra Area, awarded to the Company according to Resolution 38-02-2006 (the “Tyra Contract”, together with the Perlas Contract, the “Concession Contracts”), both Resolutions having been issued by the INSTITUTO NICARAGUENSE DE ENERGIA (“MEM”) and subsequently both contracts having been approved by the North Atlantic  Autonomous Regional Council and the South Atlantic Autonomous Regional Council and (2) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.  The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute of substitutes shall lawfully do or cause to be done by virtue of this power-of-attorney and the rights and powers herein granted.  This Power-of-Attorney shall remain in full force and effect until the Concession Contracts have been finalized in all respects, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this ___ day of November, 2008.  Stanton E. Ross, Daniel F. Hutchins, Leroy C. Richie, Robert O. Lorenz”.  (iii) Annex B – Special Power – « EXHIBIT B POWER OF ATTORNEY – Know all by these presents that the undersigned hereby constitute and appoint Stanton Edward Ross and Roberto Octavio Arguello Villavicencio, the undersigned’s true and lawful attorneys-in-fact to: (1) approve the form, terms and provisions , and negotiate and execute the PETROLEUM CONCESSION CONTRACT BETEEN THE STATE OF NICARAGUA AND INFINITY ENERGY RESOURCES, INC. for (i) the Perlas Area, awarded to the Company according to resolution 39-02-2006 (the “Perlas Contract”) and (ii) the Tyra Area, awarded to the Company according to Resolution 38-02-2006 (the “Tyra Contract” together with the Perlas Contract, the “Concession Contracts), both resolutions having been issued by the INSTITUTO NICARAGUENSE DE ENERGIA (“MEM”), and subsequently both contracts having been approved by the North Atlantic Autonomous Regional Council and the South Atlantic Autonomous Regional Council, and 92) take any other action of any type whatsoever in  connection with the foregoing which, in the opinion of such attorney-in-fact ay be benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve at such attorney-in-fact’s discretion.  The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever, requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  This power of Attorney shall remain in full force and effect until the Concession Contracts have been finalized in all respects, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of November, 2008. (F) Illegible.  Stanton E. Ross (F) Illegible.  Daniel F. Hutchins, Leroy C. Richie, Robert O. Lorenz.  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of November, 2008.  Stanton E. Ross, Daniel F. Hutchins, (F) Illegible.  Leroy C. Richie, Robert O. Lorenz.  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of November, 2008.  Stanton E. Ross, Daniel F. Hutchins, Leroy C. Richie.  (F) Illegible.  Robert O. Lorenz.”  (iv) Notary Certification. “STATE OF KANSAS)) ss COUNTY OF Johnson) On November 6, 2008, before me, Christa Morrow, a Notary Public in and for the State of Kansas, personally appeared before me Mr. DANIEL F. HUTCHINS, Secretary of Infinity Energy Resources, Inc. a Delaware corporation, and Mr. STANTON E. ROSS, Chief Executive Officer of Infinity Energy Resources, Inc., a Delaware corporation, each personally known to me to be the person whose name is affixed to the foregoing instrument, with each having acknowledged that he executed the same in his authorized capacity.  WITNESS my hand and official seal.  Signature.  Christa R. Morrow.  My commission expires 8/29/09.  SEAL CHRISTA R. MORROW.  Notary Public – State of Kansas.  Appt. Expires 8/29/09”.  (v) Certification from the Office of the Secretary of State of Kansas: “STATE OF KANSAS – Office of Secretary of State RON THORNBURGH  To all to whom these presents shall come, Greetings: I, RON THORNBURGH, Secretary of State of the State of Kansas, do hereby certify the records of my office show that on the 29th day of August, 2005, CHRISTA R. MORROW was appointed a Notary Public in the State of Kansas, with an expiration date of August 29, 2009, and that as such Notary Public all official acts are entitled to full faith and credit.  I further certify that said Notary Public is empowered by the laws of the state of Kansas to administer oaths, take acknowledgments and perform other official duties.  IN TESTIMONY WHEREOF: I hereto set my hand and cause to be affixed my official seal.  Done at the City of Topeka, this 12th day of November, 2008, (F) Illegible.  RON THORNBURGH, SECRETARY OF STATE.”  (vi) Certification from the Office of the Governor of the State of Kansas: “State of Kansas.  Office of the Governor.  I, KATHLEEN SEBELIUS, Governor of the State of Kansas, do hereby certify that RON THORNBURGH is the duly elected and qualified Secretary of State of Kansas; that the signature attached to the certificate within is his genuine; and that said certificate and attestation are in due form and by proper officer.  IN TESTIMONY WHEEOF, I have hereunto subscribed my name and caused to be affixed the Great Seal of the state of Kansas this 12th day of November, 2007.  (F) Kathleen Sebelius, Governor.” (vii) Authentication from the Consulate General of Nicaragua in Washington D.C.: “Consulate General of Nicaragua 1627 New Hampshire Ave., NW Washington, D.C. 20009, No. 2546-2008 The Consulate General of the Republic of Nicaragua, in this City of Washington, District of Columbia, United States of America, hereby certifies that the signature of Ron Thornburg, Secretary of State of the State of Kansas, United States of America, which appears in this document, is authentic.  Issued in the City of Washington, D.C. on November 17 of the year 2008.  (F) Alcides Montiel.  Alcides Montiel, Advising Minister with Consular functions.  THE CONSULATE GENERAL OF NICARAGUA DOES NOT ASSUME ANY RESPONSIBILITY WITH RESPECT TO THE CONTENT OF THE AUTHENTICATED DOCUMENT.”  (viii) Authentication by the Ministry of Foreign Affairs of Nicaragua “No. 2008082758.  Ministry of Foreign Affairs, Consulate General.  Managua, Nicaragua.  The undersigned, Martha de los Angeles Rodriguez Duarte, Director of Consular Services, hereby “Certifies” that the preceding signatures that says ALCIDES MONTIEL “Is authentic and matches” the one used on the date (ba), ALCIDES MONTIEL, ADVISING MINISTER WITH CONSULAR FUNCTIONS IN WASHINGTON D.C. – UNITED STATES.  The Institution and Employee (a) do not assume responsibility with respect to the content of the document.  Managua, Thursday, November 20, 2008, 02:49 p.m. (F) Illegible Martha de los Angeles Rodriguez Duarte. Consular Services Director (Seal).”  So expressed those present as instructed by me, the Notary, concerning the matter, value and legality of this act, of the general clauses that ensure its validity, specific ones contained therein and those involving waivers and implicit and explicit provisions.  This deed, having been read by me in full to those present, was found to be in agreement, and they approve, ratify and sign it along with me, who swears to all associated with it.    (f) Favio Batres (f) Illegible.  Drawn before me on the back of the page number four seven one, and the back of page number four seven seven (477) in my Protocol number fifteen of the current year and book, this first witness on behalf of FAVIO JOSÉ BATRES PEREZ, in his own name and representation, in seven (seven) pages that I sign, initial and seal in the city of Managua, at eight hours and thirty minutes of the morning of December ten of the year two thousand eight.    Signature and Seal of the Notary WILLIAM MIGUEL ESPINOZA NARVAEZ – III. – “PUBLIC DEED NUMBER TWENTY FIVE (25) OPENING OF BRANCH -  In the city of Managua, Republic of Nicaragua, at eight o’clock in the morning of April twenty four of the year two thousand six, before me, ANA TERESA RIZO BRISEÑO, Attorney and Notary Public for the Republic of Nicaragua, with domicile and residence in the city of Managua, Republic, duly authorized to act  before the Supreme Court during the five year period ending September first of the year two thousand seven, appears before me Miss ANGÉLICA ARGUELLO DAMHA, of age, single, attorney, domiciled in Managua, republic of Nicaragua, identified through identification card number zero, zero, one, dash, two, zero, three, eight, one, dash, zero, zero, five, three, letter “N” (-001-270381-0053N).  I swear to personally know that appearing party and that she has, in my judgment, the legal capacity necessary to bind and contract, especially to sign this instrument whereby she acts in the name and representation of INFINITY ENERGY RESOURCES INC., a company organized and existing in accordance with the laws of the state of Delaware of the United states of America.  Miss Arguello demonstrates her representation through witness of public deed number thirty two 932), translation of the minutes of the Board of Directors meeting, which is literally transcribed later.  The appearing party, in the capacity described above, speaks and says: (FIRST): That for the purpose of establishing and requesting the Public Registration of Real Estate and Commercial Property from the Department of Managua for a branch of INFINITY ENERGY RESOURCES INC.,  Miss Arguello has the duly legalized documents issued by the Consulate of the Republic of Nicaragua in the city of Houston, State of Texas, United States of America and before the Ministry of Foreign Affairs in Nicaragua, which were duly translated into Spanish and read as follows:  A) PUBLIC WITNESS NUMBER THIRTY TWO (32) TRANSLATION OF THE BOARD OF DIRECTORS MEETING OF INFINITY ENERGY RESOURCES, INC.  which expressly authorizes the opening of the branch through a telephone conference call on March seventeen of the year two thousand six at twelve o’clock and thirty minutes, Rocky Mountain time, which deed includes and literally reads as follows: WITNESS – PUBLIC DEED NUMBER THIRTY TWO (32) PROTOCOL NUMBER THIRTEEN (13) TRANSLATION OF DOCUMENT- In the city of Managua, Republic of Nicaragua, at two thirty in the afternoon of April ten of the year two thousand six.  Before me, BOANERGE ANTONIO OJEDA BACA, Attorney and Notary Public for the Republic of Nicaragua, with domicile and residence in the city of Managua, duly authorized to act before the Supreme Court during the five year period that expires on the day of the year two thousand eight, appear Angélica Arguello Damha, of age, single, attorney and domiciled in Managua, bearer of the identification card number zero, zero, one, dash, seven, two, zero, three, eight, one, dash, zero, zero, five, three, letter “N” (001-270391-0053N) and Roberto Octavio Arguello Villavicencio, of age, single, attorney and domiciled in Managua, bearer of the identification card number zero, zero, one, dash, zero, seven, zero, eight, seven, eight, dash, zero, zero, six, zero, letter “B” (001-070878-0060B) the latter acting in the quality of interpreter.  I swear to personally know the appearing parties who, in my judgment, have the civil legal capacity necessary to bind and contract and in particular to execute this instrument; the appearing parties express themselves in their own name and representation.  FIRST: the first appearing party has the MINUTES OF THE BOARD OF DIRECTORS MEETING of INFINITY ENERGY RESOURCES INC. and that the minutes is in English and two of its originals are in English, the reason why it is hereby it is hereby requested that a notary translation be provided through an interpreter of said minutes and authenticated copies in order for this document to be valid in the Republic of Nicaragua.  In accordance with Law number one hundred thirty, the Law that gives greater power to the Institution of Notary, and article one thousand one hundred thirty two of the Code of Civil Procedure, the undersigned Notary proceeds with the translation of the portions of the document that are in English through an interpreter.   To this end, based on the mentioned law, the undersigned Notary, with more than ten years with the Supreme Court, hereby nominates and designates Roberto Arguello Villaviciencio as interpreter to verify the translation from English into Spanish as requested to him, who possesses ample knowledge of both the English and Spanish languages.  SECOND TRANSLATION.   Having understood it, he accepts the nomination, being warned of the penalties of false testimony, promising to speak the truth, and hereby declares: that to the best of his knowledge and understanding, the minutes in English say the following in Spanish: ONE) “INFINITY ENERGY RESOURCES, INC. MINUTES OF THE BOARD MEETING OF MARCH 17, 2006.  A special meeting of the Board of Directors (“Board”) of Infinity Energy resources Inc., a company constituted in the State of Delaware (the “Company”) was held through a conference call on March 17, 2006, which began as 12:30 hours, Rocky Mountain Time (MST).  The following directors participated in said meeting: Stanton E. Ross, Elliot Kaplan, Leroy Richie and James Tuell.  The following also participated in part of all of the meeting: Timothy Ficker, Vice President, Chief Financial Officer and Secretary, Deborah Friedman, from the Law Firm of Davis Graham & Stubbs LLP, Counsel for the Firm, and Andrew Melsheimer, of Thompson & Knight LLP, Counsel for the Firm with respect to the Nicaragua Project.  At the request of Mr. Ross, Mr. Tuell acted as Chairman of the meeting; Mr. Tuell confirmed the presence of a quorum and started the meeting.  Following Mr. Tuell, Mrs. Freidman acted as Secretary of the Meeting.  Nicaragua Mr. Ross made reference to the information provided in the Board Meeting held on March 1 with respect to the recent progress made in obtaining the concessions in Nicaragua and described the request for formal approval by the Board in said meeting to authorize the Execution of the documents related to the Concession contracts, the establishment of a Company Branch and offices in Nicaragua and to grant limited and general powers to the Company’s local Counsel in Nicaragua.  Mrs. Friedman described the powers proposed and the possibility of limitations with respect to certain powers.  The Board discussed in detail certain limitations of the powers to be granted through a General Power-of-Attorney, including the express limitation of powers relative to the sale, transfer or taxation of the Concession contracts. Mr. Melsheimer participated in the meeting and described the requirements of the General Corporate laws of Nicaragua with respect to the establishment of a Company branch and the Hydrocarbons Law, which usually require the designation of a legal representative domiciled in Nicaragua with power to bind the Company.  Mr. Melsheimer described his discussions with legal counsel concerning possible limitations of powers granted in the general and limited powers.  The Board continued discussing about the limitation of powers granted to the Nicaraguan legal counsel according to the general and limited powers and posed questions and received answers from Mr. Melsheimer concerning same.  After said discussion and the motion made and seconded, the board unanimously adopted the following resolutions: RESOLVES that Stanton Edwards Ross, of age, marries, businessman in Chanute, State of Kansas, United States of America passport number Z8411524, as chairman of the Board of Directors of the Company, is hereby authorized to negotiate and sign (a) Negotiate and sign the PETROLEUM CONCESSION CONTRACTBETWEEN THE STATE OF NICARAGUA AND INFINITY ENERGY RESOURCES INC. for (i) the Area of Perlas, awarded to the company pursuant to Resolution 39-02-2006 and (ii) the Area of Tyra, awarded to the company pursuant to Resolution 38-02-2006,; both Resolutions were issued by the INSTITUTO NICARAGUENSE DE ENERGIA (MEM); (b) to grant, on behalf of the company, a limited power (special power of Representation) in accordance with ANNEX A of this Act, Mr. Roberto Octavio Villavicencio, of age, single, attorney and identification No. 001-070878-0060B, domiciled in this city of Managua, Republic of Nicaragua and (c) to perform any other act necessary to negotiate and execute the above mentioned contracts; and RESULVE that (i) the Company, through a branch (“Branch”) established for this purpose, is hereby authorized to operate and carry out  any and all businesses in the Republic of Nicaragua that constitute the purpose of the Company as defined in the Articles of Incorporation of the Company and its amendments; and FURTHER RESOLVE that (i) the Company hereby allocates the amount of one hundred seventy five thousand córdobas (C$175,000.00) as the initial capital of the Branch; (ii) the Branch office will be located in the city of Managua, Nicaragua, and (iii) the opening of additional offices in other cities in the entire territory of the Republic of Nicaragua is hereby authorized; and FURTHER RESOLVE that Ms. Angélica Arguello Damha, of age, single, attorney, identification card No. 001-270381-0053N, domiciled in the City of Managua, Republic of Nicaragua, is hereby authorized  to (i) perform any and all act necessary and to sign all documents necessary to establish the Branch of the Company and to incorporate the Branch in the republic of Nicaragua; (ii) to appear before a Notary Public in Nicaragua to request registration of the documents necessary to legalize the establishment of the Branch; however, Ms. Arguello Damha may not act on behalf of the Company or the Branch to grant any power or to make any decision that is not duly authorized by the Board of the Company in this instrument; FURTHER RESOLVE that this minutes of the meeting of the Board of the Company will be sufficient in order for Ms. Arguello to prove her authority to establish the Branch of the Company; FURTHER RESOLVE that  once the Branch is registered in the Public Trade Registry of Managua, Nicaragua, Angélica Arguello Damha, of age, single, attorney, identification No. 001-270381-0053N, domiciled in the city of Managua, Republic of Nicaragua, is hereby authorized to appear before a Nicaraguan Notary Public to grant, on behalf of the Branch, a General Power, in accordance with the annex to this minutes, Annex B, to Mr. Roberto Octavio Arguello Villavicencio, of age, single, attorney, identification No. 001-070878-0060B, domiciled in this city of Managua, Republic of Nicaragua, granting the attorney-in-fact authority to represent the Branch in all of its activities carried ou in Niaragua, to sell, mortgage, or otherwise transfer or encumber all types of the Branch assets in Nicaragua and to legally manage, sign all types of contracts and perform all other legal activities that the Branch performs in Nicaragua, except: (i) the activities that, pursuant to the law, must be personally performed by the owners of the Company; (ii) the activities for which the law expressly requires special powers granted by the Company; (iii) activities that involve a sum greater than ten thousand seven hundred córdobas (C$10,700.00) which must be expressly approved by the Board of the Company; (iv) the power to sell, mortgage or otherwise transfer or encumber the Petroleum Concession Contract for the Area of Perlas (pursuant to Resolution 39-02-2006) and the Concession Contract for the Area of Tyra (pursuant to resolution 38-02-2006) and (v) the power to delegate to any other person any of the powers granted to him in accordance with these general powers; and FURTHER RESOLVE that no power associated with the business of the Company in Nicaragua that is not expressly authorized in these resolutions may be granted by or in the name of the Company without the express approval of the Board. Adjournment.  Without further business to be discussed before the Board, the meeting was adjourned at approximately 13:25 hours.  Submitted. (F) Illegible.  Deborah Friedman.  Meeting Secretary.”  ANNEX A.  SPECIAL POWER OF REPRESENTATION.  The undersigned, as President of the Board of Directors of Infinity Energy Resources, Inc. (“the Company”), a company organized and existing in accordance with the laws of Delaware and domiciled in Denver, Colorado, with sufficient power granted herein, hereby grants a SPECIAL POWER OF REPRESENTATION to ROBERTO OCTAVIO ARGUELLO VILLAVICENCIO, of age, single, attorney, domiciled in Managua, identified through identification card number zero, zero, one, dash, zero, seven, zero, eight, seven, eight, seven, eight, dash, zero, zero, six, zero, letter B (001-070878-0060B) with power to represent the Company before the Instituto Nicaraguense de Energia (MEM), Ministerio del Ambiente y los Recursos Naturales (MARENA) and any other administrative and/or government institution of the republic of Nicaragua in all transactions carried out by the company with such institutions with respect to the Company’s operation associated with the exploration and exploitation of hydrocarbons project in the republic of Nicaragua and in particular with respect to administrative matters with MEM and the acquiring of an environmental permit from MARENA or any other necessary transaction with MEM or MARENA.  This SPECIAL POWER of Representation does not grant power or authority to negotiate terms or to sell, rescind, change, transfer, mortgage, loan, deliver as collateral or charge, dispose of  or encumber in any way the Petroleum Concession Contract between the State of the Republic of Nicaragua and Infinity Energy Resources, Inc. with respect to the area of Perlas in accordance with resolution 39-02-2006 issued by MEM or the Contra Petrolera between the state of the Republic of Nicaragua and Infinity Energy Resources, Inc. for the area of Perlas pursuant to Resolution 39-02-2006 issued by MEM or the Petroleum Concession Contract between the State of the Republic of Nicaragua and Infinity Energy Resources, Inc. for the area of Tyra, pursuant to Resolution 38-02-2006 issued by MEM, which is expressly reserved to the Board of Directors of the Company.   This Special Power of representation does not grant the power or the authority to delegate powers herein granted to another person or to grant powers of any kind to third parties in the name of the Company, which is expressly reserved to the Board of Directors of the Company.  Given and signed in Chanute, Kansas on ____ of March of two thousand six.  Stanton E. Ross, Chairman of the Board of Directors of Infinity Energy Resources, Inc.  Before me, on this ___ day of March of 2006, appeared Stanton E. Ross, known to me to be the President of Infinity Energy Resources Inc., who signed, before me, the preceding certificate and I hereby certify and give under my hand and seal of office. Notary Public, in and for the State of Kansas.  My Commission Expires ____ ANNEX B DEED NUMBER _____() POWER G In the city of ____, at ____ of the ___ of ___ of the year two thousand six, before me, Attorney and Notary Public Republic of Nicaragua, with domicile and residence in this city and duly authorized to act before the Supreme Court  during ____ appears Mr. ____, of age _____ (general provisions).  I swear to personally know the appearing party and that in my judgment he has the legal capacity necessary to bind, and contract and especially with respect to what is granted herein, who acts in the name and representation of INFINITY ENERGY RESOURCES, INC., NICARAGUA BRANCH, recorded in the Minutes of the Board of Directors Meeting of “INFINITY ENERGY RESOURCES INC.” held in the city of ____ at ____ of ____  of the year two thousand six (2006), duly authenticated by the Ministry of Foreign Relations.  I swear to have seen the documents mentioned above that empower the appearing party for execution of this document.  Mr. _____ appears and says: SOLE PARAGRAPH: That through this public instrument, ample and sufficient GENERAL POWERS  are granted to ROBERTO OCTAVIO ARGUELLO VILLAVICENCIO, of age, single, attorney, domiciled in Managua and identified through identification card number zero, zero, one, dash, zero, seven, zero, eight, seven, eight, dash, zero, zero, six, zero, letter B (001-070878-0060B) to represent the branch of INFINITY ENERGY RESOURCES, INC. opened in the Republic of Nicaragua, with respect to said branch’s matters and business to be carried out exclusively in the Republic of Nicaragua, for which the attorney-in-fact will intervene through the power granted unto him through this instrument to sell, mortgage and otherwise transfer and encumber all types of assets; to legally manage, sign all types of contracts and carry out all other legal activities the grantor could himself perform, except those that according to the law must be carried out by the owner in person and those activities for which the law expressly requires very special powers, limited to the sum of seven thousand córdobas (C$17,000), requiring prior approval from the Board of Directors.    This General Power does not grant the authority to negotiate terms or to rescind, sell, change, transmit, mortgage, loan, delivery as guarantee, or burden, transfer or encumber the Petroleum Concession Contract between the State of the Republic of Nicaragua and Infinity Energy Resources, Inc. for the area of Perlas pursuant to Resolution 39-02-2006 issued by the MEM or the Petroleum Concession Contract between the State of the Republic of Nicaragua and Infinity Energy Resources, Inc for the area of Tyra, pursuant to Resolution 38-02-2006 issued by MEM, which is expressly reserved to the Board of Directors of the Company.  This General Power of Representation does not grant the authority to delegate the powers granted herein to another individual nor to grant any type of powers to a third party on behalf of the Company, which is expressly reserved to the Board of Directors of the Company. So expressed the appearing party as instructed by me, the Notary Public, with respect to the object, value and legal criteria of this act, the general clauses that ensure its validity, the special clauses herein and those concerning waivers and implicit and explicit stipulations, as well as its registration with the competent Public Registry.  This deed was fully read by me, Notary Public, in to the appearing party, found to be in agreement, the appearing party approves, ratifies and signs it with me, Notary Public, who swears to all contained herein.  The expert continues to speak and expresses that the authentication from the State of Colorado which is in English saws the following in Spanish: DOS) STATE OF COLORADO, DEPARTMENT OF STATE, CERTIFICATE, UNITED STATES OF AMERICA, STATE OF COLORADO SS.  I, GINETTE DENNIS,  Secretary of State for the State of Colorado, hereinafter certify that DIANNE HAWK-BROWN, whose name is subscribed in the certificate that proves acknowledgment of the attached instrument and that a duly commissioned, sworn and authorized Notary Public by the laws of the State of Colorado was present at that time.  And I hereby certify that the signature and official seal of the above mentioned Notary Public, to the best of my knowledge, is genuine.  The signature of the notary was compared to the signature on file in my office.  In witness whereof, I hereinafter affix the great seal of the State of Colorado, in the city of Denver, on the 22nd day of the month of March A.D. 2006 (f) Ginette Dennos, Secretary of State. The authentication in Spanish reads as follows: THREE) subject to those preferences, rights and privileges expressly granted to the holders of all types of shares that are in circulation at the moment  with previous rights and all series of preferred shares that may be in effect in the future, except as otherwise stipulated by the State of Delaware, the holders of ordinary shares will have exclusively all other rights of the Company’s shareholders, including .but not limited to the right to dividends whenever declared by the Board with respect to the legally available assets and (ii) in case of distribution of assets due to dissolution or liquidation of the Company, the right to receive all of the Company’s assets in a proportionate and equitable manner upon payment of the specific amounts to the holders of preferred shares, if applicable, that have the right to such or is so stipulated herein or is in accordance with this instrument. 4.2  Preferred Shares (a) The total number of preferred shares of $0.,0001 nominal value per share that the Company is authorized to issue is 10,000,000 (b) The Board is expressly authorized at any time and periodically to issue preferred shares in one or more series, with the right to vote, complete or limited or without the right to vote and with those designations, preferences and special rights that are relative, participating, optional or others and requirements, limitations or restrictions to same that indicate or express, in the resolution or resolutions that determine the issuance of such shares as adopted by the Board, subject to the limitations prescribed by law and in accordance with the provisions set forth in this instrument, including but not limited to the following: (1) the designation of the series and number of shares that make up the series; (2) the rate of dividends of the series, the conditions and dates on which such dividends are due, the relation such dividends will have with respect to the payable dividends in any other class or classes of shares and if such dividends will be cumulative or not; (3) if the shares in the series will be subject to repurchase by the company and, if so, the period, prices and other clauses and conditions of such repurchase; (4) the clauses and the amount of any amortization fund for the purchase r repurchase of the shares of the series; (5) if the shares of the series will be converted to or exchanged for shares of another class or classes or another series of any class or classes of shares of the company and, in case of conversion or exchange, the periods, prices, rates, modifications and other clauses and conditions of said conversion or exchange; (6) as the holders of shares of the series will or will not have the right to vote in the election for directors; (7) the restrictions, if applicable, with respect to the issuance or reissuance of any preferred share; (8) the rights of the holders of the shares of the series in case of liquidation or dissolution of the company.  ARTICLE 5 – DIRECTORS. 5.1 Duties, Number and Election of Directors.  The operations of the Company will be carried out by the Board.  The number of directors of the Company must be established periodically as indicated in the by-laws and may be increased or decreased periodically as stipulated in the by-laws,  under the condition that the number of directors is not less than three or more than seven, unless otherwise provided in this Article.  5. the election of the directors does not necessarily have to be by written vote except as provided in the by-laws.  The directors will be divided into three classes designated as Class I, Class II and Class III.  Each class will consist, as much as possible, of a third of the total number of directors that constitute the Board.  The term of the directors for the initial Class I will end in 2006, the terms of the directors for the initial Class II will end in 2007, and the terms of the directors for the initial Class III will end in 2008.  The functions of the initial class will be determined by the Board.  In each ordinary shareholders meeting, the successors of the directors whose term will end on such ordinary meeting will be elected and the successors’ term will run for three years.  If the number of directors changes, any increase or decrease will be distributed among the classes so that the number of directors in each class remains as homogenous as possible, but under no circumstance will a decrease in the number of directors reduce the term of a director in the current term.  Each director will exercise his/her functions up to the ordinary meeting of the year in which his/her term expires and until his/her successor is elected and qualified, subject however, to death, resignation, retirement, incapacity or destitution of such director from his position.  In the event the holders of any class or series of preferred shares have the right, through a separate class vote, to elect directors, in accordance with Article 4, then the provisions of such class or series of shares will apply with respect to his/her rights. The number of directors that the holders of any of such classes or series of preferred shares can elect will be in addition to the number established in the preceding paragraph.  Articl4.  5.2 Removal from office.  Subject to all rights of holders of all series of preferred shares, a director may be removed from office by the shareholders prior to the expiration of his/her term for just cause only.  5.3 Quorum.    .The Quorum for the Board for a business transaction will be of no less than a majority with respect to the total number of directors except as otherwise provided in this instrument or the by-laws with respect to the filling of vacancies.  5.4 Directors positions and recent vacancies.  Except as otherwise provided in accordance with the rights of the holders of any class or series of preferred shares to elect directors under specific circumstances, the position of director recently created that result in an increase in the number of directors an those resulting from death, resignation, incapacity, removal or any other reason, must be filled only with the affirmative vote by the majority of the directors remaining in office or by a single remaining director, although representing less than a quorum for the Board.   Every director elected in accordance with the preceding sentence will exercise his/her functions for the remaining period until the expiration of the term of the new director position created or that of the vacant office and until the successor of such director has been elected and qualified.  ARTICLE 6 - BY-LAWS.  Except as otherwise provided herein, but not limited to the powers granted by the by-laws, the Board is expressly authorized to adopt, revoke, alter, amend and rescind any or all of the Company’s by-laws.  ARTICLE 7 – STATE OF COLORADO, CITY AND COUNTY OF DENVER.  The previous minutes of the board of Infinity Energy Resources Inc. of March 17, 2006 was acknowledged before me on _____ 22, of James A. Tuell.   For the purpose of greater integrity of the document, following is the authentication from the Consulate General of Nicaragua in Houston and the Ministry of Foreign Affairs of Nicaragua, in the ___ language.  FOUR)   The Consulate General of the republic of Nicaragua in Houston, hereby CERTIFIES that the preceding signature that says: GINETTE DENNIS is AUTHENTIC and corresponds to the name Ginnette Dennis, Position: Secretary of State for Colorado.  Date: March 28, 2006.  “THIS CONSULATE DOES NOT ASSUME RESPONSIBILITY WITH RESPECT TO THE CONTENT OF THE DOCUMENT.”  (F) Illegible.  Seal.  “Authentication from the Ministry of Foreign Affairs of Nicaragua inserted for greater integrity of the document, which says: FIVE) “Ministry of Foreign Relations. Consular Office in Managua, Nicaragua.  The undersigned, Consular Director General, hereby “Certifies” that the preceding signature that says MARIA MERCEDES BECK  is “authentic and corresponds” to the one this date used by Maria Mercedes Beck, Consul for the Republic of Nicaragua in Houston, Texas, United States of North America.  The employee (a) does not assume responsibility with respect to the content of the document.  Managua, Wednesday, April 05, 2006, 11:16:27 a.m. (F) Illegible.  Lic. Maria Josefina Rojas Romero., Consular Services Director.  Seal from the Ministry of Foreign Affairs.  Managua, Nicaragua.” So expressed the appearing parties, well instructed by me, Notary Public, concerning the object, value and legal effect of this deed, of the general clauses that ensure its validity, the special ones they contain and those that involve waivers and implicit and explicit stipulations.  This deed was read in full by me, Notary Public, to the appearing parties and having been found in agreement, they approve, ratify and sign it with me, who swears to all  (F) Angélica Arguello D. (f) Roberto Octavio Arguello V (f) Boanerge Ojeda B – PRESENTED TO ME THE FRONT OF THE PAGE NUMBER FORTY SEVEN, THE FRONT OF PAGE NUMBER FIFTY OF MY PROTOCOL NUMBER THIRTEEN OF THIS YEAR AT THE REQUEST OF ANGELICA ARGUELLO DAMHA, THE BOOK OF FIRST  WITNESS IN FOUR PAGES THAT I SIGN, SEAL AND INITIAL IN THE CITY OF MANAGUA AT TWO O’CLOCK AND THIRTY MINUTES OF THE AFTERNOON OF APRIL TEN OF THE YEAR TWO THOUSAND SIX- Boanerges Ojeda B., Notary Public (S) – BOANAERGE ANTONIO OJEDA BACA, Attorney and Notary Public B) WITNESS OF PUBLIC DEED NUMBER THIRTY THREE (33) TRANSLATION OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF INFINITY ENERGY RESOURCES INC., which integrates and literally says: WITNESS OF DEED NUMBER THIRTY THREE (33) PROTOCOL NUMBER THIRTEEN TRANSLATION OF DOCUMENT. In the city of Managua, Republic of Nicaragua, at three o’clock in the afternoon of April ten of the year two thousand six.  Before me, BOANERGE ANTONIO OJEDA BACA, Attorney and Notary Public for the Republic of Nicaragua, with domicile and residence in the city of Managua, duly authorized to act before the Supreme Court during the five year period that expires on June eight of the year two thousand eight, appear Angelica Arguello Damha, of age, single, attorney, domiciled in Managua, bearer of identification card number zero, zero, one, dash, seven, two, zero, three, eight, one, zero, five, three, letter “N” (001-270381-0053N) and Roberto Octavio Arguello Villavicencio, of age, single, attorney and domiciled in Managua, bearer of identification card number zero, zero, one, dash, zero, seven, zero, eight, seven, eight dash zero, zero, six, zero, letter B” (001-0708787-0060B) the latter acting  as Interpreter.  I swear to personally know the appearing parties and that in my judgment they have the legal civil capacity necessary to bind and to contract, and particularly to execute this instrument; the appearing parties express themselves in their own name and representation.  FIRST: The first appearing party has in her possession the ARTICLES OF INCORPORATION AND BY-LAWS OF INFINITY ENERGY RESOURCES, INC.  and that the articles and by-laws are in the English language and two of their authenticated copies are in English; therefore, it is hereby requested a notarized translation of the documents and authenticated copies be provided through an interpreter so that this instrument is valid in the republic of Nicaragua.  In accordance with Law number one hundred thirty, the Law that gives greater responsibility to the office of notary Public, and article one thousand thirty two of the Code of Civil Procedure, the undersigned Notary Public proceeds with the translation of the portions of the document that are in English, through an interpreter.   To this end, based on the mentioned law, the undersigned Notary Public, with more than ten years of association with the Supreme Court, hereby nominates and designates as interpreter, to verify the translation from English into Spanish, to the appearing party, Roberto Arguello Villavicencio, who has vast knowledge of English and Spanish.  SECOND: TRANSLATION.  Having understood it, he accepts the nomination made and was warned of the penalties for false testimony, thereby promising to tell the truth, and says that:  To his knowledge, the document in English says the following in Spanish: ONE ) State of Delaware, Secretary of State, Companies Division.  Delivered at 04:43 pm on 04/29/2005 SRV 0503-48989-34944450  File: ARTICLES OF INCORPORATION OF INFINITY ENERGY RESOURCES, INC.  ARTICLE 1. LEGAL NAME.  The legal name of the company is Infinity Energy Resources, Inc. (“Company”).  ARTICLE 2.  REGISTRATION.  The domicile of the head offices of the Company in the State of Delaware is the Trust Center Corporation, 1209 Orange Street, Wilmington, County of New Castle. The name of its registered agent at said domicile is Corporation Trust Company.  ARTICLE 3.  PURPOSE.  The purpose of the Company is to participate in any legal activity for which it can organize a company in accordance with the Delaware General Law of Corporations and its amendments (“GDCL”).  ARTICLE 4 – REGISTERED CAPITAL 4.1 ORDINARY SHARES (a) The total number of ordinary shares of $0.0001 nominal value per share that the Company is authorized to issue is: 75,000,000 (b) Each holder of ordinary shares will have the right to one vote per each of these shares owned for all holders of ordinary shares have the right to vote.  Except for and SHAREHOLDERS. 7.1 Meeting.  The shareholders meetings in or outside the State of Delaware, as determined by the shareholders meeting will take place at the date, time and place, the Board.  Except as otherwise required by law and subject to the rights of the holders of any class or preferred shares, the extraordinary shareholders meetings can only be called by the president, executive director, the president or any employee of the Company through prior request submitted in writing by a majority of the Board or in accordance with the by-laws.  7.2 Action through written consent.  Action that is required or can be taken in any ordinary or extraordinary shareholders meeting that can only be taken without a meeting, in writing.  ARTICLE 8 VOTING REQUIREMENTS   Notwithstanding any other provision in these Articles of Incorporation or the by-laws (of the Company (and in spite of the fact that a lower percentage can be specified otherwise by law, by these Articles of Incorporation or the by-laws) the affirmative vote of the shareholders will be required at least sixty six days and two-thirds percent (66-2/3%) of the shares in circulation of the Company with the right to vote, usually in the election of directors (considered for this purpose as a class), if necessary to amend, revoke or adopt any provision contrary to Articles 5,8,9,10 of these Articles of Incorporation. ARTICLE 9 OBLIGATIONS OF EMPLOYEES AND DIRECTORS 9.1 General.  A director of the Company will not be responsible before the Company or its shareholders for monetary damages caused by a breach of fiduciary obligat8ion as director, except in case such exemption of responsibility or limitation of same is not allowed in accordance with the DGCL in effect or in accordance with its future amendments.  9.2 Amendment.  No amendment, modification or revocation of this Article 9 can impair any right or protection of a director in office at the time of such amendments, modification or revocation.  ARTICLE 10 INDEMNIFICATION 10.1 – General . The Company will indemnify up to the limit allowed and in accordance with the DGCL and its future amendments (however, in case of amendments, they will only be accepted if they allow the Company to provide indemnification rights that are more ample than the law allows prior to such amendments) to any person who is a party to, or subject to being a party to any legal action, complaint, judgment or imminent process, pending or completed, whether criminal, civil, administrative or under investigation, due to the fact that such person (a) is or has been a director ro employee of the Company or any predecessor or the Company, and has worked for any other company, union, joint company, trust, benefit plan for employees or other position, such as director, employee, partner, trustee, employee or agent at the request of the Company or any predecessor of the Company, subject to the condition that, except as indicated in Section 10.4, the Company will indemnify any person that seeks indemnification associated with a legal process (or part thereof) initiated by said person, only if said process (or part thereof) was authorized by the Board.  10.2  Expense Advance – The right of indemnification as granted in this Article 10 will be a contractual right and will include the right to receive payment by the Company for expenses incurred with any legal process prior to the final judgment.  Such advances will be paid by the Company within twenty day from the date of receipt of a report or reports from the claimant requesting such advance or advances on a timely basis, under the condition that if DGCL so requires, payment of said expenses incurred by such director or employee in his/her capacity as director or employee (and not in another capacity provided or that has been provided by such person during his/her term as director or employee, including but not limited to, services to benefit the employee) prior to the final judgment of a legal process be carried out only through previous presentation before the Company of a commitment by such director or employee or on behalf of the same to reimburse all amounts paid to same as an advance if it is determined that said director or employee does not have the right to be indemnified in accordance with this Article 10 or another.  10.03 Procedure to obtain indemnification.  In order to obtain indemnification in accordance with this Article 10, a claimant must submit to the company a request in writing including all documentation and information available and necessary to determine if the claimant has the right, and up to what point, to receive indemnification.  Based on the claimant’s written request for indemnification, in accordance with the first sentence in this section 10.3, a decision with respect to the claimant’s right to receive such indemnification, if required by the applicable law, will be taken as follows:  (a) if requested by the claimant or if there are no uninterested Directors (as defined below) or (b) if it is requested by a majority vote of the uninterested Directors, although a quorum is not reached, or by a majority vote of a uninterested Directors committee designated by a majority vote of uninterested Directors, although a quorum is not reached. If it is determined that the claimant has the right to receive indemnification, payment will be made within ten days following such determination. 10.04 Appeals.  If the Company does not pay the full amount of a claim under section 10.1 within thirty days from the date the written claim as established in Section 10.3 is received by the Company, the Claimant may, at any time thereafter, file a claim against eh Company to collect the amount of the claim unpaid; if successful, as a whole or in part, the claimant will have the right to also charge for expenses incurred when submitting such claim. It will be a defense to such action (distinct from an action submitted to require a claim to be fulfilled with respect to expenses incurred in defense of such procedure prior to its final disposition whereby the procedure required, if applicable, will have been offered to the Company) that the claimant has not complied with the code of conduct, which make possible, according to the DGCL, for the Company to indemnify the claimant for the amount claimed,; however, the obligation to provide such defense will rest on the Company (including the Board, the independent legal counsel or the shareholders), has not made a determination prior to the beginning of the action where the indemnification of the claimant is valid under the circumstances due to the fact that the claimant has met the applicable code of conduct, may not be considered as a defense to the action and will not create an assumption that the claimant has not complied with the applicable code of conduct.  10.5 Obligatory Effect. If it was necessary to determine that the claimant has the right to an indemnification, in accordance with section 10.3, the Company will be bound by such determination throughout the legal process initiated in accordance with Section 10.41.06  Validity of this article.  The Company will not any legal procedure initiated in accordance with Section 10.4 than the procedures and provisions of this Article 10 are not valid, obligatory and applicable, and must stipulate in said procedure that the Company commits to comply with all clauses of this Article 10.  10.07   No Exclusivity, etc.   The right to indemnification and payment of expenses incurred with the defense of a procedure prior to its final judgment granted through this Article 10 will not be exclusive of all other right that any person can have or acquire in accordance with any decree, clause of constitutive certificate, by-laws, agreement, shareholders or non interested directors vote or any other form.  No revocation or modification of the Article 10 will decrease in any way or affect in an adverse manner the rights of any director, employee, agent, present or past of this Company or of any predecessor of the same with respect to any event or problem arising prior to said amendment or modification.  10.08 Insurance.  The Company can maintain an insurance on its own to protect itself and any director, employee or agent of the Company, partnership, joint venture, trust or another company, against all cost, debt or loss, whether the Company has the capacity to indemnify such person or not  against such cost, debt or loss in accordance with the DGCL.  10.09 Indemnification of other persons. The Company may grant the right of indemnification and to receive payment from the Company to any of its employees or agents, current or past, for expenses incurred with respect to any procedure prior to the final judgment, in accordance with the clauses of this Article 10 addressing indemnification and estimate of expenses incurred by the directors and employees of the Company.  10.10 Divisibility.  If any clause or clauses of this Article 10 are deemed invalid, illegal or not applicable for any reason: (a) the validity, legality and applicability of the remaining clauses of this Article 10 (including, but not limited to, each part of every paragraph of this Article 10 that contains such clause deemed invalid, illegal or not applicable) will be interpreted in such manner as to give effect to the intent manifested by the clause deemed invalid, illegal or not applicable.  BY-LAWS OF INFINITY ENERGY RESOURCES, INC.  Adopted on April 29, 2006.  ARTICLE 01.  Office.  The head office of Infinity Energy Resources, Inc. (“Company”) in the State of Delaware will be in accordance with the Articles of Incorporation of the Company (“Articles of Incorporation”).  The Company will have offices in every place the Board so decides.  ARTICLE 2 SHAREHOLDERS – 2.1 Ordinary Meetings.  The shareholders ordinary meetings for the election of directors and to address any other business that is deemed appropriate prior to the meeting will be carried out on the date and time set by resolution of the Board. 2.02 Extraordinary Meetings.  Except as otherwise established, the shareholders extraordinary meetings will be convoked by the individuals indicated in the Articles of Incorporation and must be called by the Secretary of the Company at the written request of the shareholders that have 25% or more of the capital stock of the Company with the right to vote with respect to the directors.   Such written request will establish the purpose of the proposed meeting and will include all relevant information contemplated in Section 2.5.  The topics discussed in every shareholders extraordinary meeting will be limited to those duly included in the written request and about which all necessary information has been timely provided in accordance with Section 2.5, 2.03 Notice of Meeting.  Written notice will be given no less than ten days and no more than sixteen days prior to the date of the meeting showing the place, date and time of the meeting, and in case of an extraordinary meeting, include the purpose for which such meeting was called, except as otherwise provided by law or the Articles of Incorporation.  Such notice will be delivered in person or by postal service, prepaid telegram, telex, facsimile transmission, cablegram or express courier to each registered shareholder authorized to vote in such meeting.  If such notice is sent by mail, it will be deemed received when deposited in the United States mail, prepaid, addressed to the shareholder and sent to his/her address as shown in the Company’s shareholders registry.  2.04 Waiver.  The presence of a Company’s shareholder, whether in person or through proxy, in any meeting, whether ordinary or extraordinary, will constitute a waiver to the right of notice and such meeting, except when a shareholder is present at the meeting for the express purpose of objecting, at the beginning of such meeting, the addressing of every topic due to the fact the meeting was not properly called.  A written waiver to the right of receiving notice of such meeting, signed by the shareholder or shareholders authorized to received such notice before, during or after the time of the notice of said meeting, signed by the shareholder or shareholders authorized to receive such notice before, during or after the time of the notice or time of the meeting, will be equivalent to notice.    It will not be necessary to specify the matter to be discussed nor the purpose of every meeting in the written waiver to the right of receiving notice.  2.5 Notice of the topic to be discussed in the shareholders meeting. No topic will be discussed in any shareholders meeting, including the designation or election of individuals for the Board other than those specified in the meeting notice (or any attachment to same) granted by the Board (or committee duly authorized by the Board) with respect to an ordinary meeting or extraordinary meeting called by any of the individuals listed  in Section 7.1 of the Articles of Incorporation; (b) duly presented before the meeting by or according to the direction of the Board, duly authorized by it); or (c) duly presented before the meeting by any of the Company’s shareholders (1) that is a registered shareholder on the date in which the notice mentioned in Section 2l5 was given and on the date of registration for determination by the shareholders authorized to vote in said meeting and (2) that complies with the notice procedures established in this Section 2.5.  Besides all other applicable requirement in order for the topic to be duly presented at the meeting  by a shareholder, the shareholder must have submitted written notice concerning such topic in a timely manner and proper format to the Secretary of the Company (a) so that the shareholder’s notice be timely delivered or sent by mail and is received at the Company’s main office no less than ninety days and no more than one hundred twenty days prior to the date of the meeting; nevertheless (1) in case of public disclosure of the date of the meeting started in less than one hundred twenty days with respect to the date of the meeting, in order for the shareholder’s notice to be timely, it cannot be received after the closing of the tenth business day following the date on which the public disclosure of the meeting date has been made and (3) notwithstanding the preceding, with respect to an extraordinary meeting called through written request by the shareholders in accordance with Section 2.2, all notices submitted by a shareholder with a request must be delivered simultaneously with such request (b) in order for the shareholder’s  notice to reach the Secretary in a timely manner with respect to any matter other than the nomination of individuals for election of the Board, must make reference to each of the topics said shareholder proposes to discuss before the ordinary meeting and must establish (i) a brief description of the matter to be discussed during the ordinary meeting and the reasons for which such topic should be discussed; (ii) the name and registered address  of said shareholder; (iii) the class or series and number of shares in the Company owned by such shareholder, whether as usufruct or registered; (iv) a description of all understandings and agreements between said shareholder  and any other person or persons (including their names) with respect to the proposal of such topics and (v) a statement that such shareholder intends to be show up in person or through proxy in a meeting to present such topic before the meeting.  (c) in order for the shareholder’s notice related to the nomination of individuals for the board reach the Secretary in a timely manner, it must establish (a) with respect to each of the proposed candidates (i) name, age, business and residence address; (iii) the class or series and number of shares in the Company owned by the candidate, whether as usufruct or registered and (iv) any other information related to the candidate that could be required to be disclosed in a statement of representation with respect to the requests for representation for election of board members in accordance with Section 14 of the Securities Exchange Act of 1934 and its modifications (“Securities Exchange Act”) and the provisions and regulations established below and (b) with respect to the shareholder delivering the notice, (i) the name and address of registration, (ii) the class or series and the number of shares of the Company owned by the shareholder, whether as usufruct or registered; (iii) a description of all understandings or agreements between said shareholder and each of the proposed candidates and of any other person or persons (including their names) in accordance with the nominations , (iv) a statement that said shareholder has the intent of appearing in person or through a proxy at the meeting to nominate the individuals mentioned in the notice and (v) any other information related to said shareholder that needs to be disclosed in a statement of representation or other necessary presentations with respect to the requests of representation for the election of board members in accordance with Section 14 of the Securities Exchange Act  with the provisions or norms promulgated by virtue of the same.  Such notice must be accompanied by a written consent from each candidate proposed to be nominated as such and to provide services as a director in case said individual is elected. (d) in the shareholders meeting there can be no discussion of any topic and the individuals nominated by a shareholder may not be elected as director unless notice has been given with respect to the action proposed in accordance with the procedures set forth in this Section 2.5.  The decisions of the president concerning those procedures will either be complied with or not and, in a particular case, it will be definitive and binding.  2.06 Quorum.  Except as otherwise provided by law or in the Articles of Incorporation or the By-Laws, the holders of no less than the majority of the shares with the right to vote in the shareholders meetings, whether appearing in person or through proxy, will constitute a quorum and whatever the majority of said quorum decides will be deemed as a decision by the shareholders, except in the case of the election of directors.  If a quorum is not present at the meeting, the president of the meeting will suspend the meeting without prior notice if the time and the place are announced in the meeting, until such time a quorum is present.  In the suspended meeting, where a quorum is present, any topic may be discussed that could have been discussed in the original meeting.  In case the suspension lasts more than thirty days or right after it is suspended a new date is established for the suspended meeting, notice of suspension will be given to each shareholder registered with the right to vote in a meeting. 2.07 Procedure.   The items in the agenda of the day and all other topics to be discussed in each shareholders meeting will be determined by the president of the meeting.  The president of every shareholders meeting will be the President of the Board or, in his/her absence, it will be the one present at the meeting with the most seniority with the Company.  ARTICLE 3 DIRECTORS.  3.01 Number Subject to the clauses of the Articles of Incorporation, the number of directors will be determined exclusively and in a timely manner based on a resolution adopted by the Board.  3.2. Ordinary Meetings.  The Board will meet immediately after and at the same place where the shareholders ordinary meeting took place whenever a quorum is present and without the need of notice of said meeting to legitimately hold it.  The ordinary meetings of the Board will be carried out at the places and times as determined by the Board.  3.3 – Extraordinary Meetings.  The extraordinary meetings of the Board can be called at any time or place and for any reason by the president of the board, the general director or the majority members of the Board.  3.04 Notice of meetings.  It is not necessary to give notice of ordinary meetings of the Board.  Notice will be given with regard to each extraordinary meeting of the Board to each director, at their habitual work address or to an address such Director provides for such purpose.   Such notice will be deemed as timely given  when such notice is (a) placed in the mail of the United States no later than three calendar days prior to the date of the meeting or (b) personally delivered by telegram, facsimile or telephone communication at least twenty four hours prior to the time set for the meeting.  It is not necessary for such notice to include either a statement of the subject to be discussed or the purpose of same.  3.5  Waiver  The presence of the director in a Board meeting will constitute a waiver to the right of notice to said meeting, except when the director participates in a meeting with the for the express purpose of objecting, at the beginning of the meeting, to the discussion of any topic due to the fact the meeting was not formally convoked or called.  A waiver in writing to the right to receive notice, signed by the authorized director or directors to said notice, whether before, during or after the time of notice or the time of the meeting will be the equivalent of a notice.  3.06  Quorum.  Except as otherwise provided by law, the Articles of Incorporation or the By-Laws, it will be necessary to have a majority of directors present at this time and this will be sufficient to constitute a quorum to discuss the topics in any Board meeting, and the decision reached by the majority of the directors present in the meeting in which there is a quorum will be deemed as presented by the Board.  In case it does not arrive, the Board meeting will be timely suspended without prior notice.  3.07  Telephone participation in the meetings.  The Board members or members of any Board committee may participate in a Board meeting or committee meeting through a conference call or similar communication equipment through which all individuals participating in the meeting can mutually hear each other and said participation will constitute a personal presence in such meeting.  3.8  Decisions without a meeting.  Except as otherwise provided by the Articles of Incorporation or the By-laws, any necessary action can be taken in case all of the Board members or members of the Board committee sign an agreement, in writing, and such consent in writing, is filed with the minutes of the Board or committee procedure.  Any consent may be equivalent and will be in effect on the date of the last signature on it, unless otherwise established.  ARTICLE 4 COMMISSIONS – 4.01 Designation of committees.  The Board will establish committees for the performance of delegated or designated functions as allowed by law; each committee will be composed of one or more directors of the Company.  In the absence or disqualification of a member of a committee, he/she or the members present at all meetings who are not disqualified to vote, whether such members constitute a quorum or not, may unanimously designate another member of the Board to represent said absent or disqualified member at the meeting.  4.02  Authority and powers of the committee.  Except as otherwise provided by law, the Board d may. Establish, through resolution or amendment to these By-Laws, that a committee may exercise all powers and authority of the Board in managing the business and matters of the Company.  ARTICLE 5 – OFFICERS. 5.01 – Number – The officers of the Company will be designated or elected by the Board.  The officers will consist of a general director, a president, if applicable, the number of executive vice-presidents that the Board so determines, a secretary, if applicable, the number of assistant secretaries that the Board so determines, and a treasurer.  Any individual may hold two or more positions at the same time.  5.02  Additional Officers.  The Board may nominate any other officer as it deems appropriate.  5.03 Term of office.  Waiver.  All officers, agents and employees of the Company will maintain their respective positions as desired by the Board and may be removed from their positions at any time the Board deems appropriate, with or without cause.  Any officer may resign at any time by giving notice in writing to the general direct, president or secretary, in order for it to be effective, and acceptance of such resignation is not necessary for it to be effective unless the notice so establishes.. Any vacancy of a position will be covered by the Board.  Functions:  The officers of the Company will carry out the functions and will exercise the powers as delegated by the Board or the president and the director general.  ARTICLE 6 – CAPITAL STOCK – 6.01 Certificates – The Board will authorize the issuance of certified or not certified capital.  Each shareholder, through written request, will have the right to one or more certificates signed by or in the name of the Company by the (a) director general or the president and (b) the secretary or the assistant secretary certifying the number of capital shares of the Company owned by said shareholder.  Any or all the signatures in the certificate can be by facsimile.  6.02 – Registered Shareholders.  The Company will have the right to treat the holder of the registry of any share or shares of the Company as the holder in fact of such share or shares and, as a result, such holder will not be subject to acknowledge any equivalent claim or participation in said share or shares in the name of any person, whether such holder has or not notice of same, unless otherwise established.  6.003  Cancelation of the certificates.  All certificates delivered to the Company will be cancelled and, except in case of loss, theft or destruction of the certificates, no new certificate will be issued until they, or previous ones (for the same number of shares of the same class of capital), have been delivered and canceled.  6.04 Stolen or destroyed certificates. The Board may establish that new certificates be issued in place of any certificate or certificates issued to date by the Company that have been declared to be lost, stolen or destroyed, by preparing a sworn statement to do in an acceptable manner to the Board or the person who claims the certificate or certificates have been lost, stolen or destroyed.  The Board, at its discretion and as prior condition  for the issuance of any new certificate or certificates, may require that the owner of the lost, stolen or destroyed certificate or certificates, or their legal representative, provide the Company or its agent or agents in charge of transfers, registration or registrations a title in such manner and amount as specified by the Board, as indemnification for all claims that may arise against the Company and its transfer or registration agent or agents with respect to the loss, theft or destruction of any certificate or the issuance of a new one.  ARTICLE 7 FISCAL YEAR  Fiscal Year. The Company’s fiscal year will end on December 31 of each year.  ARTICLE 8 – AMENDMENT.  The expert continues to speak and says that the authentication from the State of Colorado that is in English reads as follows in Spanish:  TWO) STATE OF COLORADO, DEPARTMENT OF STATE, CERTIFICATE, UNITED STATES OF AMERICA, STATE OF COLORADO. SS.  I, GINETTE DENNIS, Secretary of State for the State of Colorado, hereby certify that HAWK-BROWNS, whose name is subscribed on the certificate of acknowledgement of the attached instrument was, at the time of taking such acknowledgment  a NOTARY PUBLIC duly commissioned, sworn and authorized by the laws of the State of Colorado.  And I hereby certify that the signature and affixed official seal of said NOTARY PUBLIC, to the best of knowledge is genuine.  The signature of the notary has been compared with the signature on file at my office.  In witness whereof, I hereby affix the great seal of the state of Colorado, in the city of Denver, on march 8, A.D. 2006 (f) Ginette Dennos.  Secretary of State.  Following is the certification of the Secretary of INFINITY ENERGY RESOURCES, INC.,    which reads as follows in Spanish:  THREE) CERTIFICATE OF THE SECRETARY OF INFINITY ENERGY RESOURCES, INC.  I, Timothy A. Ficker, duly elected, qualified and acting as Secretary in accordance with the By-laws of Infinity Energy Resources, Inc., a company organized and existing under the laws of the State of Delaware, U.S.A. (“Company”), hereby certify that the Articles of Incorporation and the By-Laws of the Company, which are attached to this certificate, are true and correct copies of the original Articles of Incorporation and By-laws of the Company and said Articles of Incorporation and By-Laws have not been modified, reformed or revoked.  In my presence I sign it as Secretary of Infinity Energy Resources, Inc. on March 6, 2006 (F) Timothy A. Ficker.  Secretary of Infinity Energy Resources, Inc.  Before me on March 6, 2006 appears Timothy A. Ficker, as Secretary of Infinity Energy Resources, Inc. who, before me, signed the certificate and, to certify it, in witness whereof, I set my signature (f) illegible, Notary Public in and for the State of Colorado.  My commission expires eleven/zero, five/zero, seven (11/05/07).  Seal.  For greater effect of the document, below is the authentication from the Consulate General of the republic of Nicaragua in Houston and the Ministry of Foreign Affairs in Nicaragua , which is in Spanish and reads as follows: FOUR) The General of the Republic of Nicaragua in Houston CERTIFIES that the preceding signature says: GINETTE DENNIS is authentic and corresponds to that of the name: Ginnette Dennis.  Position: Secretary General of Colorado.  Date: March 28, 2006.  “THIS CONSULATE DOES NOT ASSUME ANY RESPONSIBILITY WITH RESPECT TO THE CONTENT OF THE DOCUMENT.”   Finally, the authentication from the Ministry of Foreign Affairs of Nicaragua which reads as follows: FIVE) “Ministry of Foreign Affairs, Consular Department, Managua, Nicaragua.  The undersigned, Consular General Director “Certifies” that the preceding signature and says MARIA MERCEDES BECK is authentic and corresponds” to the on used on this date by MAARIA MERCEDES BECK, Consul for the Republic of Nicaragua in Houston, Texas, United States of North America.  The Institution and the employee (a) do not assume responsibility with respect to the content of the document.  Managua, Wednesday, April 5, 2006, 11.15.45 a.m. (F) Illegible.  Lic. Maria Josefina Rojas Romero.  Director of Consular Services.  Stamp. Ministry of Foreign Relations. Managua, Nicaragua.”  So expressed the appearing parties, well instructed by me, Notary Public, concerning the object, value and legal matter of this document, the general clauses that ensure its validity, the special clauses it contains and those that involve waivers and implicit and explicit stipulations.  This deed was read by me, Notary Public, in full, to the appearing parties, who found it to be in agreement.  They approve, ratify and sign, together with me (F) Angelica Arguello D (f) Roberto Octavio Arguello V (f) Boanerge Ojeda B.  FROM PAGE NUMBER FIFTY TO THE FRONT OF PAGE NUMBER FIFTY SEVEN IN MY PROTOCOL THIRTEEN OF THIS YEAR AT THE REQUEST OF ANGELEICA ARGUELLO DAMHA, FIRST BOOK WITH SEVEN USEFUL PAGES THAT I SIGN, SEAL AND INITIAL IN THE CITY OF MANAGUA AT THREE THIRTY OF THE AFTERNOON OF APRIL TEN OF THE YEAR TWO THOUSAND SIX. (F) Boanerge Ojeda B, Notary Public (S) BOARNERGE ANTONIO OJEDA BACA, Attorney and Notary Public.  I swear to have seen the documents listed above which grant sufficient power to the appearing party. (SECOND) REQUEST FOR REGISTRATION OF BRANCH: The appearing party, acting in its capacity as described above says that it is requesting the registration of said branch to perform its activities and therefore wishes to begin its operations as of the registration date in the  Public Registry of Companies  for the purpose of completing the transactions for acquiring its legal entity in accordance with the Code of Commerce in effect and therefore kindly requests to the Public Registry Clerk to register such branch in the Public Registry writing at the foot of the testimony in the deed the corresponding reason for its registration.    The appearing party also declares that the copies of the original documents in English of the opening minutes of the branch and the articles of incorporation of Infinity Energy Resources Inc. will also be attached to this document.    So expressed the appearing party, well instructed by me, Notary Public, with respect to the object, value and legal content of this document and the general clauses that ensure its validity, the special clauses that contain and those that involve waivers and implicit and explicit stipulations, as well as the need to register this deed in the corresponding registry. This deed was read in its entirety by me , Notary Public, in  ..the presence of the appearing party, and found to be in order; it was approved, ratified and signed with me, Notary Public, who swears to all of its contents.  (F) Angelica Arguello D. (F) Ana Teresa Rizo B, Notary Pubic.  Before me, entered in the front of page number forty six and the front of page number fifty six in my Protocol Number Ten of this year, at the request of Angelica Arguello D, in the name and representation of INFINITY ENERGY RESOURCES INC., which book contains eleven (11) useful pages of law, that I sign, seal and initial in the city of Managua, at ten o’clock and two minutes of the morning of April twenty five of the year two thousand six, registered under number twenty one thousand seven hundred twenty one dash b two (21,721-B2), page five hundred fifty one and five hundred seventy (551-570) volume seven hundred eight five dash B two (785-B2), Second Book of Companies, under number fifty seven thousand two hundred sixteen dash A (57,216-A), pages two hundred eighty and two hundred eighty one (280 and 281) of volume one hundred fifty nine dash A 9159-A) of the Book of Individuals, both part of the Public Trade Registry of the Managua department.  The undersigned, Notary Public, records and swears that the documents listed grant sufficient powers to the appearing parties to execute this document.  Both appearing parties together state that once the requirement established in article twenty six (26) of law two hundred eighty six (286) “Special Law of Exploration and Exploitation of Hydrocarbons and article fifty seven (57) of its Regulation is fulfilled, and the Ministry of Energy and Mines has the Public Deed Number Four of Several Guarantee in its possession, authorized in the city of Managua at five o’clock in the afternoon of January twenty two of the year two thousand nine at the Notary Public Office of Ramón Alberto Castro Romero, which has the required guarantee in accordance with the provisions mentioned above, proceed to sign a

CONCESSION AGREEMENT FOR THE EXPLORATION AND EXPLOITATION OF HYDROCARBONS, “PERLAS” PROSPECT, which will be governed by the following Clauses:

CLAUSE ONE (1) BACKGROUND AND OBJECT:

One (1) BACKGROUND: Through Resolution number zero, eight, dash, two thousand three (No. 08-2003) issued by the Administrative Council of the Instituto Nicaraguense de Energia, which establishes the order for Negotiation of Concession Agreements and the Granting of Areas for the Exploration and Exploitation of Hydrocarbons, the Area of the “Perlas” Prospect was awarded to the company INFINITY, INC. as a result of the first international bid round.  Such company changed its legal name in the state of Delaware, United States of America, to the new legal name of INFINITY ENERGY RESOURCES, INC., having submitted to the Instituto Nicaraguense de Energia the respective documentation in accordance with the legal procedures.  Therefore, within the text of this Contract, INFINITY ENERGY RESOURCES, INC. is acknowledged as the Contractor.

Two (2) OBJECT:  The object of this Contract is to establish the rights and obligations of the parties with respect to the Petroleum Concession for the Exploration and Exploitation of Hydrocarbons located in the Caribbean Region Offshore Nicaragua, granted by the Republic of Nicaragua to INFINITY ENERGY RESOURCES, INC.

CLAUSE TWO (2): DEFINITIONS.

The following words and terms used in this Contract, unless otherwise expressly specified in the Contract, shall have the following respective meanings.

1 (ONE): "Calendar Year" means a period of twelve (12) consecutive months, beginning on the first day of January and ending on the following thirty first (31) day of December.

2 (TWO): "Contractual Year" means a period of twelve (12) consecutive months within the terms of the Contract, beginning on the Effective Date or on any anniversary date.

3 (THREE): "Contract Area" means the specific area in which the Contractor has a concession to perform exploration and/or exploitation activities of the hydrocarbons resources located in such area.

4 (FOUR): “Exploration Area” means the portion of the Contract Area that consists of rectangular blocks oriented from North to South, East to West, designated for the study of the Minimum Exploration Program.

5 (FIVE): “Exploitation Area" means the portion of the Contract Area designated in the approved Development Plan that covers a Commercial Discovery and a reasonable security boundary.

6 (SIX): "Barrel" means a barrel consisting of 158.9074 liters (42 United States gallons) in liquid measure, corrected to a temperature of 15.56 degrees centigrade under one atmosphere of pressure (14.7 pounds per square inch).

7 (SEVEN): “C.I.F” (Cost, Insurance, Freight): means the sum of the cost of the product, insurance plus freight. Term used in international commerce.

8 (EIGHT):  "Affiliated Company" or "Affiliate" means a company or organization : in which an entity comprising the Contractor owns directly or indirectly share capital that confers unto it a majority of votes at the stockholders' meeting of such company; which is the owner, directly or indirectly, of share capital that confers unto it a majority of votes at the stockholders' meeting of a company or entity comprising the Contractor;  which is the owner, directly or indirectly of share capital that confers unto it a majority of votes at the stockholders' meeting of such company and a majority of votes at the stockholders' meeting of an entity comprising the Contractor, and are owned directly or indirectly by the same company.

9 (NINE): “Contractor” means any natural or legal person, national or foreign, that has entered into a contractual relationship with the State to perform exploration and exploitation activities of Hydrocarbons in Nicaragua. In this Contract, it means Infinity Energy Resources, Inc. or its successors.

10 (TEN): "Contract" means this Exploration and Exploitation contract and its annexes, executed by the State’s representative and the Contractor, pursuant to the Law and its Regulation and covers the Contract Area.

11 (ELEVEN): "Commercial Discovery" means a discovery of Hydrocarbons in the Contract Area that the Contractor considers being commercially exploitable and commits to develop and produce it under the terms of the Contract.

12 (TWELVE): "Development" or "Development Operations" of the "Development Work" means all the work performed under a Development and Production Program submitted by the Contractor and approved by the MEM, which must include, but not be limited to the following: all the operations and activities under the Contract with respect to the drilling of development wells, production wells, maintenance wells, plugging, completing and equipping of such wells, together with the design, construction and installation of such equipment, pipes or lines, installations, production units and all other systems relating to such wells as may be necessary; pursuant to the international petroleum industry practices and regulations in effect.;  all operations and activities relative to the servicing and maintenance of pipelines, lines, installations, production units and all activities associated with the production and management of the wells.

13 (THIRTEEN): “State" means the State of the Republic of Nicaragua.

14 (FOURTEEN): "Appraisal" means work conducted for the purpose of evaluating the commercial potential of a geological structure or prospect in which Hydrocarbons have been discovered.

15 (FIFTEEN): “"Exploration" or "Exploration Operations" means the activities that shall include, but will not be limited to geological, geo-chemical, geophysical, seismic and other surveys; any interpretation of data relating thereto as may be contained in the Minimum Exploration Program (PME); as well as drilling to obtain core samples, and stratigraphic tests, Wildcat wells for the discovery of Hydrocarbons, Appraisal wells and other related operations.

16 (SIXTEEN): "Effective Date" means the date of signature of this Contract by both parties

17. (SEVENTEEN): “F.O.B.” (Free on Board): Value of the merchandise placed in the means of transportation at the Shipping Port.  Term used in international commerce.

18 (EIGHTEEN): “Natural Gas”: is the mixture of Hydrocarbons in gaseous state.

19 (NINETEEN): “Associated Natural Gas”: means all gaseous Hydrocarbons produced in association with crude oil and separated therefrom.

20 (TWENTY). “Non-Associated Natural Gas”: means all gaseous Hydrocarbons produced from gas wells, including wet gas, dry gas and residual gas remaining after the extraction of Liquid Hydrocarbons from the wet gas.

21 (TWENTY ONE): “Hydrocarbons”: is the organic chemical compound of carbon (C) and hydrogen (H), whatever their physical state, be it oil, gas, condensate, as well as associated or derivative substances.

22 (TWENTY TWO): “Liquid Hydrocarbons”: means any Hydrocarbon produced from the Contract Area which remains in a liquid state under atmospheric pressure and temperature conditions.

23 (TWENTY THREE):. “Law”: ” is the Special Law for Exploration and Exploitation of Hydrocarbons, Law No. 286, published in the Official Gazette No. 109 on June 12, 1998.

24 (TWENTY FOUR): “MARENA”: means the Ministerio del Ambiente y Recursos Naturales of the  Republic  of Nicaragua (The Environmental and Natural Resources Ministry) or any entity that may succeed it.

25 (TWENTY FIVE): MEM: “Ministry”, means the Ministry of Energy and Mines of the Republic of Nicaragua.

26 (TWENTY SIX):“Month” or “Calendar Month”: means a Calendar Month.

27(TWENTY SEVEN): “MHCP”: means the Ministerio de Hacienda y Credito Público of the Republic of Nicaragua (The Treasury Department of the Republic of Nicaragua).

28 (TWENTY EIGHT): “Petroleum Operations”: means operations and activities carried out by the Contractor by virtue of the rights granted to the Contractor under this Contract.

29 (TWENTY NINE):“Parties”: in this Contract are the State and the Contractor.

30 (THIRTY): “Wildcat Well”: means any well drilled with the objective of finding Hydrocarbons in a structure or geologic trap in which Hydrocarbons in quantities having commercial potential have not been previously encountered.

31 (THIRTY ONE): “Development and Production Program”: means the work program during the first five years for the development and operation of the field, which must  specify the location of the transportation and storage facilities to the Fiscalization Point agreed upon, as well as other transportation and storage facilities to the point or points of internal or external commercialization.

32 (THIRTY TWO): “Minimum Exploration Program”: (MEP) is the work program provided for in Clause 6.1 that is divided into sub phases under which the Contractor has committed itself to carry out exploration activities in the Contract Area.

33 (THIRTY THREE): “Work Program”: means the program that specifies the Petroleum Operations to be conducted within a designated area and time schedule for accomplishing such operations.

34 (THIRTY FOUR): “Fiscalization Point”: means the location or locations approved as part of the Development and Production Plan where Hydrocarbons are metered for fiscal purposes, which in no event shall be beyond the point of export or point of first sale of such Hydrocarbons in Nicaragua, pursuant to the Law.

35 (THIRTY FIVE). “Prospect”: is a hydrocarbon trap delimited by a rock.

36 (THRITY SIX): “Regulation”: means the Regulation to the Special Law for Exploration and Exploitation of Hydrocarbons, Decree No. 43-98 (forty three dash ninety eight), published in the Official Gazette No. 117 on June 24, 1998.

37 (THIRTY SEVEN): “Subcontractor”: is a specialized entity contracted by the Contractor to carry out a specific exploration or exploitation job under the supervision and for the account of the Contractor.

38 (THIRTY EIGHT):“Quarter” or “Calendar Quarter”: means a period of three (3) consecutive months beginning on the first day of January, April, July, or October.

CLAUSE THREE (3): GRANT OF RIGHTS.

ONE (1). Subject to the provisions of this Contract and by virtue of the same, the Contractor is hereby granted the exclusive rights, during the term of this Contract, to explore and exploit Hydrocarbons in the Contract Area, as well as the non-exclusive right to construct and operate such facilities and infrastructure within or outside of the Contract Area up to the Fiscalization Point, as may be required in relation to the exploration and exploitation operations.  Subject to making the payments to the State as set forth herein, the Contractor shall be entitled to receive, upon extraction, the Hydrocarbons that are produced within the Contract Area.  However, this Contract does not grant the Contractor ownership of the Hydrocarbons in situ or any preferential rights to the surface or subsurface of the Contract Area.

TWO (2). The Contractor, by virtue of this Contract, has the right to transport, store and commercialize, on its own behalf, any Hydrocarbons that such Contractor produces within the Contract Area and does not consume in the Petroleum Operations.  Such right refers to the activities engaged by the Contractor in Nicaragua between the Fiscalization Point and the point of export or point of first sale in Nicaragua of such Hydrocarbons.  Activities in Nicaragua beyond such point of export or point of first sale are outside of the scope of this Contract and are governed by Law No. 277, Supply of Hydrocarbons, of February 6, 1998.

THREE (3).   For the operations authorized under this Contract, the Contractor shall have the right to the following: 3.1 Free access to and from the Contract Area and to and from facilities and infrastructure within or outside of the Contract Area and to the use, without restriction, of the area required by the Contractor pursuant to Clause 27, of this Contract, and, 3.2  To use the following for its operations as authorized under this Contract: sand, alluvial material, select banks of materials and water belonging to the public domain by prior arrangement with the competent authorities and based on payment of the prevailing charges for such resources.

FOUR (4). The Contractor may not begin any Exploration operation in situ until it has complied with the requirement of preparing the Environmental Impact Study  (EIA) in accordance with the Terms of Reference prepared by MARENA in coordination with the MEM and the Interdisciplinary  and Inter-institutional Committee, as established by Decree seventy six dash two thousand six (No. 76-2006) published in La Gaceta number two hundred forty eight (248) , item b) of article fifty one (51) of Law Number two hundred eighty six (286), and has not submitted the Environmental Management Program. The Contractor must request the Environmental Form from MARENA which, within forty-five (45) days from the date or receipt of such request, will provide the Contractor with the Terms of Reference, pursuant to Article 51 of  Law number two hundred eighty six (286) and Decree seventy six dash two thousand six (76-2006)..  The Exploration Period and the first phase set forth in Clause 6.1 of this Contract will begin once the Contractor receives such Environmental Permit from MARENA. Once the Environmental Impact Assessment (“EIA”) has been submitted by Contractor, the Exploration Period contained in Clause 6.1 will be suspended until such time MARENA issues the Environmental Permit.  The Contractor must obtain the Environmental Permit from MARENA prior to the commencement of on-site operations, pursuant to Article 51 (Fifty One) of the Law, the environmental regulations and the national and international technical and environmental norms.. In the event that MARENA does not issue the Environmental Permit within one hundred twenty (120) business days, to a maximum of two hundred forty (240) business days as of the date the Contractor submits its EIA pursuant to the Terms of Reference prepared by MARENA, the Contractor shall have an additional right to invoke Force Majeure at the end of the aforementioned period.

CLAUSE FOUR (4): RISK.

ONE (1). The Contractor assumes all risks, costs and responsibilities for the activities object of this Contract, as well as for obtaining the Environmental Permit required to carry out Petroleum Operations, and agrees to provide the capital, machinery, equipment, materials, personnel and technology necessary to comply with all of its obligations hereunder.

TWO (2). The State does not assume, under any circumstance, any risk or responsibility for the investments, nor for the exploration and exploitation operations to be performed, nor for any damages that may result from same, even when the act or deed may result from an action on the part of the Contractor that has been approved by MEM. Three (3) If there is no Commercial Discovery in the Contract Area or if production from the Contract Area is insufficient to cover the Contractor's cost of the Petroleum Operations, the Contractor shall bear and be solely responsible for such losses.

CLAUSE FIVE (5): CONTRACT AREA.

The Area awarded to INFINITY is defined as the “PERLAS PROSPECT” OFFSHORE CARIBBEAN, pursuant to Resolution No. zero, eight, dash, two thousand three (08-2003) published in La Gaceta Number one hundred (100) of May thirty (30) two thousand three (2003).  The Are granted in this contract is in accordance with the laws in effect for the purpose of complying with article thirty three (33) of Law No. four four five (445) “Law of Community Property of the Indigenous People and Ethnic Communities of the Autonomous Regions of the Atlantic Coast of Nicaragua and the Rivers Bocay, Coco, Indio and Maiz., published in La Gaceta No. sixteen (16) of January twenty three (23) of two thousand three (2003) as follows: One (1). The Contract Area of the “Perlas Prospect” Offshore Caribbean, as of the Effective Date of this Contract, comprises an area of two hundred twenty six thousand seven hundred seventy four Hectares (226,774 Ha) equivalent to two thousand, two hundred sixty eight two square kilometers (2,268 km2) rectangular in shape, divided into blocks adjacent to each other, in accordance with the coordinates described in number three of this clause, located in the Nicaragua Offshore Caribbean Region, in the area denominated as “PERLAS PROSPECT”. Two (2). Except for the rights expressly set forth in the Contract, no right is granted to the Contractor with respect to the surface area, sea-bed, sub-soil or to any natural or aquatic resources. Three (3). The Concession Contract Area includes the following blocks with their respective identification within the Area Opening Map: AH-01: AH-02, AH-03, AH-04, AH-07, AH-08, AH-09, AH-14, AH-15, AH-21 and AH 27, corresponding to eleven (11) blocks defined by the following coordinates:  Vertex 1: Latitude  North 13° 00´ 00”, Longitude West 82° 54´ 00”,  Vertex 2: 13° 00´ 00”, Longitude West 82° 20´ 00”, Vertex 3: Latitude North 13° 00´ 00”, Longitude West 82° 20´ 00”, Vertex 4: Latitude  North 12° 50´ 00”, Longitude West 82° 30´ 00”; Vertex 5: Latitude North 12° 10´ 00”, Longitude West 82° 30´ 00”, Vertex 6: Latitude  North 12° 10´ 00”, Longitude West 82° 32´ 00”, Vertex 7: Latitude North 12° 26´00”, Longitude West 82° 32´00”; Vertex 8: Latitude North 12° 26´00”, Longitude West 82° 34´00”, Vertex Nine: Latitude North 12° 30’ 00”, Longitude West 82° 34´00”; Vertex Ten: Latitude North 12° 30’ 00”, Longitude West 82° 36´00”; Vertex Eleven: Latitude North: 12° 34’ 00”, Longitude West 82° 36´00”; Vertex Twelve: Latitude North 12° 34’ 00”, Longitude West 82° 38´00”; Vertex Thirteen: Latitude North 12° 36’ 00”, Longitude West 82° 38´00”; Vertex Fourteen: Latitude North  12° 36’ 00”, Longitude West 82° 40´00”; Vertex Fifteen: Latitude North 12° 38’ 00”, Longitude West 82° 40´00”; Vertex Sixteen: Latitude North 12° 36’ 00”, Longitude West 82° 44´00”; Vertex Seventeen: Latitude North 12° 36’ 00”, Longitude West 82° 44´00”; Vertex Eighteen: Latitude North 12° 40’ 00”, Longitude West 82° 46´00”; Vertex Nineteen: Latitude North 12° 42’ 00”, Longitude West 82° 46´00”; Vertex Twenty: Latitude North 12° 42’ 00”, Longitude West 82° 52´00”; Vertex Twenty-One: Latitude North 12° 54’ 00”, Longitude West 82° 54´00”; Vertex Twenty-Two: Latitude North 12° 54’ 00”, Longitude West 82° 52´00”; Vertex One: Latitude North 13° 00’ 00”, Longitude West 82° 54´00”.

CLAUSE SIX (6) – CONTRACTUAL TERMS:

ONE (1)  The exploration period shall be for six (6) Contractual Years (“Exploration Period”) as of the Effective Date, divided as follows: 1.1) A first sub-period of two (2) Contractual Years, divided into a one (1) year environment phase and a one (1) year operational phase. 1.2) A second optional sub-period of one (1) Contractual Year. 1.3) A third optional sub-period of one (1) Contractual Year.  1.4) A fourth optional sub-period of two (2) Contractual Years. The Contractor's right to enter the next sub-period is subject to the fulfillment of its obligations for the preceding sub-period.

TWO (2). The Contractor shall notify MEM of its decision to enter the next sub-period at least ninety (90) days prior to the expiration of the previous sub-period.  Such notice shall be accompanied by the guarantee required by Clause 9 of this Contract covering the Minimum Exploration Program corresponding to such sub-period.  If the Contractor decides not to enter the next sub-period, the Contract shall terminate at the end of the then current sub-period.

THREE (3).  At the Contractor’s written request submitted to the MEM within a period of no more than thirty (30) days prior to the expiration of the Exploration Period set forth in number 1 of this Clause, the MEM may grant an extension of up to one (1) Contractual Year to the Exploration Period in order to enable the Contractor to complete (1) the drilling of a Wildcat Well in progress or (2) an appraisal program under the terms set forth in Clause 12, number 2, of this Contract, or any other study the Contractor may have requested.  In any case, the decision of the MEM granting the requested extension must be pursuant to the provisions set forth in Articles 97 and 99 of Regulation.

FOUR (4). In the event of a Commercial Discovery, the term of the Exploitation Contract shall be of thirty (30) years from the Effective Date, plus the period relative to the Natural Gas Exploitation Area for any market development phase utilized in accordance with Clause 14, number 2 of this Contract associated with such Exploitation Area.

FIVE (5). If the commercial production of an Exploitation Area would be possible beyond the applicable term specified in the preceding Clause, the Contractor may request, through notice submitted to the MEM at least one year prior to the end of such term, to extend the duration of the Contract with respect to such Exploitation Area for up to an additional period of five (5) years under the terms and conditions mutually agreed between the MEM and the Contractor.  Such terms and conditions must be established between the date of notice given by the Contractor and the effective date of such extension.

CLAUSE SEVEN (7): RELINQUISHMENT OF AREAS.

ONE (1).   The Contractor must relinquish part of the Contract Area at the end of each sub-period of exploration as follows:  For the First Sub-Period, at least 1.16% (one point sixteen percent) of the Contract Area, equivalent to two lots of 2 minutes x 2 minutes each, corresponding to an area measuring 2,666 (two thousand six hundred sixty six) hectares. For the Second Sub-Period, at least 2.33% (two point thirty three percent) of the Contract Area, equivalent to four lots of  2 minutes x 2 minutes each, corresponding to an area measuring 5,332 (five thousand three hundred thirty three) hectares. For the Third Sub-Period, at least 3.49% (three point forty nine percent) of the Contract Area, equivalent to six lots measuring 2 minutes x 2 minutes each, corresponding to an area measuring 7,998 (seven thousand nine hundred ninety eight) hectares.

TWO (2).  At the end of the last sub-period, the Contractor shall relinquish all portions of the Contract Area, except (i) Exploitation Areas and (ii) Natural Gas discovery Area retained for a market development phase pursuant to Clause 14, number 1, of this Contract.

THREE (3) The Contract Area shall be reduced to the commercial fields under production and development, plus a surrounding area for technical security for each field that shall not exceed five (5) kilometers.

FOUR (4). The Contractor must relinquish the lots that have been the object of extension of the Exploration Period as set forth in Clause 6.3 of this Contract, at the end of the extension of the Exploration Period, except for the lots described in number 2 of this Clause.

FIVE (5). Unless the Contract is terminated early, the Contractor shall inform the MEM of the number of lots that will be relinquished not more than thirty (30) days prior to the deadline for the relinquishment set forth in this Clause, under number 1, items 1.1),1.2), 1.3) and number 2.

SIX (6). The lots designated for relinquishment pursuant to number 4 of this Clause shall consist, as much as possible, of groups comprising an area of sufficient size and shape to enable Petroleum Operations to be conducted by third parties. Within a group, the lots must be contiguous and joined by at least two sides. No group shall be less than twenty (20%) percent of the total area being relinquished at such time.

SEVEN (7). At the request of the Ministry of Energy and Mines, the Contractor shall waive its rights to conduct Petroleum Operations in the lots corresponding to an Exploitation Area where, for reasons other than force majeure or scheduled maintenance, as approved in the Contractor’s Work Program, production of such Exploitation Area has ceased for more than one hundred eighty (180) consecutive days for oil and three hundred sixty five (365) days for gas.

EIGHT (8).  No relinquishment shall relieve the Contractor of accumulated or unfulfilled obligations under the Contract.

NINE (9). Prior to the surrender or relinquishment of any area, the Contractor shall perform all necessary clean-up activities to reasonably restore such area as much as possible to its condition on the Effective Date, including the removal of the facilities that were built and used for the Contractor’s Petroleum Operations and its equipment, following the instructions provided by the Ministry of Energy and Mines, and shall take all other action necessary to prevent hazards to human life, property and the environment.  Upon the Ministry of Energy and Mine’s acceptance of such relinquishment, the MEM will issue the respective final discharge to the Contractor.

CLAUSE EIGHT (8): OBLIGATIONS DERIVING FROM THE MINIMUM EXPLORATION PROGRAM.

ONE (1). The Contractor shall commence the Minimum Exploration Program (PME) activities, attached hereto as an “Annex”, which is an integral part of this Contract and is within this same clause, within ninety (90) days after receiving the Environmental Permit issued by MARENA.  Such Exploration Operations shall be diligently carried out for the duration of the Exploration Period.

TWO (2).  During the first sub-period of the PME, the Contractor shall carry out and process all the activities pursuant to the Petroleum Industry International Practices and Regulations in effect.

THREE (3). .During the second sub-period of the PME, the Contractor shall carry out and process all the activities pursuant to the Petroleum Industry International Practices and Regulations in effect.

FOUR (4). During the third sub-period of the PME, the Contractor shall carry out and process all the activities pursuant to the Petroleum Industry International Practices and Regulations in effect.

FIVE (5). During the fourth sub-period of the PME, the Contractor shall carry out and process all the activities pursuant to the Petroleum Industry International Practices and Regulations in effect.

SIX (6). For purposes of compliance with the PME under numbers 2 through 4 of this Clause, the following is taken under consideration:  6.1 The obligations related to the second, third and fourth sub-period of the PME will accrue only if the Contractor opts to enter the following sub-period and continues to hold areas of exploration operations in the Contract Area.  6.2 Each Wildcat well shall be drilled to a minimum depth of at least three thousand five hundred (3,500) meters or a depth that intercepts the Cretaceous era, whichever is less.  6.3 Additional seismic surveys and Wildcat wells beyond the minimum required for any sub-period of the PME that could be carried out to satisfy the respective seismic survey and drilling obligations of a subsequent sub-period of the PME.  6.4 The prevailing PME obligation is the performance of the specified work with the estimated cost being used solely for establishing the guarantees of performance and the applicable non-performance penalties.  Below is the  transcription of the annex relative to the Minimum Exploratory Program for the Area of  Perlas, which says: “PME Annex of the Perlas Area – INFINITY RESOURCES INC. (INFINITY ENERGY RESOURCES INC.).  The duration of the first sub-period is of two (2) years which will be divided in two phases: First Phase: The Contractor must prepare the Environmental Impact Study (EIA).  Second Phase: a) Purchase, evaluation and interpretation of three hundred thirty three kilometers (333 km) of new 2 D seismic or the option to perform this seismic survey in 3D; and b) Acquisition of six hundred sixty seven kilometers of 2D seismic or the option to perform this seismic survey in 3D.  During the second sub-period of the Exploration Period, which is of one (1) year, the Contractor must carry out the processing and interpretation of two hundred  kilometers (200 km) of new 2D seismic or the option to perform this seismic survey in 3D.  During the third sub-period, which is of one (1) year, the Contractor must drill one (1) wildcat with sufficient depth to drill the Cretaceous era or three thousand five hundred meters (3.500m), whichever is the lesser of the two.  During the fourth sub-period, which is of two (2) years, the Contractor must perform the following: a) The drilling of one (1) Wildcat with sufficient depth to drill the Cretaceous Era or three thousand five hundred meters (3.500 m) whichever is the lesser of the two (2); and b) A geochemical analysis of the petroleum.“

CLAUSE NINE (9): GUARANTEES

. ONE (1). Within fifteen (15) days following the Effective Date of the Contract and submittal of each of the notices mentioned in CLAUSE 6, number 2, of this Contract to enter the following Exploration sub-period, the Contractor shall provide an irrevocable guarantee in favor of the Ministry of Energy and Mines, which must be irrevocable, payable in Nicaragua at the request of the Ministry of Energy and Mines, issued by a guarantor financially acceptable to the Ministry of Energy and Mines, for an amount equal to the estimated cost, specified in number 2 of this Clause, to carry out the Minimum Exploration Work for such sub-period, with an accumulated credit carried forward pursuant to Clause 8, sub-Clause 6.3, for the excess work performed in the preceding sub-period.  Such guarantee shall be in the form and fund acceptable to the Ministry of Energy and Mines and may not be the object of compensation with any other obligation.

TWO (2). The respective amounts of such guarantees will be:  For the first sub-period of the Exploration Period, four hundred forty three thousand one hundred United States Dollars (US$443,100.00).  For the second sub-period of the Exploration Period, one million thee hundred fifty six thousand two hundred twenty seven United States Dollars (US$1,356,227.00). For the third sub-period of the Exploration Period, ten million two hundred twenty thousand one hundred sixty eight (US10,220,168.00). For the fourth sub-period of the Exploration Period, ten million three hundred ninety seven thousand three hundred thirty five United States Dollars (US$10,397,335.00).

THREE (3). These guarantees will be granted within the first fifteen (15) days as of the Effective Date of the Contract for the first sub-period and for the following sub-periods within the first fifteen (15) days of the date of request for continuation.

FOUR (4). The relevant guarantee shall be reduced in accordance with the procedures established in Article 59 of the Regulation to the Law.

FIVE (5). If, at the end of any sub-period of the Exploration Period, or upon termination of the Contract, the Contractor has failed to perform all or any part of the accrued Minimum Exploration Program, the Contractor or its guarantor shall, upon request from the MEM immediately pay the entire amount of such outstanding work to be performed under the PME, except where the MEM and the Contractor agree that such pending obligations can be transferred to other Contract Areas.

SIX (6).Upon signature or subscription of the Contract, the Contractor will provide the MEM with a guarantee document issued by the parent company of each company comprising the Contractor, whereby the parent company will provide technical and financial resources that the subsidiary may require to meet the Contractor’s obligations in a timely manner under the Contract, including liability for any damages or losses that the operations herein may cause to the State, third parties or the environment pursuant to Article 26 of the Law.

CLAUSE TEN (10): CONTRACTOR’S OBLIGATIONS.

ONE (1).The Contractor shall maintain throughout the term of this Contract a legal representative domiciled in Nicaragua, who shall have full authority to represent the Contractor with respect to legal matters related to the Contract and to receive notices addressed to the Contractor.

TWO (2). Within ninety (90) days following the Effective Date, the Contractor shall establish an office in Managua.

THREE (3). The Contractor shall conduct all operations hereunder in a diligent and professional manner, in accordance with applicable law, and the provisions set forth in this Contract, and the International Petroleum Industry practices and regulations in effect and the environmental standards applicable under similar circumstances.  The Contractor shall ensure that all materials, equipment, technologies and facilities used for the operations described below comply with generally accepted engineering and environmental standards in the international Petroleum industry, and are kept in good working order.  The Contractor shall carry out its operations in a manner that will maximize the optimum economic recovery in the Contract Area.

FOUR (4).  The Contractor shall provide the MEM with regular and complete information concerning all operations under this Contract, including the schedule for execution of specific work.

FIVE (5). The Contractor shall prepare and maintain in Nicaragua accurate and current records of its operations under the Contract throughout the term of the Contract.

SIX (6). The Contractor shall keep the MEM continuously informed regarding all operations under this Contract and shall deliver to the MEM, without cost, in the form and frequency prescribed by the MEM, all materials, samples, studies, information, documents and data, unprocessed, processed, and interpreted that is obtained by the Contractor, including pertinent financial information. Furthermore, the Contractor must inform the MEM of the results of other activities from the exploration and development activities of the hydrocarbon resources investigated.  The delivery requirement is extended to all information, data and work product of whatever nature for which the cost is entered by the Contractor as Petroleum Operation cost.  The Contractor shall keep all technical-economic data related to its activities hereunder at the office in Managua.

SEVEN (7).  The Contractor shall enable authorized representatives of the State to inspect any part of its operations and all facilities, installations, offices, records, books, or data related to operations under this Contract.  The authorized State representatives will bear any costs related to all such inspections.

EIGHT (8). The  Contractor shall provide facilities to a reasonable number of authorized personnel and representatives of the MEM or other Government agencies, to perform their duties and obligations associated with this Contract, including, in the case of field operations, transportation, lodging, food and other provisions similar to those provided by the Contractor to its own personnel.

NINE (9).  The Contractor shall bear responsibility, in accordance with the applicable law, for any loss or damage to third parties caused by its employees or sub-contractors or their employees related with the activities under this Contract, for wrongful or negligent acts contrary to the Law, or omissions, and will indemnify the proper party against any third-party’s claim.

TEN (10). The Contractor expressly waives diplomatic claims and submits to the jurisdiction of Nicaraguan courts.  Without prejudice to the foregoing, the State and the Contractor hereby consent to submit to the International Centre for Settlement of Investment Disputes of the World Bank (“ICSID”) any dispute arising out of or relating to this Contract for settlement by arbitration pursuant to the Arbitration Rules established for such cases with the ICSID in accordance with Clause Thirty One (31) of this Contract.

ELEVEN (11). In performing their activities, the Contractor and Subcontractor must comply with the national and international environmental protection laws and the technical security norms, and apply the international recommended practice for each case. Such activities shall be performed in a manner compatible with the protection of human life, property, conservation of Hydrocarbons, and other resources, avoiding as much as possible damage to the infrastructure, historical sites and ecosystems of the country, whether land or marine.

TWELVE (12). Prior to the beginning of the PME, the Contractor must submit to the MARENA the Environmental Impact Study (EIA), based on the Terms of Reference (ToR) as defined by MARENA and the MEM. In addition, the Contractor must submit the Environmental Protection Plans and Contingency Plans that must be updated at least once a year and/or whenever the MEM so requests. Through these Plans, the Contractor must: 12.1. ensure the security areas around all machinery and equipment; 12.2. provide secure storage areas for all explosives, detonators, and similar dangerous materials used in operations under this Contract; 12.3. prevent pollution or damage to any water and other Natural Resources;12.4. contain any blowout, fire or other emergency situation that would result in loss of reserves or damage to the reservoir; 12.5. prevent unintentional entrance of fluids into hydrocarbon bearing formations and the production of Hydrocarbons from reservoirs at higher rates than those consistent with the international petroleum industry practices and regulations in effect; 12.6. take all reasonable precautions to prevent the pollution of or damage to the environment, including the undertaking of remedial measures within a reasonable period of time to repair or offset damage to the environment in cases where any work or installations erected by the Contractor or any operations conducted by or on behalf of the Contractor endanger third party property or cause pollution or harm to the wildlife or the environment, including where pollution occurs rapidly, in order to treat or disperse it in an environmentally acceptable manner; 12.7.report to the MEM and other entities, pursuant to the laws in effect, if any worker is injured while performing duties associated with the operations under this Contract; 12.8. have an adequate supply of first-aid medicines and equipment in each area and maintain a healthy environment for the workers;  12.9.provide safety and fire-fighting equipment in each work area; and 12.10 prepare and submit to MEM for approval prior to commencing any drilling activities, an oil spill and fire contingency plan, which plan shall be implemented in the event of such a catastrophe.

THIRTEEN (13).  In case of an accident or emergency involving damage to persons or property, the Contractor must immediately inform the MEM of such event and take reasonable steps, including temporary suspension of the operations, to protect the safety of individuals and property.

FOURTEEN (14). A Regulation and Monitoring Committee will be formed, consisting of employees of MEM, MARENA and other State institutions associated with these activities, two qualified members of each Regional Council of the Caribbean Coast and two of the Contractor’s employees. The Committee shall meet at least twice (2) a year unless otherwise agreed by the parties.  The meetings will take place in the city of Managua or in the field where the Contractor’s exploration and exploitation activities are performed.  It is understood that the meetings to be held in the city of Managua may be open, that is, other MEM and MARENA members may be invited to participate in such meetings, whenever such nominated parties are directly involved in the exploration and exploitation activities in the Contract Area.  With respect to the meetings to be held in the field, it is hereby understood that the number of MEM and MARENA participants is to be agreed between the MEM and the Contractor for budget and safety reasons; the criteria for participation in such meetings will be based on the activities carried out in the field.  Each party shall bear its own costs of the representatives attending the meetings.

FIFTEEN (15). The MEM will have the opportunity to attend, as an observer, without the right to speak or vote, the Contractor’s annual shareholders meetings where investment and important decisions will be made regarding the Minimum Exploration Program (PME) and the project of the Contractor in Nicaragua. The MEM commits to keep the information gathered at the meetings confidential and will assume all costs incurred to attend such meetings.

SIXTEEN (16). The Contractor will submit to the MEM, on a yearly basis, a proposal for qualification and training of the MEM personnel in relation to the PME and the contract in general, for which a minimum annual budget of US$50,000 (fifty thousand United States Dollars) will be submitted by the Contractor.  Qualification and training may include the purchase of books, software, hardware and any other supplement item needed.  The types of qualification and training for the MEM personnel will be on site whenever referring to seismic operations and wildcat drilling.  Furthermore, within the annual budget, the Contractor will offer at least two (2) annual seminars in Managua in connection with the PME and will also offer, on a yearly basis, participation in international seminars and conferences emphasizing the exploration and production of Hydrocarbons. In addition, the MEM may include topics of qualification and training of its interest, which must correspond to the budget in this clause and be mutually agreed upon with the Contractor.

CLAUSE ELEVEN (11) ASSISTANCE BY THE MINISTRY OF ENERGY AND MINES:

ONE (1). To enable the Contractor to fulfill the Contract in an expeditious and efficient manner, the MEM shall assist the Contractor, whenever specifically requested by the latter, in the following matters:1.1 obtaining the right to use the land as may be required for the operations under the Contract;1.2 obtaining licenses or permits for transportation and communication facilities;1.3 complying with customs formalities and regulations, and import/export control;1.4 obtaining entry and exit visas for the Contractor’s and Sub-Contractor’s foreign personnel that will come to Nicaragua to perform the Contract, including family members.

TWO (2). All reasonable expenses incurred associated with the assistance provided by MEM in accordance with this Clause, shall be reimbursed by the Contractor within thirty (30) days after receipt of the corresponding invoice.

CLAUSE TWELVE (12): DISCOVERY AND COMMERCIALIZATION.

ONE (1).  If Hydrocarbons are encountered in a Wildcat well, the Contractor shall immediately notify the MEM of such discovery and within thirty (30) days thereafter; the Contractor shall also provide the MEM all available information regarding the discovery, including a preliminary classification of the discovery as (1) Liquid Hydrocarbons or (2) Natural Gas.

TWO (2). The Contractor shall notify the MEM in writing within one hundred eighty (180) days if the discovery of Liquid Hydrocarbons has commercial potential, based on the Appraisal Program described in this Clause, which will be deemed approved if no objections are submitted in writing by the MEM within thirty (30) days following receipt of such notice.  The Appraisal Program shall: specify the appraisal work in a reasonably detailed form, including seismic, drilling of wells, production tests, and studies to be carried out and the time frame within which the Contractor shall commence and complete the program; and identify the lots to be appraised ("Appraisal Area") which shall not exceed the lots encompassing the geological structure or prospect plus a buffer area not to exceed five (5) kilometers in length surrounding the perimeter of such structure or prospect.

THREE (3). If the Contractor notifies that a discovery of Natural Gas has commercial potential, the Contractor shall, within ninety (90) days after the notice, present to MEM a plan for assessing the discovery in sufficient detail for approval, to be able to seek a market for the Natural Gas ("Assessment Plan").  The Contractor must notify the MEM in writing within one hundred and eighty (180) days if the discovery of Natural Gas has commercial potential, based on the Assessment Plan. The Assessment Plan shall be deemed approved if no written objections are raised by MEM within thirty (30) days after receipt thereof.  As soon as the Contractor develops a market for such Natural Gas, but in any event pursuant to the terms of the Contract, including any market development phase, under Clause 14, number 2 of this Contract, the Contractor shall conduct an Appraisal Program as set forth in number 1 of this Clause.

FOUR (4). If the Contractor notifies MEM, pursuant to number 1 of this Clause, of a discovery that the Contractor deems to have no commercial potential or if the Contractor fails to present an Evaluation Program, pursuant to number 2 of this Clause, or an Assessment Plan, pursuant to number 3 of this Clause, the Contractor, upon MEM’s request, must surrender at any moment the area that contains at least the blocks encompassing the geological structure or prospect where the discovery was made.

FIVE (5). The Contractor shall carry out the approved Appraisal Program within the timeframe specified therein.  Within one hundred eighty (180) days after completion of such Appraisal Program, the Contractor shall submit to MEM a comprehensive appraisal report concerning the Appraisal Program.  Such appraisal report shall include, but will not be limited to the following information:  geological conditions, such a structural configuration; physical properties and extent of reservoir rocks; pressure, volume and temperature analysis of the reservoir fluids; fluid characteristics, including the gravity of the Liquid Hydrocarbons, sulfur percentage, sediment and water percentage, and product yield pattern; Natural Gas composition; results of production tests; production forecasts (per well and per field); and estimates of recoverable reserves.

SIX (6). With the submission of the appraisal report, the Contractor shall submit a written declaration to the MEM indicating one of the following: that it has determined that the discovery is a Commercial Discovery; or  that it has determined that the discovery is not a Commercial Discovery, in which case the Contractor must relinquish the respective Appraisal Area immediately; or that it has determined that the discovery is a significant discovery which may become a Commercial Discovery subject to the outcome of future work that the Contractor commits to carry out under a future Exploration or Appraisal Program in specific areas within or outside the Appraisal Area.

SEVEN (7). In the event the Contractor makes a declaration pursuant to number 6.3 of this Clause, the Contractor shall be entitled to retain an Appraisal Area subject to its completion within the Exploration Period of future work committed pursuant to the provision set forth in number 6.3, at which time the Contractor shall notify the MEM about its decision with respect to the discovery, as to whether or not it is a Commercial Discovery, and the provisions set forth in number  6.1 or  6.2 of this Clause will apply accordingly.

EIGHT (8). If the Contractor declares, pursuant to number 6.1 of this Clause, that a discovery is a Commercial Discovery, the Contractor shall submit, together with the appraisal report (1) a Development Plan proposal including all installations and facilities for the operations under this Contract, (2) a proposal of designation of the lots that comprise the Exploitation Area, and (3) a comprehensive environmental impact study including the Development proposal and any facilities or infrastructure inside or outside of the Contractual Area and up to and beyond the Fiscalization Point. All three items shall be subject to MEM’s approval which will not be unreasonably withheld, and shall be deemed approved if the MEM does not submit any objections to it, in writing, within sixty (60) days from its receipt.  In the event the MEM and the Contractor are unable to reach an agreement concerning the objections raised or changes proposed by the MEM within ninety (90) days following the date of notice to the MEM expressing such objections or proposed changes, the Contractor shall have the right to request that the matter in dispute be resolved through experts, in which case the decision of the expert, regardless of the case, will involve both the MEM and the Contractor.   Following the approval of the documents submitted by the Contractor in accordance with items (1), (2) and (3) mentioned above, the Contractor will proceed, promptly and diligently, in accordance with the good international petroleum industry practices, to develop the discovery, installing all the infrastructure described in the Development Program in order to start up the commercial production and produce the discovery in such manner as to reach the maximum economic recovery of the reserves.

NINE (9). The Contractor's proposed Development Plan under the preceding item will detail the Contractor’s proposals for the development and operation of the Exploitation Area, shall include all the information required under Article 111 of the Regulation and will specify the Fiscalization Point it proposes.  Furthermore, it shall identify any facility and infrastructure required outside the Contract Area, specifying those that are located before the Fiscalization Point and those that fall within the category authorized by Clause 3 number 2 of this Contract.  The Development Plan will detail the parameters of production, number and distance between the wells; the facilities and infrastructure (including the proposed locations) to be installed for production; storage, transportation and loading of Hydrocarbons and a time estimate to conclude each phase of the Development Program, a production forecast and an estimate of ongoing capital and operating expenses involved to achieve the production forecast, as well as any other factor that might affect the economic or technical feasibility of the proposed development, and any such other particulars as the MEM may request.

CLAUSE THIRTEEN (13): EXPLOITATION WORK PROGRAMS.

ONE (1). Commencing with the Calendar Year in which the first Development Plan for the Contract Area is approved, the Contractor shall prepare and submit to the MEM for approval, in such format as the MEM may require, an Exploitation Work Program specifying by Calendar Quarter all aspects of the proposed operations to be carried out in relation to each Exploitation Area and related facilities and infrastructure up to the Fiscalization Point, the estimated cost thereof, the duration and location of each operation, and, where applicable, the estimated monthly rate of production for each field.  Each such proposed Work Program shall also include a forecast of yearly Development and Production activities and costs resulting from the four (4) Calendar Years or the corresponding period up to the end of the term of the Contract, whichever is shorter.

TWO (2).  The first such Exploitation Work Program, covering the balance of the Calendar Year, in which the Development Plan is approved, shall be submitted within thirty (30) days following the date of approval of such Development Plan.  Thereafter, the Contractor shall submit its proposed annual Exploitation Work Program at least ninety (90) days before the beginning of the relevant Calendar Year.

THREE (3). The Contractor’s Exploitation Work Program proposed and submitted to the MEM shall be deemed approved if the MEM does not raise any objections thereto following the sixty (60) days from the date of receipt.

FOUR (4). If MEM objects to any part of the Contractor's proposal, the MEM shall notify the Contractor within the sixty (60) day period specified in the preceding item number. The notice from the MEM shall specify the suggested modifications. If the Contractor deems that any revision required by the MEM renders the Exploitation Work Program unacceptable to the Contractor, the Contractor shall notify and substantiate to MEM, within ten (10) days after receipt of such notice, the reasons for its decision.  Following receipt of the justification from the Contractor, the Parties shall meet for the purpose of resolving any differences.  If they are unable to reach a resolution to such differences by the beginning of the Calendar Year in which the Exploitation Work Program is to begin, the Contractor shall incorporate the modifications required by the MEM in the proposed Exploitation Work Program pursuant to Clause 13, number 2, of this Contract, to the extent such changes do not increase or reduce the budget proposed by the Contractor by more than ten (10) per cent and do not substantially alter the general objectives of the Work Program as submitted by the Contractor.  With regard to the levels of production, MEM may require the Contractor to modify the proposed rate of production for any Exploitation Area in which more than fifty per cent (50%) of the production on an energy equivalent basis is Liquid Hydrocarbons for any of the following reasons: 4.1 to optimize overall recovery of Hydrocarbons, 4.2 to minimize waste of Natural Gas, 4.3 for safety reasons, and 4.4 for operational reasons.

FIVE (5). The Contractor shall deliver to MEM within ten (10) days following each Calendar Quarter a status report concerning the progress of the operations carried out and the costs incurred under the approved Exploitation Work Program during such Calendar Quarter.  The status report shall forecast any significant changes to such Exploitation Work Program that Contractor anticipates may be necessary during the balance of the Calendar Year.  The report corresponding to the last Quarter of each Calendar Year shall also include a summary of the operations and costs incurred during such Year.

CLAUSE FOURTEEN (14) NATURAL GAS

ONE (1). Upon completion of an Assessment Program agreed with MEM under Clause 12, number 3 of this Contract, the Contractor shall notify the MEM whether or not it wishes to retain the Natural Gas discovery for a market development phase.  If the Contractor requests a market development phase for such discovery, the Contractor shall notify the MEM within the following thirty (30) days, of the selection of the lots within the Contract Area that will be subject to such phase. The selected area shall not exceed the lots encompassing the geological structure or prospect where the discovery was made, as well as the lots containing a reasonable margin not to exceed five (5) kilometers in length surrounding the perimeter of such structure or prospect.

TWO (2). The duration of such market development phase shall not exceed ten (10) years from the date of the Contractor's notice mentioned in the preceding sub-clause, whereby the Contractor decides to enter into the market development phase.  The market development phase shall end upon the occurrence of the first of the following events: 2.1 the date on which the Contractor declares the Natural Gas discovery to be a Commercial Discovery, 2.2 the date on which the Contractor voluntarily abandons the market development area or 2.3 the end of the market development phase.

THREE (3). The Contractor shall lose all its rights over a Natural Gas discovery if it does not declare such discovery as being a Commercial Discovery at the end of the market development phase or if it relinquishes the lots corresponding to the market development areas or terminates the Contract early.

FOUR (4). For availing itself of such market development phase, the Contractor shall pay the MEM at the end of each Calendar Year of the market development phase an annual tenancy fee of one hundred thousand (US$100,000.00) United States dollars, which will be reduced by duly verified amounts that the Contractor has expended during such year under specific programs approved by the MEM on activities or projects directly attributable to the market development area.  Expenditures for the following types of activities will be eligible as credits against the tenancy fee: 4.1 future geochemical, geophysical or geological surveys in the market development area; 4.2 the drilling and testing of any additional wells in the market development area; 4.3 consulting, feasibility and marketing studies; and 4.4 other market development activities approved by the MEM. Excess amounts expended in a particular year with respect to the tenancy fee, may be entered as a credit against the next year's tenancy fee.

FIVE (5). The tenancy fee shall be applied pro rata on a daily basis in the event the Contractor relinquishes the market development area or declares the Natural Gas discovery to be a Commercial Discovery prior to such year, payable within thirty (30) days following such relinquishment or declaration of Commercial Discovery, as the case may be.

SIX (6). Together with the notice requesting to enter into the market development phase, the Contractor shall provide the MEM the results of the Assessment Program carried out pursuant to Clause 12, number 3 of this Contract including the estimated recoverable reserves, projected delivery rate and pressure, quality specifications and any other relevant technical and economic factors.

SEVEN (7). All the available Natural Gas existing in such market development area, shall be considered from the beginning as freely available by the Contractor to any market or markets, including exportation, as arranged by the Contractor, in a gaseous or transformed phase, or a combination of such phases.

EIGHT (8). The Contractor shall notify the MEM concerning the sales contract or contracts for Natural Gas, as well as any exportation arrangements.  In such notice, the Contractor must demonstrate that the price of Natural Gas at the Fiscalization Point is representative of the fair market price, having taken into consideration a fair market price for transporting the Natural Gas from the Fiscalization Point to the consumer and, whenever applicable, for liquefaction and re-gasification costs.

NINE (9). The Contractor shall give priority to the Petroleum Operations of Associated Natural Gas, including reinjection for maintaining pressure and recycling operations in order to obtain maximum economic recovery of Liquid Hydrocarbons.

TEN (10). The MEM may, at any time, call upon the Contractor to deliver to it or to any MEM designated third party at the proper delivery point, without compensation, any quantity of Associated Natural Gas not being required for the Contractor's Petroleum Operations or committed for sale, in the event the MEM requires the associated natural gas, the MEM will take such associated natural gas in a manner as agreed between the parties, to be used for public interest, whenever such delivery does not negatively interfere with the Contractor's Petroleum Operations or add to the cost of Contractor’s Petroleum Operations.  In such case, the MEM shall provide and maintain, for its own account, any facility beyond the delivery point required in connection with the gathering, compression, transport, or utilization of such Associated Natural Gas.

ELEVEN (11). Under no circumstance may the Contractor release Natural Gas into the atmosphere.

TWELVE (12). Whenever the Contractor does not require the Natural Gas for the Petroleum Operations, cannot sell it or the MEM does not elect to take it pursuant to number 10, of this Clause, the Contractor shall endeavor to reinject the gas into a suitable stratum or, as a second option, store it underground in accordance with the international petroleum industry practices and regulations in effect.  The Contractor shall seek to obtain prior approval from the MEM and MARENA to flare any Natural Gas that cannot be reinjected due to specific reservoir considerations or for other reasons, including economic reasons, acceptable to the international Petroleum industry and in line with good oil field practices.  Before flaring the gas, the Contractor shall take reasonable measures to ensure the extraction of natural gasoline and other liquids contained in the Associated Natural Gas if the Contractor deems that such extraction is economically justifiable.  Notwithstanding anything in this Clause to the contrary, the Associated Natural Gas may be flared at any time if necessary in order to run well and/or production tests and on an emergency.

CLAUSE FIFTEEN (15): FINANCES AND AUDITING.

ONE (1). Notwithstanding the books required by the Commercial Code of Nicaragua, the Contractor shall maintain in Nicaragua, in accordance with the generally accepted accounting practices used in the international petroleum industry, accounting books and such other books and records as may be necessary to show the work performed under the Contract, as well as the costs incurred, and the quantity and value of all Hydrocarbons inspected at the Fiscalization Point.

TWO (2). The Contractor shall prepare, for each Calendar Year, separate balance sheets and profit and loss statements reflecting its operations under the Contract 1) up to the Fiscalization Point and 2) beyond the Fiscalization Point.  The accounting procedures, rules and practices applied for determining revenue and expenses shall be consistent with sound and usual international petroleum industry practices.  Each such balance sheet and profit and loss statement shall be certified by an independent firm of certified public accountants of international standing acceptable to MEM and the MHCP.  Such balance sheet and loss and profit statements must be submitted, along with the auditor's report, to MEM and the MHCP within ninety (90) days after the end of the Calendar Year to which it belongs.

THREE (3). The MEM has the right to inspect and audit the Contractor's books, accounts and records relating to the operations under this Contract for the purpose of verifying the Contractor's compliance with the terms and conditions herein.  Such books, accounts and records shall also be available at any reasonable time for inspection and audit by duly authorized representatives of the MEM and the MHCP, including independent auditors that may be employed by them, for fiscal audits. The MEM and the MHCP may conduct their audits within two (2) years after the end of each Calendar Year.  Any exception by MEM or the MHCP must be communicated to the Contractor within the earlier of 1) twelve (12) months after the commencement of the specific authorized audit or 2) two (2) years after the end of the Calendar Year under audit, provided, however, that if information is required under the Clause number below, the period for filing exceptions shall commence upon receipt by the Government authority that requested the audit of such requested information from the parent company's independent auditors.

FOUR (4). The MEM and the MHCP may require the Contractor to engage Contractor’s parent company’s auditors to examine at Contractor’s cost and in accordance with generally accepted auditing standards, the books and records of Contractor’s Affiliate to verify the accuracy and compliance with the terms of the Contract insofar as a charge from the Contractor’s Affiliate (or of any entity comprising the Contractor) is included directly or through the Contractor as a) a Petroleum Operations cost or b) a part of a tariff for infrastructure beyond the Fiscalization Point. The request from the Governmental authority shall specify in writing the item or items for which it requires verification from such independent audit. A copy of the independent auditor’s findings shall be delivered to the Government authority that requested such verification within thirty (30) days after the completion of such audit.

FIVE (5). The Contractor's books for its operations under this Contract shall be kept on the accrual basis in United States dollars.  Accounts reflecting operations up to the Fiscalization Point shall be set apart from those reflecting operations beyond the Fiscalization Point.  Such accounting books shall be in the Spanish and English languages and shall comply with internationally accepted accounting principles consistent with modern petroleum industry practices and procedures and the provisions set forth in the Contract.  All U.S. dollar income shall be entered in the amount received and all U.S. dollar expenditures shall be charged in the amount expended.  Income received or expenditures made in foreign exchange other than U.S. dollars shall be entered or charged at the applicable rate of exchange for U.S. dollars pursuant to the rate of exchange posted by the Central Bank of Nicaragua on the last business day of the week in which such income is received or expenditure made.  All expenditures in local currency shall be converted to U.S. dollars at the documented cost of the national currency purchased by the Contractor with foreign currency.  All income in local currency and costs paid with such national currency shall be converted to U.S. dollars at the rate of exchange for commercial transactions quoted by the Central Bank of Nicaragua in effect on the business day when the national currency was received by the Contractor.

SIX (6).  The Parties agree to use the depreciation method pursuant to the principles established in Law 453 (four hundred fifty three), the Law of Fiscal Equity and its modifications and Decree No. 46-2003 (Forty Six dash Two Thousand Three), Regulation of the Fiscal Equity Law, that are hereby incorporated to this Contract.

SEVEN (7). The Contractor will be subject to payment of Income Tax at the rate of 30%, applicable to the net income originating from its exploitation activities.  This rate is the maximum rate and shall apply throughout the term of this Contract, pursuant to Clause 64 of the Law and the principles prescribed by Law No. 453 (four hundred fifty three), the Law of Fiscal Equity, that are incorporated to the Contract through this provision.

CLAUSE SIXTEEN (16): PRODUCTION, MEASUREMENTS AND RIGHTS OF EXPORT.

ONE (1). The Contractor shall have the right to use, free of charge, the Hydrocarbons produced within the Contract Area to the extent reasonably required for the Petroleum Operations pursuant to this Contract.  The Contractor must purchase, at market value, the Hydrocarbons from the Contract Area it uses for its operations beyond the Fiscalization Point.

TWO (2). All the Liquid Hydrocarbons and/or Natural Gas produced and reserved from the Contract Area and not used in the Petroleum Operations shall be measured at the applicable Fiscalization Point(s) approved in the Development Plan.  Such measurements and measuring devices shall comply with Chapter XII of the Regulation and the international petroleum industry practices and regulations in effect.  Production tests or experiments shall also belong to the Contractor and no royalty shall be paid for such production.  The market value of such production tests or experiments at the point of production shall be entered as income to the Contractor.  Even though the Contractor is authorized to receive all the Hydrocarbons produced within the Contract Area, for purposes of any calculations hereunder involving volumes of production, the volume measured at the Fiscalization Point shall govern.

THREE (3).  Subject only to Clause 14, number 7, and Clause 17 of this Contract, the Contractor may freely export any Hydrocarbons that it produces within the Contract Area and that it does not use in the Petroleum Operations.

CLAUSE SEVENTEEN (17): SUPPLY TO THE INTERNAL MARKET.

ONE (1).  Whenever so requested by the MEM, the Contractor shall supply Liquid Hydrocarbons from the Contract Area to meet the internal market requirements of Nicaragua.

TWO (2). Such request from the MEM shall be in writing and shall be given no less than sixty (60) days before commencement of deliveries by Contractor.  The request shall indicate the volume of the Contractor's Liquid Hydrocarbons required, based on estimates and forecasts, and the duration of the desired supply.

THREE (3). The maximum volume that the MEM may require the Contractor to supply, pursuant to this Clause, shall be determined by multiplying the total estimated volume of Liquid Hydrocarbons needed to meet the internal market demand during the first corresponding Calendar Quarter by a fraction which numerator will be the Contractor’s Liquid Hydrocarbons inspected and estimated within the Contract Area for such Calendar Quarter and which denominator will be the total estimated Liquid Hydrocarbons to which the MEM is entitled and all the products in Nicaragua for such period.

FOUR (4). Delivery of the Liquid Hydrocarbons supplied shall be at the Fiscalization Point or another Point agreed between the Contractor and the MEM.  The Liquid Hydrocarbons supplied may be refined in Nicaragua.

FIVE (5). The price to be paid to the Contractor for such Liquid Hydrocarbons shall be the export market value at the Fiscalization Point determined in accordance with Clause 18 of this Contract, satisfactorily adjusted to reflect the cost of transport if the agreed delivery point is not the Fiscalization Point.

SIX (6). Payment for the Liquid Hydrocarbons supplied shall be in U.S. dollars to a bank account outside Nicaragua, as specified by the Contractor.

SEVEN (7). The MEM and the Contractor may enter into a Liquid Hydrocarbons sales contract covering the duration of the desired purchases. The MEM may assign its rights as purchaser to one or more local or regional refineries subject to the assignee's providing the Contractor, at the time of each delivery, with an irrevocable letter of credit acceptable to the Contractor covering the corresponding purchase.  The Contractor has the right to cease deliveries under any sales contract if it does not receive timely payment for each delivery.

CLAUSE EIGHTEEN (18) VALUATION.

ONE (1). The value of Liquid Hydrocarbons within the Contract Area shall be the competitive international market value of such Liquid Hydrocarbons at the Fiscalization Point.

TWO (2). The competitive international market value of the Liquid Hydrocarbons, other than natural gasoline, shall be the price in United States dollars at which an independent third party buyer would be prepared to buy such Liquid Hydrocarbons at a particular time at the Fiscalization Point, on independent basis, taking into account the quality, volume, cost of transportation, payment terms, and any other relevant condition, including the then prevailing world market conditions.

THREE (3). Whenever different grades of Liquid Hydrocarbons are produced within the Contract Area, the value shall be determined and applied for each grade of Liquid Hydrocarbons.  However, in the event that different grades of Liquid Hydrocarbons are blended together for sale, the value of such blend shall be determined by the grade that determines the  applicable price in the international market.

FOUR (4). The value of Liquid Hydrocarbons, other than natural gasoline, shall be determined in United States dollars per barrel for each Calendar Month as follows:  4.1 The Contractor shall present to the MEM its proposal as to the value of the particular Liquid Hydrocarbons for the preceding Month, within the first ten (10) business days of the current month during which the Liquid Hydrocarbons, other than natural gasoline, will be produced and measured from the Contract Area, such proposal shall be accompanied by information supporting the Contractor's proposal, including evidence of independent current prices, F.O.B. sales prices to third parties effected by the Contractor for Liquid Hydrocarbons within the Contract Area during such Calendar Month, as well as F.O.B. prices published from Liquid Hydrocarbons exportation prices comparable and applicable to that same period.  Such value shall be netback price from the point of export or the first sale in Nicaragua to the Fiscalization Point applying the tariffs for transportation and storage beyond the Fiscalization Point approved by the MEM in accordance with the Law governing the supply of Hydrocarbons. 4.2 If the MEM accepts the value proposed by the Contractor set forth in the preceding clause number, or does not make any objections in writing within ten (10) business days after receipt of same, the value proposed by the Contractor shall be deemed the value for the Calendar Month for which the price is being determined.  4.3 If the MEM objects, in writing, to the Contractor's proposal within the prescribed period, the MEM shall include, together with such notice, a counter-proposal for the value, as well as information supporting the counter-proposal. 4.4 If the Contractor accepts the MEM's proposal or does not object to it in writing within ten (10) business days after receipt of same, the MEM's counter-proposal shall be the value for the Calendar Month for which the price is being determined.  4.5 If the Contractor objects in writing to the MEM's proposal within the prescribed period, the MEM and the Contractor’s authorized representatives shall meet within forty eight (48) hours after MEM's receipt of the Contractor's notice of objection in an endeavor to establish, through negotiation, the price to be used as the value for the Calendar Month for which the determination is being made. 4.6 If within fifteen (15) days after receipt of the Contractor's objection notice under item 4.5 of this Clause, a value has not been agreed upon through negotiation, such value shall be determined in accordance with number 5 of this Clause.

FIVE (5). The following procedure shall apply for determining the value of Liquid Hydrocarbons, other than natural gasoline, whenever the procedure under number 4 of this Clause does not result in timely agreement:  5.1 The value shall be determined on the basis of three internationally traded crude oil prices.  The crude oils that qualify for inclusion in the price basket shall be those for which the market value or F.O.B. price is published in the Platt’s Oilgram.  The price of crude oils will be from three different regions of the world, which physiochemical properties must be similar to those found in the Caribbean Margin.  5.2 The crude oils to be included in the price basket shall be proposed by the Contractor as part of the Development Plan under Clause 12, number 8 of this Contract for approval by the MEM. 5.3  In the event that one or more of the crude oils agreed upon do not meet the requirements of number 5.1 of this Clause, a replacement crude oil shall be determined by agreement between the MEM and the Contractor. 5.4 For each of the reference crude oils included in the price basket agreed upon, the equivalent C.I.F. value in Houston, Texas, U.S.A., shall be determined as follows: 5.4.1 the arithmetic average of the daily export price for the Calendar Month under consideration, plus the competitive and independent transportation costs from the point of export of the reference crude oils to Houston, Texas, U.S.A. 5.4.2 the quality differential between the reference crude oil and the Liquid Hydrocarbons for which the value is being determined.  5.5 The quality differential shall be based on the yields under normal distillation and the market prices in the Gulf Coast of the United States published in the Platt's Oilgram for the products obtained. 5.6  The arithmetic average of the three equivalent values shall be determined pursuant to number 5.4 of this Clause and the transport costs of the Liquid Hydrocarbons being valued from the relevant Fiscalization Point in Nicaragua to Houston, Texas U.S.A. shall be deducted from the results obtained in order to reach the value.

SIX (6).   The value of natural gasoline at the Fiscalization Point shall be the average for the Calendar Month for which the calculation is being made of the daily average of the high and low prices as published in the Platt's Oilgram Price Service for motor gasoline which physiochemical properties are similar to those found in the Caribbean Margin.

SEVEN (7).  The value of the Natural Gas shall be the weighted average sales price at the Fiscalization Point for deliveries of Natural Gas during the Calendar Month.

CLAUSE NINETEEN (19): ROYALTIES.

ONE (1). The Contractor shall pay to MEM a royalty, in cash, based on the Production from the Contract Area measured at the Fiscalization Point during each Calendar Month. The royalty will be calculated separately for Liquid Hydrocarbons and for Natural Gas in accordance with Articles 54 and 57 of the Law, which are incorporated herein by this reference, and the norms issued by the Board of Directors of the MEM.

TWO (2). The rate of the royalty for Liquid Hydrocarbons will be determined at the end of each Calendar Month on the basis of the "R" factor established in Article 58 of the Law.  The rates of the royalty on Liquid Hydrocarbons are as follows: Value of "R" Factor of zero (0) to less than 1.5 (one point five), a Royalty Percentage of 5.0% (five percent); Value of “R” Factor of 1.5 (one point five) to less than 3 (three), a Royalty Percentage of 10% (ten percent); Value of “R” Factor greater than 3.0 (three), Royalty Percentage of 15.0% (fifteen percent).

THREE (3). The royalty rate for Natural gas is of 5% (five percent) of the value of the production measured at the Fiscalization Point.

FOUR (4). For calculating the amount of royalty to be paid, the Hydrocarbons shall be valued at the market value determined in accordance with Clause 18 of this Contract.

FIVE (5). With respect to its exploration and exploitation activities, the Contractor is subject to the special regime established by Article 58 of the Law, which provisions are incorporated herein through this reference and is exempt from payment of any other fiscal or municipal tax by virtue of the provision set forth in Article 62 of the Law.

SIX (6). The Contractor’s activities other than the Exploration and Exploitation of Hydrocarbons are subject to the general fiscal regime in effect in Nicaragua.

CLAUSE TWENTY (20): CONTRIBUTIONS.

ONE (1).  For the purpose of supporting and fulfilling its social function in the Autonomous Regions in connection with the social, economic and infrastructure development, environmental preservation, health, education and services, the Contractor will contribute and/or donate, on a yearly basis, a total of three percent (3.0%) of its net utilities obtained as a result of the exploitation of Hydrocarbons based on its operations as established in the Concession Contract (hereinafter such contribution or donation will be called “Community Development Fund” or simply “FDC”) to the Atlantic North Autonomous Regions (RAAN) and the South Atlantic Autonomous Region (RAAS).  The FDC shared between the corresponding Regions will be of one point five percent (1.5%) to each Region.  The FDC will be deposited in the accounts indicated by the North Atlantic Regional Council and the South Atlantic Regional Council.  Therefore, the Contractor will calculate the FDC based on each fiscal/accounting year, in accordance with the principles established by Law number four hundred fifty three (No.453), the law of Fiscal Equity, which is hereby incorporated to this Contract.

CLAUSE TWENTY ONE (21) PAYMENTS.

ONE (1) The Contractor .to the MEM at the beginning of each contractual year, a nonrefundable area fee based on the number of hectares (ha) comprising the Contract Area.  The rate per hectare for the area of Perlas is as follows:  from 1 to 3 years: US$0.05 (zero point zero five cents of United States Dollar) per hectare; from 4 to 7 years:US$0.10 (zero point ten cents of United States Dollar) per hectare; from 8 years on:US$0.15 (zero point fifteen cents of United States Dollar) per hectare.  Those rates per area will be readjusted annually on the date immediately preceding the anniversary payment date on the basis of the average variation in the "Consumer Price Index" as published by the U.S. Department of Commerce during the preceding twelve (12) month period.  This fee shall be used by the MEM to help defray its general administrative costs of the activities described in this Contract, but not in lieu of amounts payable by Contractor under Clause 11, to cover the costs of assistance provided by the MEM.

TWO (2). All payments which the Contract obligates the Contractor to make to the State, even when the amount is expressed in U.S. dollars, shall be made in national currency.  The conversion to national currency shall be at the rate of exchange posted by the Central Bank in effect for commercial transactions on the date of fulfillment of the obligation.

THREE (3). Notwithstanding the applicable exchange regulations to the contrary, the Contractor is guaranteed, through the terms of this Contract, the financial rights granted by Article 63 of the Law, which are incorporated to this Contract through this reference.

FOUR (4). For the purpose of filing and calculating the Income Tax, the applicable revenue and expenses as shown in U.S. dollars shall be converted into the national currency at the rate of exchange posted by the Central Bank of Nicaragua at the opening of business on the date of compliance with the obligation.  Payments of estimated tax shall be entered according to its cost in U.S. dollars corresponding to the national currency cost incurred, calculated in accordance with Clause 15, number 5 of this Contract and then reconverted to the national currency at the time of filing of the income tax.

CLAUSE TWENTY-TWO (22): MATERIALS AND EQUIPMENT.

ONE (1). The Contractor shall provide all materials, equipment, machinery, tools, spare parts and any other similar materials required for the operations under this Contract.

TWO (2). Such Materials shall be provided by the Contractor in accordance with its Work Program set forth in Clause 13 of this Contract.

THREE (3). The Contractor shall give preference, although not obligated to do so,  to locally available materials when such are comparable to and compete with imported materials in quality and availability and the price of which does not exceed the C.I.F. price (including import duties where applicable) of the imported materials placed in Nicaragua.

FOUR (4). Subject to the preceding number, the Contractor shall have the right to import any materials required for its activities under this Contract.  With regard to the temporary importation and the exemption from import duty during the Exploration Period and the first four (4) years after declaration of Commercial Discovery, the provisions of Articles 60 and 61 of the Law shall govern, and by this reference are incorporated as part of this Contract..

CLAUSE TWENTY-THREE (23): OWNERSHIP OF ASSETS

ONE (1). The Contractor owns the assets provided by it under the terms of this Contract.  Subject to the provision under the clause number below, ownership of any such asset, whether fixed or moveable, whether within or outside of the Contract Area, used in connection with the rights granted to the Contractor under this Contract, including pipelines and storage facilities, shall become the property of the State, free of any charge or encumbrance, at the end of the term of the Contract, except where the State notifies the Contractor that it will not accept the transfer of property of a particular asset.  Where the State elects not to accept ownership of an asset, the Contractor shall carry out the approved clean-up program under Clause 34 of this Contract with respect to such assets and the area where they are located and shall be free to dispose of such asset in accordance with the applicable laws.

TWO (2). Where the installations serve more than one Contract Area assigned to the Contractor, the Contractor may continue to use such facilities for the other Contract Areas until the end of the term of other Contracts.  In this case, the State, through the MEM, and the Contractor shall enter into an operating agreement that will govern the actual use, operation and maintenance of such facilities.

THREE (3). The provisions of number 1 under this Clause shall not apply to materials or other property that are rented or leased to the Contractor or which belong to the Contractor’s employees, provided that the ownership of any such materials by other than the Contractor, is clearly documented with the State at the time of entry into Nicaragua or its local acquisition.

CLAUSE TWENTY-FOUR (24): SUBCONTRACTORS, PERSONNEL AND TRAINING. ONE (1). The Contractor has the right to use qualified Sub-Contractors to provide specialized equipment or services.

TWO (2). The Contractor shall offer similar opportunities to the national companies that compete with foreign entities with respect to the provision of any service or equipment required with respect to its operations.  The Contractor shall give preference to Nicaraguan professionals and Sub-Contractors that are competitive with foreign bidders in skills, experience, availability and price.

THREE (3) The Contractor shall provide the MEM all necessary information covering each Sub-Contractor including, at the request of the MEM, an executed legalized copy of any contract or change thereto.

FOUR (4). The Contractor and its Sub-Contractors shall give priority of employment to local personnel in order to satisfy the staffing requirements to the extent that nationals of Nicaragua fulfill the qualification, experience and availability requirements.

FIVE (5).  The Contractor and its Sub-Contractors may employ foreign nationals, 5.1 to the extent that qualified nationals cannot be found to fill the positions required, 5.2 to fill a reasonable number of technical or managerial positions, and 5.3 to provide short-term expertise.

SIX (6) The Contractor shall undertake the development and training of its national personnel (including training for the specific purposes, such as taking over positions held by expatriate personnel) for all positions including administrative, technical and executive management positions. The Contractor shall prepare and submit its annual development and training programs to the MEM for approval, subject to Article 70 of the Regulation.

SEVEN (7). In accordance with Article 28 of the Law, the Contractor guarantees payment of taxes, fines and other tributes for the services provided by its Sub-Contractors under their respective sub-contract, as well as payment of the salaries and social benefits for its sub-contractors’ local personnel. Likewise, and in accordance with Article 68 of the Regulation, the Contractor assumes joint liability with its Sub-Contractors to guarantee payment of any legally binding obligation contracted by the Sub-contractor on behalf of any individual resident in Nicaragua for goods or services provided to the Sub-contractor associated with the Contractor’s activities.

CLAUSE TWENTY-FIVE (25): UNITIZATION.

ONE (1). If a Hydrocarbons discovery in the Contract Area extends beyond the boundaries of the Contract Area, MEM may require, in accordance with Article 47 of the Law, that the Development of the discovery and the Production of Hydrocarbons therefrom be carried out in collaboration with the entity or entities that have the right to conduct Petroleum Operations in the area into which the discovery extends.

TWO (2).  In such case, the procedures and terms established in Articles 126 through 131 of the Regulation shall apply.

THREE (3). In case the Hydrocarbons deposit extends beyond the national boundaries, the unitization agreement shall be negotiated between the affected governments. The Contractor shall provide technical assistance to the Government of the State in the negotiation of such agreement.

CLAUSE TWENTY-SIX (26): CONFIDENTIALITY.

ONE (1). All technical data and any other information related to operations under this Contract shall be maintained by the contracting parties as strictly confidential and shall not be disclosed by either party without the prior written consent of the other party for a period of two (2) years after receipt of the written consent by either of the Parties, except to the extent required to comply with a decision of a competent court, pursuant to Article 32 of the Law or as required to comply with any law, regulation or procedure from the Arbitration Court, governmental investigation, or the Stock Exchange.

TWO (2). Either Party may disclose any information to its employees, Affiliates, consultants, buyers, potential investors, bank institutions, insurance companies, and sub-contractors to the extent required for the efficient conduct of its activities, provided it obtains from such individuals or entities, prior to disclosure, a written confidentiality undertaking approved by both Parties.

THREE (3). For the purpose of obtaining bids on open areas, the MEM may, after the two (2) year period from the date of receipt of the information from the Contractor has elapsed, disclose the information associated with the areas relinquished by the Contractor within the Contract Area.

FOUR (4). After the two (2) year period from the date of the receipt of the information from the Contractor, MEM shall be entitled, in the national interest, to prepare or cause to prepare by third parties and publish reports or studies of a general or regional nature using information derived from any reports or data related to the Contract Area.  Geo-scientific reports can be prepared for publication upon previous written consent by the Contractor

CLAUSE TWENTY-SEVEN (27): PIPELINES AND STORAGE.

ONE (1). The Contractor has the right to construct and operate within and outside of the Contract Area such pipelines and other facilities as required to transport and store the Hydrocarbons produced from the Contract Area up to the point of export or point of first sale in Nicaragua, subject to compliance with the technical, safety and environmental regulations.

TWO (2). All the infrastructure shall be included in the Development Plan set forth in Clause 12, number 8 of this Contract.

THREE (3). In accordance with Article 68 of the Law, the Contractor is obligated to transport, store and ship Hydrocarbons owned by third parties, including the State, whenever and to the extent that its installations have available capacity and the Hydrocarbons are compatible with the normal operations.  Likewise, the Contractor shall have access on non-discriminatory terms to third parties transportation and storage facilities with available capacity.  This Clause number specifically excludes gathering lines or other installations belonging to the Contractor or third parties that are used for its own exploitation and are located before the applicable Point or Points of Fiscalization under the respective owner’s exploration and exploitation contract.  The tariff for use of such installations shall be calculated and approved by the MEM as the Regulatory Authority in accordance with Article 163 of the Regulation and supplement regulations that may be issued by MEM from time to time.

CLAUSE TWENTY-EIGHT (28): INSURANCE.

ONE (1). The Contractor shall provide all the insurance required by the applicable law and such other insurance as the Contractor deems justified.

TWO (2). Except for insurance policies issued by the Overseas Private Investment Corporation (“OPIC”), all such insurance policies shall contain and express a waiver of subrogation against the State and any of its agencies.

THREE (3). The Contractor shall provide copies of all insurance policies to the MEM.

CLAUSE TWENTY NINE (29): ASSIGNMENT.

ONE (1). Subject to the prior written approval from the MEM, which shall not be unreasonably withheld, Contractor may assign all or an indivisible percentage interest in its rights and obligations under this Contract.  For consideration to be given to any such request: 1.1 all accrued obligations of the assignor deriving from the Contract must have been duly fulfilled as of the date such request is made, or assignor and assignee must jointly and severally guarantee fulfillment of any unfulfilled accrued obligations by the assignor; 1.2 the proposed assignee or assignees must be qualified in accordance with the Regulation to be a Contractor and must have satisfied the requirements of the Law in regard to constitution and naming of a legal representative; 1.3 the instruments of assignment shall be submitted to MEM for their review and approval and shall include provisions stating precisely that the assignee is bound by all covenants contained in the Contract; and 1.4 Where the assignment will result in the Contractor being comprised of more than one entity, the designation of the entity that will act as operator shall be stipulated, along with a copy of the joint operating agreement among such entities comprising the Contractor.

TWO (2). Any assignment made pursuant to the provisions of this Clause shall be free of any transfer or related taxes, stamp duty charges or other charges. 3. No assignment shall in any way release the assignor from its obligations undertaken under the Contract except to the extent that such obligations are in fact performed by the assignee.

CLAUSE THIRTY (30): MISCELLANEOUS.

ONE (1). The validity, interpretation and application of this Contract shall be governed by the laws of the Republic of Nicaragua.

TWO (2). This Contract may only be amended by mutual written agreement of the Parties.

THREE (3). The Spanish text of this Contract is the only official text and shall govern for all purposes.

FOUR (4). In accordance with Article 64 of the Law, the State guarantees to the Contractor throughout the term of this Contract, the stability of the tax regime and the royalties set forth in Articles 58 to 62 of the Law and the exchange regime set forth in Article 63 of the Law in effect on the Effective Date of this Contract. No changes to those regimes will be adversely applied to the Contractor with respect to its Exploration and Exploitation activities under this Contract.

FIVE (5). The Contractor will be treated, for all legal purposes, as a private law entity and therefore expressly renounces the right to invoke diplomatic intervention in any matter related to this Contract.

SIX (6). In accordance with Article 4 of the Law, the exploration and exploitation activities under this Contract have been declared to be of national interest and public utility.  In the event the Contractor would be required to use property owned by third parties, the MEM shall assist the Contractor pursuant to the laws in effect governing the declaration of public utility and rights of way.

CLAUSE THIRTY ONE (31): SETTLEMENT OF DISPUTES.

ONE (1). The Parties shall endeavor to settle amicably through consultation any dispute related to or arising out of the performance or interpretation of any Clause of this Contract.

TWO (2). If any dispute has not been settled within thirty (30) days after the dispute arises, either Party may, through notice given to the other Party, propose that the dispute be referred to a sole expert or to arbitration for resolution in accordance with the provisions of this Clause.  The waiting period will not apply in the cases set forth in Clause 12, number 8 or Clause 33, number 3 of this Contract.

THREE (3). Following the notice given pursuant to the preceding Clause number, the Parties agree to refer the dispute for determination by a sole expert to be appointed by agreement between the Parties.

FOUR (4). If the Parties fail to refer such dispute to a sole expert under number 3 of this Clause within thirty (30) days of the notice given, as set forth in number 2 of this Clause, the parties hereby consent to submit to the International Centre for Settlement of Investment Disputes of the World Bank (“ICSID”) any dispute arising out of or relating to this Contract for settlement by arbitration pursuant to the Arbitration Rules established for such cases with the ICSID.

FIVE (5). For arbitration purposes, the Parties agree to apply the rules of arbitration of the ICSID as follows: 5.1 The arbitration shall be heard and determined by three (3) arbitrators.  Each side shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration.  The Party-appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within fifteen (15) days following the appointment of both Party-appointed arbitrators.  If the Party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal and/or one Party refuses to appoint its Party-appointed arbitrator within said fifteen (15) day period, the appointing authority for the implementation of such procedure shall be the ICSID, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim.  All decisions and awards by the arbitration tribunal shall be final, binding and made by majority vote. 5.2 Unless otherwise expressly agreed in writing by the Parties to the arbitration proceedings: ONE (1) The arbitration proceedings shall be held in Mexico City, Mexico; TWO (2) The official language will be Spanish with translation to the English language during the arbitration proceedings.  The arbitrators shall be fluent in the both the Spanish and English languages.  All of the materials used at the hearings, the complaint or defense documents, the arbitral award and the reasons supporting it will be in Spanish with translation to the English language; THREE (3) The arbitrators shall be and remain at all times wholly independent and impartial; FOUR (4) The arbitration proceedings shall be conducted under the Arbitration Rules of the ICSID, as amended from time to time; FIVE (5) Any procedural issues not determined under the arbitral rules shall be determined by the arbitration act and any other applicable laws of the site of the arbitration, other than those laws that would refer the matter to another jurisdiction; SIX (6) The costs of the arbitration proceedings (including attorneys' fees and costs) shall be borne in the manner determined by the arbitrators; SEVEN (7) The decision of the majority of the arbitrators shall be reduced to writing; final and binding without the right of appeal; the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrator; made and promptly paid in U.S. dollars free of any deduction or offset; and any costs or fees incident to enforcing the award, shall to the maximum extent permitted by law be charged against the Party resisting such enforcement; EIGHT (8) The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in full; NINE (9) Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the Party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be; TEN (10) The arbitration shall proceed in the absence of a Party who, after due notice, fails to answer or appear.  An award shall not be made solely on the default of a Party, but the arbitrators shall require the Party who is present to submit such evidence as the arbitrators may determine is reasonably required to make an award; and ELEVEN (11) If an arbitrator should die, withdraw or otherwise become incapable of serving, or refuse to serve, a successor arbitrator shall be selected and appointed in the same manner as the original arbitrator. SIX (6). The parties agree that this Contract is an investment agreement between the State and the Contractor and that the activities associated with this Contract are commercial in nature.  The Parties agree that they do not have the right, and through this Contract, expressly and irrevocably renounce whatever right to assert as a defense any immunity from jurisdiction they may have or immunity from execution of a judgment, award, or seizure of property, from execution of any award or judgment, or any attachment of assets in order to seize assets prior to judgment or issuance of an award, with respect to activities or any legal action or procedure arising out of or related to this Contract.

CLAUSE THIRTY-TWO (32): FORCE MAJEURE.

ONE (1). Neither Party shall be considered in default of the performance of any of its obligations under this Contract if the failure to perform or the delay in performing such obligations results from events occurring under the following circumstances:  1.1 the performance of any obligation hereunder is prevented, hindered or delayed because of any event or combination of events including, but not limited to earthquake, war, fire, flood or other natural disaster beyond the reasonable control of such Party; 1.2  any event or combination of events that is the direct cause for preventing, hindering or delaying any of the Parties from performing its obligations under this Contract; 1.3 whenever any such event or combination of events has occurred, such Party shall take all necessary actions to overcome any cause that prevents, hinders or delays performance of its obligations, as well as to minimize its consequences and, insofar as is practicable, to continue to perform its obligations hereunder and 1.4 The provision set forth in Clause 3, number 4 of this Contract associated with the issuance of the Environmental Permit by MARENA. 2. Notice of any force majeure event and their conclusion shall be immediately given to the other Party by the Party invoking force majeure.  3. If the operations under this Contract are partially or entirely suspended as a result of a force majeure event, the period for carrying out the suspended operations shall be extended by a period equivalent to the suspension.

CLAUSE THIRTY-THREE (33): NOTICES.

ONE (1). Any notice and other communications required or given under this Contract shall be deemed given when delivered in writing either by hand or fax transmission, appropriately addressed as follows:  To The Ministry of Energy and Mines, to the attention of: Ing. Emilio Rappaccioli Baltodano R. Via fax: 505 + 2224629 (FIVE ZERO FIVE + TWO TWO TWO FOUR SIX TWO NINE); Correo Postal 159 (ONE FIVE NINE); Email at emilio.rappaccioli@mem.gob.ni; Physical Address: Hospital Bautista una (1) cuadra al oeste y una (1) cuadra al norte, Managua.Telephone: (505.228.1278).  To the CONTRACTOR: Infinity Energy Resources, Inc, to the attention of: Mr. Stanton E. Ross, at 11900 (one one nine zero zero) College Boulevard, Suite two hundred four (204), Overland Park, Kansas, six, six, two, one, zero (66210), USA; By fax to one, nine, one, three, three, three, eight dash four, four, five eight (1 (913) 338-4458), Attention: Infinity Energy Resources, Inc.   2. Either Party may change its address or addresses or representatives for the purpose of receiving notices by giving at least ten (10) days prior written notice of the change to the other Party.

CLAUSE THIRTY-FOUR (34): TERMINATION.

ONE (1). This Contract will terminate by its own terms in the cases specified in Article 70 of the Law, which by reference is incorporated herein.

TWO (2).  The Contractor shall have the right to terminate this Contract by electing to relinquish the entire Contract Area pursuant to number 2 of Clause 7 of this Contract.

THREE (3). If either Party to the Contract commits a material breach of Contract not covered by Article 70 of The Law, the other Party shall have the right to terminate the Contract using the following procedure: 3.1 The Party claiming the right to terminate shall give notice to the other Party specifying the particular material breach and requiring the other Party, within ninety (90) days of such notice, to remedy the same or make reasonable compensation to the complaining Party, as the case may be; 3.2 If the Party receiving the notice fails to comply with said notice, the complaining Party may, after the expiration of the ninety (90) days notice, terminate this Contract immediately provided; however, that in the event the breach has been referred to arbitration or to an expert, pursuant to Clause 31 of this Contract, Miscellaneous Provisions, the complaining Party may not exercise its right of termination until such time the result of the determination by an arbiter or expert is made known; whenever the Party that elects to refer the dispute to the determination of an arbiter or expert is willing to continue its claim diligently under such procedures.

FOUR (4). Notwithstanding termination of the Contract and without prejudice to number 6 of Clause 7 of this Contract, the Contractor remains responsible for the clean-up of the Contract Area pursuant to Clauses 7 number 7 and 35 of this Contract.

FIVE (5). In the event the Environmental Permit required for the exploration phase is not issued by MARENA at the end of one (1) year as of the Effective Date or if the permit is issued within such period but contains conditions that restrict the Contractor's access to or the right to conduct Petroleum Operations in more than twenty percent (20%) of the Contract Area, or if as a direct result of such conditions the cost of the Minimum Exploration Program is increased for the first sub-period by more than fifty percent (50%) of the estimated investment, pursuant to Clause 8, number 2, of this Contract, the Contractor within thirty (30) days after the expiration of one (1) year or the date of issuance of the conditional permit by MARENA, whatever the situation may be, may elect to terminate the Contract by giving notice to MEM without further responsibility or obligation, unless the Environmental Permit problems are resolved to the satisfaction of the Contractor within thirty (30) days from the date of the notice given of its intention to terminate the Contract.  If the Contract is terminated pursuant to this Clause, the MEM shall release the guarantees provided by the Contractor and its parent company pursuant to Clause 9 of this Contract.  The area rental paid under Clause 21, number 1 of this Contract shall not be reimbursed and the Contractor shall have no claim against MEM or the State for costs it incurred in relation to this Contract.

CLAUSE THIRTY-FIVE (35): CLEAN-UP AND ABANDONMENT.

ONE (1). Within sixty (60) days after the expiration of the term of the Contract or the relinquishment of all or a part of the Contract Area, the Contractor shall propose and carry out to the satisfaction of the MEM and the MARENA an abandonment program mutually agreed with the MEM, for all of the Contractor’s facilities that MEM does not elect to receive in accordance with Clause 22, number 1 of this Contract.  With respect to the area and/or facilities being relinquished, such abandonment program shall comply with the internationally accepted standards at the time of the relinquishment.

TWO (2). No later than three (3) years before the earlier of (a) the scheduled expiry of the term of the Contract or (b) Contractor's early termination of production from an Exploitation Area or termination of an infrastructure operation included in the approved Development Plan, the Contractor shall submit a proposed abandonment program covering all such facilities for MEM’s approval.

THREE (3). The MEM shall make a decision, within ninety (90) days, concerning the proposal submitted by the Contractor pursuant to the preceding sub-clause and may approve or modify or impose conditions.  Prior to modifying or imposing conditions to the proposal, the MEM shall notify the Contractor concerning the modifications or conditions proposed and shall give the Contractor the opportunity to submit written statements within the following sixty (60) days concerning the proposed modifications.  After reviewing such statements, the MEM shall issue its final decision with respect to the Contractor’s proposal.

FOUR (4). In the event the Contractor does not present a timely proposal to the MEM under sub-clause 2 of this Clause, the MEM, after giving thirty (30) day notice to the Contractor requesting it to do so, may prepare an abandonment program for such facilities if the Contractor does not present a proposal by the end of the thirty (30) day period, and whenever the MEM has prepared such program, it shall have the same effect as if it had been submitted by the Contractor and approved by the MEM.

FIVE (5). The approved budget for carrying out the approved abandonment program shall be consolidated with the Contractor’s payment into an account that generates interest with a depositary approved by the MEM, per unit of production calculated by dividing the approved abandonment budget by the estimated units of production to be produced and reserved by the Contractor between the date of the MEM’s approval and the anticipated date of abandonment.  Such cost shall be considered for purposes of calculation of the Contractor’s income tax as an operating cost incurred at the time of payment of the accounts.  If the Contractor carries out the abandonment program, any portion of the account, including accrued interest not required for the abandonment program, shall belong to the Contractor, but will be deemed taxable income in the year received.  If the amount deposited (including accrued interest) is insufficient to complete the abandonment program, the Contractor shall pay all additional costs required to complete the abandonment program.  With respect to the facilities transferred to the MEM pursuant to Clause 22, number 1, of this Contract, the portion of the account corresponding to the clean-up of such facilities shall be transferred to the Ministry of Energy and Mines, who shall assume all responsibility for the facility and its abandonment and shall hold the Contractor harmless against any liability with respect to the accumulation after the date of such transfer to the Ministry of Energy and Mines.  The parties appearing before me, Notary Public, so expressed with respect to the object, value and legal effect of this instrument, the object and significance of the special clauses contained herein and the general clauses that ensure its validity.  The undersigned Notary Public states to have seen the documents inserted and associated with this deed. This deed was read by me, Notary Public, in its entirety, before the appearing parties, who fully agree with, approve and ratify it in all and each of its parts, without any changes made, and sign it together with me, Notary Public.  I swear to all listed (f) Legible; (f) legible; Dr. Joaquin Hernán Estrada Santamaría (f) Illegible: Stanton Edward Ross. (f) Illegible: Roberto Octavio Arguello Villavicencil. (f) Illegible: Geovanny Francisco Salinas Brenes , State Notary Public.

BEFORE ME: the front of page number two hundred thirteen to the back of page number two hundred sixty four of protocol number Two of the 11th Notary Office of the State during the current year and at the request of the Attorney General for the Republic, Doctor Joaquin Hernán Estrada Santamaría,  I hereby release this first authenticated copy in fifty three pages that I sign, seal and initial in the city of Managua at eleven o’clock in the morning of March twenty four of the year two thousand nine.

(Signature and Seal for the Attorney General’s office of the Republic)

Republic of Nicaragua

Central America

/s/ GEOVANNY FRANCISCO SALINAS BRENES

ELEVENTH NOTARY PUBLIC FOR THE STATE